FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-193376-11

September 15, 2014

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$1,235,960,696
(Approximate Total Mortgage Pool Balance)

$1,049,021,000
(Approximate Offered Certificates)

COMM 2014-LC17

Deutsche Mortgage & Asset Receiving Corporation Depositor

Ladder Capital Finance LLC
German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
Natixis Real Estate Capital LLC
Silverpeak Real Estate Finance LLC
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		Cantor Fitzgerald & Co.
Joint Bookrunning Managers and Co-Lead Managers

Natixis Securities Americas LLC	Nomura	Citigroup
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust

Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated September 15, 2014, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners & Co-Lead Managers:	Deutsche Bank Securities Inc. Cantor Fitzgerald & Co.
Co-Managers:	Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Nomura Securities International, Inc
Mortgage Loan Sellers:
Ladder Capital Finance LLC (“LCF”) (32.7%), German American Capital Corporation* (“GACC”) (29.3%), Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (23.1%), Natixis Real Estate Capital LLC (“Natixis”) (10.8%) and Silverpeak Real Estate Finance LLC (“SPREF”) (4.1%)
*An indirect wholly owned subsidiary of Deutsche Bank AG.

Master Servicer:	Wells Fargo Bank, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Special Servicer:	LNR Partners, LLC
Trustee:	Wilmington Trust, National Association
Certificate Administrator:	Wells Fargo Bank, National Association
Rating Agencies:	Fitch Ratings, Inc., DBRS, Inc. and Moody’s Investors Service, Inc.
Determination Date:	The 6th day of each month, or if such 6th day is not a business day, the following business day, commencing in October 2014.
Distribution Date:	4th business day following the Determination Date in each month, commencing in October 2014.
Cut-off Date:	Payment Date in September 2014 (or related origination date, if later). Unless otherwise noted, all Mortgage Loan statistics are based on balances as of the Cut-off Date.
Settlement Date:	On or about September 29, 2014
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	October 2047
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust
TRANSACTION HIGHLIGHTS

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
Ladder Capital Finance LLC	22	140	$403,885,000	32.7%
German American Capital Corporation	19	30	$362,354,708	29.3%
Cantor Commercial Real Estate Lending, L.P.	12	13	$285,245,406	23.1%
Natixis Real Estate Capital LLC	11	16	$133,706,725	10.8%
Silverpeak Real Estate Finance LLC	7	8	$50,768,856	4.1%
Total:	71	207	$1,235,960,696	100.0%

Pooled Collateral Facts:
Initial Outstanding Pool Balance:	$1,235,960,696
Number of Mortgage Loans:	71
Number of Mortgaged Properties:	207
Average Mortgage Loan Cut-off Date Balance:	$17,407,897
Average Mortgaged Property Cut-off Date Balance:	$5,907,825
Weighted Average Mortgage Rate:	4.5811%
Weighted Average Mortgage Loan Original Term to Maturity or ARD (months):	109
Weighted Average Mortgage Loan Remaining Term to Maturity or ARD (months):	108
Weighted Average Mortgage Loan Seasoning (months):	0
% of Mortgaged Properties Leased to a Single Tenant:	10.9%
Credit Statistics(1):
Weighted Average Mortgage Loan U/W NCF DSCR:	1.73x
Weighted Average Mortgage Loan Cut-off Date LTV(2):	65.7%
Weighted Average Mortgage Loan Maturity Date or ARD LTV(2):	56.8%
Weighted Average U/W NOI Debt Yield:	10.7%
Amortization Overview:
% Mortgage Loans with Amortization through Maturity:	38.1%
% Mortgage Loans with Interest Only followed by Amortization:	32.9%
% Mortgage Loans with Interest Only through Maturity or ARD:	26.5%
% Mortgage Loans which Fully Amortize over the Term:	2.5%
Weighted Average Remaining Amortization Term (months)(3):	342
Loan Structural Features:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	94.3%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(4):	89.9%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	62.1%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(5):	89.4%
% Mortgage Loans with Upfront Engineering Reserves:	72.2%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	59.6%
% Mortgage Loans with In Place Hard Lockboxes:	55.9%
% Mortgage Loans with Cash Traps Triggered at Levels ≥ 1.05x:	82.9%
% Mortgage Loans with Defeasance Only After a Lockout Period and Prior to an Open Period:	88.6%
% Mortgage Loans with Prepayment with a Yield Maintenance Charge Prior to an Open Period and also Allow Defeasance after a Period of 2 Years Following the Closing Date:	5.0%
% Mortgage Loans with Prepayment Only After a Lockout Period and Prior to an Open Period with a Yield Maintenance Charge:	4.8%
% Mortgage Loans with Prepayment with a Yield Maintenance Charge or Defeasance Only After a Lockout Period and Prior to an Open Period:	1.6%
(1)
With respect to the Loews Miami Beach Hotel Loan, the Wilton Commercial Portfolio Loan, the 80 and 90 Maiden Lane Loan and the Myrtle Beach Marriott Resort & Spa Loan, LTV, DSCR and debt yield calculations include the related pari passu companion loans.

(2)
With respect to 8 mortgage loans, representing 18.3% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date or ARD LTV have in certain cases been calculated based on the “As Renovated”, “As Stabilized”, “As Complete” or “Hypothetical As Is” value and in certain other cases calculated using the portfolio valuation value. For additional information, see the Footnotes to Annex A-1. In the case of 3 of the mortgage loans, collectively representing approximately 3.0% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date or ARD LTV for such mortgage loans have been calculated based on an appraised value that includes certain property that does not qualify as real property.

(3)	Excludes loans which are interest only for the full loan term or through a related anticipated repayment date.
(4)	Includes FF&E Reserves.
(5)	Represents the percent of the allocated initial outstanding principal balance of retail, office, mixed use and industrial properties only.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust
SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/DBRS)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels		Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$54,856,000	30.000%	(6)	2.34	1 - 51	46.0%	15.3%
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$227,433,000	30.000%	(6)	4.86	51 - 60	46.0%	15.3%
Class A-SB	Aaa(sf) / AAAsf / AAA(sf)	$96,726,000	30.000%	(6)	7.04	52 - 117	46.0%	15.3%
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$34,183,000	30.000%	(6)	6.98	84 - 85	46.0%	15.3%
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$190,000,000	30.000%	(6)	9.84	117 - 119	46.0%	15.3%
Class A-5	Aaa(sf) / AAAsf / AAA(sf)	$261,974,000	30.000%	(6)	9.95	119 - 120	46.0%	15.3%
Class X-A(7)	NR / AAAsf / AAA(sf)	$947,054,000(8)	N/A		N/A	N/A	N/A	N/A
Class A-M(9)	Aa1(sf) / AAAsf / AAA(sf)	$81,882,000(10)	23.375%		9.95	120 - 120	50.3%	14.0%
Class B(9)	Aa3(sf) / AAsf / AA(sf)	$57,164,000(10)	18.750%		9.95	120 - 120	53.4%	13.2%
Class PEZ(9)	A1(sf) / Asf / A(high)(sf)	$183,849,000(10)	15.125%	(6)	9.95	120 - 120	55.8%	12.6%
Class C(9)	A3(sf) / Asf / A(high)(sf)	$44,803,000(10)	15.125%	(6)	9.95	120 - 120	55.8%	12.6%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/DBRS)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-B(7)	NR / Asf / AAA(sf)	$101,967,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	NR / BBB-sf / AAA(sf)	$91,152,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-D(7)	NR / BB-sf / AAA(sf)	$29,354,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-E(7)	NR / B-sf / AAA(sf)	$12,360,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-F(7)	NR / NR / AAA(sf)	$16,994,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-G(7)	NR / NR / AAA(sf)	$37,079,695(8)	N/A	N/A	N/A	N/A	N/A
Class D	NR / BBB-sf / BBB(low)(sf)	$91,152,000	7.750%	9.95	120 - 120	60.6%	11.6%
Class E	NR / BB-sf / BB(low)(sf)	$29,354,000	5.375%	9.95	120 - 120	62.2%	11.3%
Class F	NR / B-sf / B(high)(sf)	$12,360,000	4.375%	9.95	120 - 120	62.8%	11.2%
Class G	NR / NR / B(low)(sf)	$16,994,000	3.000%	9.97	120 - 121	63.7%	11.0%
Class H	NR / NR / NR	$37,079,695	0.000%	10.94	121 - 180	65.7%	10.7%
(1)
The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ Certificates.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)
Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amount of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates may vary depending upon the final pricing of the classes of certificates and/or trust components whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F or Class X-G Certificates, as applicable, would be equal to zero, such class of certificates will not be issued on the settlement date of this securitization.

(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a Certificate Balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and mortgage loans with anticipated repayment dates are repaid on the respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of all Certificates and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates are represented in the aggregate. The initial subordination levels for the Class PEZ and Class C Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the settlement date of $44,803,000.

(7)
The pass-through rate applicable to the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust
SUMMARY OF THE CERTIFICATES

Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5 Certificates and the Class A-M trust component (based on their Certificate Balances), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B and Class C trust components (based on their Certificate Balances), as further described in the Free Writing Prospectus, (C) with respect to the Class X-C Certificates, the pass-through rate of the Class D Certificates, as further described in the Free Writing Prospectus, (D) with respect to the Class X-D Certificates, the pass-through rate of the Class E Certificates, as further described in the Free Writing Prospectus, (E) with respect to the Class X-E Certificates, the pass-through rate of the Class F Certificates, as further described in the Free Writing Prospectus, (F) with respect to the Class X-F Certificates, the pass-through rate of the Class G Certificates, as further described in the Free Writing Prospectus and (G) with respect to the Class X-G Certificates, the pass-through rate of the Class H Certificates, as further described in the Free Writing Prospectus.

(8)
The Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates (the “Class X Certificates”) will not have Certificate Balances.  None of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates will be entitled to distributions of principal.  The interest accrual amounts on the Class X-A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates and the Class A-M trust component. The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class B and Class C trust components. The interest accrual amounts on the Class X-C Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class D Certificates. The interest accrual amounts on the Class X-D Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class E Certificates. The interest accrual amounts on the Class X-E Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class F Certificates. The interest accrual amounts on the Class X-F Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class G Certificates. The interest accrual amounts on the Class X-G Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class H Certificates.

(9)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(10)
On the settlement date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the settlement date of $81,882,000, $57,164,000 and $44,803,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange; such initial Certificate Balance is not included in the aggregate certificate principal balance of the offered certificates set forth on the cover page of this Term Sheet. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the settlement date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the settlement date.

Short-Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut-off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio(2)(3)	U/W NCF DSCR(2)	U/W NOI Debt Yield(2)
A-1	Natixis	Quito Village Center	Retail	$19,929,938	51	65.7%	1.37x	9.0%
A-2	SPREF	RSRT Properties	Multifamily	$4,223,935	58	71.7%	1.84x	25.6%
A-2	GACC	SRC Multifamily Portfolio 2	Multifamily	$29,850,000	59	73.3%	1.33x	9.0%
A-2	GACC	SRC Multifamily Portfolio 3	Multifamily	$28,500,000	59	74.9%	1.41x	9.7%
A-2	Natixis	Pasadena Multifamily Portfolio	Multifamily	$20,000,000	59	61.5%	3.01x	13.5%
A-2	SPREF	Grayson Bodyplex	Retail	$3,219,921	59	64.7%	1.56x	11.7%
A-2	CCRE	80 and 90 Maiden Lane	Office	$90,000,000	60	61.7%	1.73x	7.9%
A-2	GACC	World Houston Plaza	Office	$18,000,000	60	66.7%	1.90x	12.1%
A-2	CCRE	Lowes Improvement Center	Retail	$12,350,000	60	64.7%	2.51x	10.4%
A-2	Natixis	Weatherly Apartments	Multifamily	$5,625,000	60	72.8%	1.28x	9.9%
A-2	GACC	Great Value Self Storage	Self Storage	$3,862,500	60	72.9%	1.77x	10.9%
A-3	LCF	Bartlett Flex Portfolio	Industrial	$24,500,000	84	69.8%	1.30x	10.2%
A-3	SPREF	Broadmoor Towne Center	Retail	$15,500,000	84	61.5%	1.19x	11.5%
A-3	SPREF	Great American Plaza	Office	$3,675,000	84	72.1%	1.47x	10.1%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses or extensions for the indicated Certificates. See “Yield and Maturity Considerations—Yield Considerations” in the Free Writing Prospectus.

(2)	With respect to the 80 and 90 Maiden Lane Loan LTV, DSCR and debt yield calculations include the related pari passu companion loan.
(3)
With respect to the SRC Multifamily Portfolio 2, the Cut-off Date LTV Ratio has been calculated using the “As Renovated” value.  The “As-is” Cut-off Date LTV Ratio is 83.7%. With respect to the SRC Multifamily Portfolio 3, the Cut-off Date LTV Ratio has been calculated using the “As Renovated” value.  The “As-is” Cut-off Date LTV Ratio is 84.9%.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust
STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A-SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A-3 to the Free Writing Prospectus, then, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the principal balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total principal balance of the Class A-M, Class B and Class C trust components and the Certificate Balances of the Class D through Class H Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates and the Class A-M trust component; (ii) the notional amount of the Class X-B Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class B and Class C trust components; (iii) the notional amount of the Class X-C Certificates will be reduced by the principal distributions and realized losses allocated to the Class D Certificates; (iv) the notional amount of the Class X-D Certificates will be reduced by the principal distributions and realized losses allocated to the Class E Certificates; (v) the notional amount of the Class X-E Certificates will be reduced by the principal distributions and realized losses allocated to the Class F Certificates; (vi) the notional amount of the Class X-F Certificates will be reduced by the principal distributions and realized losses allocated to the Class G Certificates; and (vii) the notional amount of the Class X-G Certificates will be reduced by the principal distributions and realized losses allocated to the Class H Certificates.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust
STRUCTURE OVERVIEW

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the PEZ Certificates.

The pass-through rate applicable to the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates and the Class A-M trust component (based on their Certificate Balances), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B and Class C  trust components (based on their Certificate Balances), as further described in the Free Writing Prospectus, (C) with respect to the Class X-C Certificates, the pass-through rate of the Class D Certificates, as further described in the Free Writing Prospectus, (D) with respect to the Class X-D Certificates, the pass-through rate of the Class E Certificates, as further described in the Free Writing Prospectus, (E) with respect to the Class X-E Certificates, the pass-through rate of the Class F Certificates, as further described in the Free Writing Prospectus, (F) with respect to the Class X-F Certificates, the pass-through rate of the Class G Certificates, as further described in the Free Writing Prospectus and (G) with respect to the Class X-G Certificates, the pass-through rate of the Class H Certificates, as further described in the Free Writing Prospectus.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing certificate classes.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust
STRUCTURE OVERVIEW

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class H through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5 and Class D Certificates and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5 and Class D Certificates and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate - Discount Rate)	X	The percentage of the principal distribution amount to such Class or trust component as described in (a) above
(Mortgage Rate - Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A-M trust component as described above will be allocated between the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

Loan Combinations:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Loews Miami Beach Hotel secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $120,000,000, evidenced by Note A-2 (the “Loews Miami Beach Hotel Loan”), representing approximately 9.7% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis two companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $180,000,000, evidenced by Note A-1, which is expected to be included in the COMM 2014-UBS5 transaction and Note A-3, which is currently held by

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust
STRUCTURE OVERVIEW

GACC, and which may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Loews Miami Beach Hotel Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Loews Miami Beach Hotel Loan Combination.”

The Loews Miami Beach Hotel Loan Combination is expected to be serviced pursuant to the COMM 2014-UBS5 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the Loews Miami Beach Hotel Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—Loews Miami Beach Hotel Loan Combination” in the Free Writing Prospectus.

The portfolio of Mortgaged Properties identified on Annex A–1 to the Free Writing Prospectus as Wilton Commercial Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $120,000,000, evidenced by Note A-1 (the “Wilton Commercial Portfolio Loan”), representing approximately 9.7% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $33,000,000, evidenced by Note A-2, which is currently held by LCF or an affiliate thereof, and which may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Wilton Commercial Portfolio Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Wilton Commercial Portfolio Loan Combination.”

The Wilton Commercial Portfolio Loan Combination will be serviced pursuant to the Pooling and Servicing Agreement and the related intercreditor agreement. For additional information regarding the Wilton Commercial Portfolio Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—Wilton Commercial Portfolio Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 80 and 90 Maiden Lane secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $90,000,000, evidenced by Note A-1 (the “80 and 90 Maiden Lane Loan”), representing approximately 7.3% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $55,000,000, evidenced by Note A-2, which is currently held by CCRE, and which may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The 80 and 90 Maiden Lane Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “80 and 90 Maiden Lane Loan Combination.”

The 80 and 90 Maiden Lane Loan Combination will be serviced pursuant to the Pooling and Servicing Agreement and the related intercreditor agreement. For additional information regarding the 80 and 90 Maiden Lane Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—80 and 90 Maiden Lane Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Myrtle Beach Marriott Resort & Spa secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $54,936,521, evidenced by Note A-2 (the “Myrtle Beach Marriott Resort & Spa Loan”), representing approximately 4.4% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $60,929,596, evidenced by Note A-1, which is currently held by CCRE, which may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Myrtle Beach Marriott Resort & Spa Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Myrtle Beach Marriott Resort & Spa Loan Combination.”

The Myrtle Beach Marriott Resort & Spa Loan Combination will initially be serviced pursuant to the Pooling and Servicing Agreement for this transaction and the related intercreditor agreement.  It is expected that servicing of the Myrtle Beach Marriott Resort & Spa Loan Combination will transfer to the pooling and servicing agreement for a to be determined

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust
STRUCTURE OVERVIEW

securitization of the Myrtle Beach Marriott Resort & Spa pari passu companion loan.. For additional information regarding the Myrtle Beach Marriott Resort & Spa Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—Myrtle Beach Marriott Resort & Spa Combination” in the Free Writing Prospectus.

Control Rights and Directing Holder:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the Loews Miami Beach Hotel Loan and the Myrtle Beach Marriott Resort & Spa Loan). The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan (other than with respect to the Loews Miami Beach Hotel Loan and the Myrtle Beach Marriott Resort & Spa Loan). Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

It is expected that LNR Securities Holdings, LLC will be the initial Directing Holder with respect to each Mortgage Loan (other than the Loews Miami Beach Hotel Loan or the Myrtle Beach Marriott Resort & Spa Loan).

For a description of the directing holder for the Loews Miami Beach Hotel Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination, see “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F, Class G and Class H Certificates.
Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class H Certificates.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has an aggregate Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the initial Certificate Balance of such Class.

Upon the occurrence and the continuance of a Control Termination Event, the Directing Holder will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust
STRUCTURE OVERVIEW

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder will retain non-binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event the Directing Holder will have no rights under the pooling and servicing for this securitization (the “Pooling and Servicing Agreement”) other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the Loews Miami Beach Hotel Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the Loews Miami Beach Hotel Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.  See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement” in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the Loews Miami Beach Hotel Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the Loews Miami Beach Hotel Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorum or (ii) the Holders of more than 50% of the voting rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer (other than with respect to the Loews Miami Beach Hotel Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination) with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

In addition, other than with respect to the Loews Miami Beach Hotel Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the Loews Miami Beach Hotel Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement” in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the Loews Miami Beach Hotel Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans (other than the Loews Miami Beach Hotel Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust
STRUCTURE OVERVIEW

Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Loews Miami Beach Hotel Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date Balances(1)

						Weighted Averages
					% of Initial
					Outstanding		Stated	U/W		Maturity
			Number of	Aggregate	Pool		Remaining Term	NCF	Cut-off Date	Date or
Range of Cut-off Date Balances			Mortgage Loans	Cut-off Date Balance	Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD LTV(3)
$2,200,000	-	$7,499,999	23	$111,785,991	9.0%	4.8670%	110	1.62x	69.6%	59.0%
$7,500,000	-	$14,999,999	20	$201,283,469	16.3%	4.6952%	116	1.58x	66.8%	56.7%
$15,000,000	-	$24,999,999	17	$305,954,715	24.8%	4.5437%	103	1.69x	66.1%	56.8%
$25,000,000	-	$49,999,999	7	$232,000,000	18.8%	4.6316%	113	1.46x	68.7%	57.1%
$50,000,000	-	$74,999,999	1	$54,936,521	4.4%	4.6425%	119	1.62x	69.8%	56.8%
$75,000,000	-	$120,000,000	3	$330,000,000	26.7%	4.4038%	104	2.09x	60.5%	56.1%
Total/Weighted Average			71	$1,235,960,696	100.0%	4.5811%	108	1.73x	65.7%	56.8%

Distribution of Mortgage Rates(1)
						Weighted Averages
					% of Initial
					Outstanding		Stated			Maturity
			Number of	Aggregate	Pool		Remaining Term	U/W NCF	Cut-off Date	Date or
Range of Mortgage Rates			Mortgage Loans	Cut-off Date Balance	Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD LTV(3)
3.6940%	-	4.4999%	18	$465,897,500	37.7%	4.2430%	101	2.10x	61.5%	59.1%
4.5000%	-	4.7499%	21	$295,457,962	23.9%	4.5781%	124	1.59x	65.7%	49.9%
4.7500%	-	4.9999%	21	$387,153,541	31.3%	4.8319%	106	1.46x	70.3%	59.8%
5.0000%	-	5.9390%	11	$87,451,692	7.1%	5.2830%	103	1.40x	67.4%	55.1%
Total/Weighted Average			71	$1,235,960,696	100.0%	4.5811%	108	1.73x	65.7%	56.8%

Property Type Distribution(1)(4)
					Weighted Averages

			% of Initial	Number	Cut-off Date		Stated
	Number of	Aggregate	Outstanding	of	Balance per		Remaining			Cut-off	Maturity
	Mortgaged	Cut-off	Pool	Units/Rooms/Pads	Unit/Room/Pad	Mortgage	Term		U/W NCF	Date LTV	Date or
Property Type	Properties	Date Balance	Balance	NRA/Beds	NRA/Bed	Rate	(Mos.)(2)	Occupancy	DSCR	Ratio(3)	ARD LTV(3)
Office	31	$355,945,905	28.8%	2,702,433	$180	4.5537%	101	93.8%	1.56x	66.3%	59.9%
Suburban	23	$201,857,032	16.3%	1,798,045	$133	4.5575%	113	95.1%	1.51x	69.1%	61.1%
CBD	1	$90,000,000	7.3%	552,064	$263	4.2645%	60	94.1%	1.73x	61.7%	61.7%
Medical	7	$64,088,872	5.2%	352,324	$214	4.9481%	120	89.3%	1.47x	63.7%	53.9%
Retail	46	$252,772,366	20.5%	2,644,248	$156	4.6436%	109	92.8%	1.61x	66.9%	57.5%
Anchored(5)	30	$210,279,151	17.0%	2,123,052	$166	4.6098%	106	94.1%	1.62x	67.1%	58.2%
Unanchored	16	$42,493,216	3.4%	521,196	$107	4.8106%	120	86.2%	1.55x	65.8%	53.8%
Hospitality	6	$228,136,521	18.5%	1,520	$318,097	4.3637%	120	80.2%	2.30x	61.0%	53.2%
Full Service	2	$174,936,521	14.2%	1,195	$350,335	4.2875%	120	80.4%	2.49x	58.3%	54.3%
Limited Service	4	$53,200,000	4.3%	325	$212,089	4.6140%	119	79.6%	1.66x	69.7%	49.7%
Multifamily	65	$189,911,208	15.4%	5,653	$37,465	4.7280%	91	92.2%	1.59x	70.0%	61.9%
Garden	36	$171,661,208	13.9%	5,290	$36,103	4.7469%	88	91.7%	1.58x	70.7%	63.1%
Student Housing	29	$18,250,000	1.5%	363	$50,275	4.5500%	120	96.4%	1.69x	63.3%	51.2%
Manufactured Housing Community	6	$76,700,000	6.2%	2,166	$37,867	4.5202%	120	73.4%	1.91x	66.0%	58.8%
Industrial	33	$76,232,196	6.2%	1,866,331	$47	4.9291%	108	89.9%	1.51x	68.1%	59.9%
Self Storage	18	$34,862,500	2.8%	607,352	$62	4.4756%	167	84.4%	1.43x	53.7%	7.9%
Mixed Use	2	$21,400,000	1.7%	211,264	$56,833	4.4661%	120	76.7%	1.58x	63.8%	53.3%
Total/Weighted Average	207	$1,235,960,696	100.0%			4.5811%	108	88.8%	1.73x	65.7%	56.8%

Geographic Distribution(1)(4)

				Weighted Averages
			% of Initial
	Number of		Outstanding		Stated
	Mortgaged	Aggregate Cut-off	Pool		Remaining		Cut-off Date	Maturity Date
State/Location	Properties	Date Balance	Balance	Mortgage Rate	Term (Mos.) (2)	U/W NCF DSCR	LTV Ratio(3)	or ARD LTV(3)
Florida	9	$155,995,000	12.6%	4.2706%	120	2.56x	57.0%	54.2%
California	12	$151,423,938	12.3%	4.5513%	110	1.57x	65.5%	57.9%
Southern(6)	9	$89,494,000	7.2%	4.5306%	119	1.58x	63.5%	56.1%
Northern (6)	3	$61,929,938	5.0%	4.5811%	97	1.54x	68.5%	60.5%
Virginia	57	$134,409,294	10.9%	4.7957%	120	1.53x	68.0%	56.3%
Texas	16	$131,913,750	10.7%	4.5203%	82	1.78x	69.0%	57.2%
New York	4	$106,322,750	8.6%	4.3338%	69	1.75x	62.3%	60.4%
New York City	2	$93,750,000	7.6%	4.2883%	62	1.71x	61.8%	61.6%
Remaining New York State	2	$12,572,750	1.0%	4.6725%	120	2.10x	66.2%	51.4%
Georgia	14	$69,899,518	5.7%	4.8458%	114	1.54x	69.5%	61.1%
South Carolina	3	$68,247,271	5.5%	4.6368%	119	1.59x	68.0%	55.1%
Other	92	$417,749,175	33.8%	4.6677%	115	1.57x	67.1%	56.2%
Total/Weighted Average	207	$1,235,960,696	100.0%	4.5811%	108	1.73x	65.7%	56.8%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios(1)(3)
						Weighted Averages
					% of Initial		Stated			Maturity
Range of Cut-off Date LTV			Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Date or ARD
Ratios			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio	LTV(3)
51.3%	-	54.9%	3	$164,686,872	13.3%	4.3040%	131	2.48x	52.8%	42.4%
55.0%	-	59.9%	5	$41,935,000	3.4%	4.5031%	118	1.76x	58.1%	50.9%
60.0%	-	64.9%	16	$298,884,921	24.2%	4.3847%	93	1.82x	62.5%	57.1%
65.0%	-	69.9%	18	$409,044,374	33.1%	4.6796%	112	1.60x	68.1%	57.4%
70.0%	-	74.9%	25	$261,807,643	21.2%	4.7854%	102	1.42x	72.7%	63.9%
75.0%	-	78.9%	4	$59,601,885	4.8%	4.8141%	120	1.38x	75.2%	65.1%
Total/Weighted Average			71	$1,235,960,696	100.0%	4.5811%	108	1.73x	65.7%	56.8%

Distribution of Maturity Date or ARD LTV Ratios(1)(3)
						Weighted Averages
					% of Initial		Stated
Range of LTV Ratios			Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Maturity Date or
at Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD LTV
0.4%	-	49.9%	11	$130,740,807	10.6%	4.7466%	128	1.66x	59.4%	32.3%
50.0%	-	54.9%	11	$352,294,915	28.5%	4.5025%	120	2.05x	61.2%	53.7%
55.0%	-	59.9%	19	$246,363,968	19.9%	4.6802%	115	1.51x	67.9%	57.7%
60.0%	-	70.9%	30	$506,561,005	41.0%	4.5449%	92	1.63x	69.4%	65.0%
Total/Weighted Average			71	$1,235,960,696	100.0%	4.5811%	108	1.73x	65.7%	56.8%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)
						Weighted Averages
					% of Initial		Stated
Range of Underwritten NCF			Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Maturity Date or
Debt Service Coverage Ratios			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD LTV(3)
1.15x	-	1.19x	3	$30,225,682	2.4%	4.6717%	101	1.19x	66.6%	50.6%
1.20x	-	1.39x	20	$290,560,811	23.5%	4.8516%	111	1.34x	68.7%	55.4%
1.40x	-	1.49x	6	$71,913,526	5.8%	4.7747%	94	1.43x	72.3%	64.1%
1.50x	-	1.59x	14	$287,487,806	23.3%	4.6899%	119	1.54x	67.2%	57.5%
1.60x	-	1.99x	20	$351,292,870	28.4%	4.4585%	100	1.73x	65.9%	57.7%
2.00x	-	3.01x	8	$204,480,000	16.5%	4.1732%	110	2.72x	56.6%	54.9%
Total/Weighted Average			71	$1,235,960,696	100.0%	4.5811%	108	1.73x	65.7%	56.8%

Original Terms to Maturity or ARD(1)(2)
						Weighted Averages
					% of Initial		Stated
Original Terms			Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Maturity Date or
to Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)	DSCR	LTV Ratio(3)	ARD LTV(3)
	60		11	$235,561,294	19.1%	4.4378%	59	1.76x	66.3%	63.9%
	84		3	$43,675,000	3.5%	4.8905%	84	1.28x	67.0%	52.8%
	120		56	$925,724,401	74.9%	4.6058%	120	1.75x	65.9%	57.1%
	180		1	$31,000,000	2.5%	4.5000%	180	1.39x	51.3%	0.4%
Total/Weighted Average			71	$1,235,960,696	100.0%	4.5811%	108	1.73x	65.7%	56.8%

Distribution of Remaining Terms to Maturity or ARD(1)(2)
						Weighted Averages
					% of Initial		Stated
Range of Remaining Terms			Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Maturity Date
to Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)	DSCR	LTV Ratio(3)	or ARD LTV(3)
51	-	60	11	$235,561,294	19.1%	4.4378%	59	1.76x	66.3%	63.9%
84		84	3	$43,675,000	3.5%	4.8905%	84	1.28x	67.0%	52.8%
117	-	120	56	$925,724,401	74.9%	4.6058%	120	1.75x	65.9%	57.1%
180	-	180	1	$31,000,000	2.5%	4.5000%	180	1.39x	51.3%	0.4%
Total/Weighted Average			71	$1,235,960,696	100.0%	4.5811%	108	1.73x	65.7%	56.8%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)

						Weighted Averages
					% of Initial		Stated			Maturity
Range of Underwritten NOI			Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Date or ARD
Debt Yields			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	LTV(3)
7.3%	-	7.9%	4	$130,570,000	10.6%	4.3529%	79	1.71x	64.0%	63.9%
8.0%	-	8.9%	9	$132,321,682	10.7%	4.8076%	120	1.37x	73.3%	65.4%
9.0%	-	9.9%	13	$186,324,337	15.1%	4.8117%	91	1.39x	68.9%	61.6%
10.0%	-	12.4%	36	$549,920,827	44.5%	4.6132%	113	1.61x	66.9%	56.9%
12.5%	-	14.9%	6	$206,227,165	16.7%	4.2324%	123	2.53x	55.3%	45.6%
15.0%	-	25.6%	3	$30,596,685	2.5%	4.9470%	111	2.07x	67.5%	35.7%
Total/Weighted Average			71	$1,235,960,696	100.0%	4.5811%	108	1.73x	65.7%	56.8%

Amortization Types(1)

						Weighted Averages
					% of Initial		Stated			Maturity
			Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Date or ARD
Amortization Type			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	LTV(3)
Amortizing Balloon			33	471,225,196	38.1%	4.7928%	112	1.58x	67.2%	53.5%
Interest Only, then Amortizing			26	390,369,500	31.6%	4.5889%	106	1.47x	69.3%	62.1%
Interest Only			7	296,200,000	24.0%	4.1951%	95	2.36x	59.2%	59.2%
Interest Only, ARD			3	31,416,000	2.5%	4.8891%	120	1.61x	69.6%	69.6%
Fully Amortizing			1	31,000,000	2.5%	4.5000%	180	1.39x	51.3%	0.4%
Interest Only, then Amortizing ARD			1	15,750,000	1.3%	4.8610%	120	1.37x	74.6%	67.3%
Total/Weighted Average			71	$1,235,960,696	100.0%	4.5811%	108	1.73x	65.7%	56.8%

Footnotes:
(1)
With respect to the Loews Miami Beach Hotel Loan, the Wilton Commercial Portfolio Loan, the 80 and 90 Maiden Lane Loan and the Myrtle Beach Marriott Resort & Spa Loan, LTV, DSCR, debt yield, and cut-off date balance per room/NRA calculations include the related pari passu companion loans.

(2)	In the case of 4 mortgage loans with anticipated repayment dates, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to 8 mortgage loans, representing 18.3% of the initial outstanding principal balance, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have in certain cases been calculated based on the “As Renovated”, “As Stabilized”, “As Complete” or “Hypothetical As Is” value and in certain other cases calculated using the portfolio valuation value. For additional information, see the Footnotes to Annex A-1. In the case of 3 of the mortgage loans, collectively representing approximately 3.0% of the initial outstanding principal balance, Cut-off Date LTV Ratio and Maturity Date or ARD LTV have been calculated based on an appraised value that includes certain property that does not qualify as real property.

(4)	Reflects allocated loan amount for properties securing multi-property mortgage loans (except with respect to the Temple Villas mortgage loan and RSRT Properties mortgage loan).
(5)	Includes anchored, single tenant and shadow anchored properties.
(6)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

Previous Securitization History(1)

					% of Initial
	Mortgage			Cut-off Date	Outstanding	Previous
Mortgage Loan	Loan Seller	City, State	Property Type	Balance	Pool Balance	Securitization
Loews Miami Beach Hotel	GACC	Miami Beach, FL	Hospitality	$120,000,000	9.7%	Various(2)
Wilton Commercial Portfolio	LCF	Various	Various	$120,000,000	9.7%	MLCFC 2006-3
80 and 90 Maiden Lane	CCRE	New York, NY	Office	$90,000,000	7.3%	CSFB 2005-C3
Myrtle Beach Marriott Resort & Spa	CCRE	Myrtle Beach, SC	Hospitality	$54,936,521	4.4%	JPMCC 2005-CB13
U-Haul Pool 4	LCF	Various	Self Storage	$31,000,000	2.5%	MLMT 2005-CKI1
SRC Multifamily Portfolio 2	GACC	Various	Multifamily	$29,850,000	2.4%	CD 2005-CD1(3)
Quito Village Center	Natixis	Saratoga, CA	Retail	$19,929,938	1.6%	GECMC 2004-C2
California Professional Center	LCF	Los Angeles, CA	Office	$16,100,000	1.3%	BSCMS 2004-T16
Broadmoor Towne Center	SPREF	Colorado Springs, CO	Retail	$15,500,000	1.3%	WBCMT 2004-C15
Triangle Plaza	LCF	Raleigh, NC	Retail	$15,000,000	1.2%	BSCMS 2004-PWR5
Satellite Office Portfolio	Natixis	Duluth, GA	Office	$12,969,915	1.0%	COMM 2005-LP5
DaVita El Segundo	CCRE	El Segundo, CA	Office	$12,250,000	1.0%	LBUBS 2004‐C6
Seaside Factory Outlet	LCF	Seaside, OR	Retail	$10,250,000	0.8%	GMACC 2004-C1
Heritage Towne Centre	CCRE	Birmingham, AL	Retail	$4,500,000	0.4%	LBUBS 2004-C1
Great American Plaza	SPREF	Las Vegas, NV	Office	$3,675,000	0.3%	WBCMT 2004-C14
Total				$555,961,374	45.0%

(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)	The most recent financing of the Lowes Miami Beach Hotel was previously securitized in GECMC 2005-C2, COMM 2005-LP5 and GMACC 2005-C1.
(3)
The most recent prior financing of the Stone Creek Apartments mortgaged property was included in the CD 2005-CD1 securitization. The most recent prior financings of the La Mansion Del Paseo mortgaged property and Southfield mortgaged property were not included in securitizations.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-LC17 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans

						Cut-off Date	Cut-off
	Mortgage				% of Initial	Balance per	Date	U/W	U/W NOI
	Loan			Cut-off Date	Outstanding	Room/NRA/	LTV	NCF	Debt
Mortgage Loan	Seller	City, State	Property Type	Balance	Pool Balance	Pad/Unit(1)(2)	Ratio(2)(3)	DSCR(2)	Yield(2)
Loews Miami Beach Hotel	GACC	Miami Beach, FL	Hospitality	$120,000,000	9.7%	$379,747	53.1%	2.89x	13.7%
Wilton Commercial Portfolio	LCF	Various	Various	$120,000,000	9.7%	$75	67.1%	1.55x	10.7%
80 and 90 Maiden Lane	CCRE	New York, NY	Office	$90,000,000	7.3%	$263	61.7%	1.73x	7.9%
Myrtle Beach Marriott Resort & Spa	CCRE	Myrtle Beach, SC	Hospitality	$54,936,521	4.4%	$286,089	69.8%	1.62x	11.3%
Parkway 120	CCRE	Matawan, NJ	Office	$45,000,000	3.6%	$203	75.0%	1.36x	8.9%
Aloft Cupertino	CCRE	Cupertino, CA	Hospitality	$34,000,000	2.8%	$276,423	70.0%	1.55x	10.3%
50 Crosby Drive	GACC	Bedford, MA	Office	$32,500,000	2.6%	$124	64.5%	1.50x	10.1%
Emerald Hills Village & Beaver Lake			Manufactured
Estates	LCF	Various, MN	Housing	$31,150,000	2.5%	$47,485	69.7%	1.72x	7.9%
U-Haul Pool 4	LCF	Various	Self Storage	$31,000,000	2.5%	$61	51.3%	1.39x	13.1%
SRC Multifamily Portfolio 2	GACC	Various	Multifamily	$29,850,000	2.4%	$49,667	73.3%	1.33x	9.0%
Total/Weighted Average				$588,436,521	47.6%		63.9%	1.83x	10.6%
(1)	With respect to the Wilton Commercial Portfolio Loan, cut-off date balance per/NRA excludes 94 multifamily units at the Southgate Manor property.
(2)
With respect to the Loews Miami Beach Hotel Loan, the Wilton Commercial Portfolio Loan, the 80 and 90 Maiden Lane Loan and the Myrtle Beach Marriott Resort & Spa Loan, LTV, DSCR, debt yield and cut-off date balance per room/NRA/Pad/Unit calculations include the related pari passu companion loans.

(3)
With respect to the Wilton Commercial Portfolio Loan, the Cut-off Date LTV Ratio has been calculated using the portfolio valuation value. Using the sum of the appraised values of the individual mortgaged properties, the Cut-off Date LTV Ratio is 69.0%. With respect to the SRC Multifamily Portfolio 2 Loan, the Cut-off Date LTV Ratio has been calculated using the “As Renovated” value. The “As Renovated” appraised value takes into account upgrades being performed at each property. At closing, approximately $3.6 million was deposited in escrow for capital improvements. The “As-is” Cut-off Date LTV Ratio is 83.7%.

Pari Passu Companion Loan Summary

		Companion	Loan
	Mortgage Loan	Loans	Combination
	Cut-off Date	Cut-off Date	Cut-off	Pooling & Servicing
Mortgage Loan	Balance	Balance	Date Balance	Agreement	Master Servicer	Special Servicer	Voting Rights
Loews Miami Beach Hotel	$120,000,000	$180,000,000	$300,000,000	COMM 2014-UBS5	Wells Fargo Bank, N.A.	Rialto Capital Advisors, LLC	COMM 2014-UBS5
Wilton Commercial Portfolio	$120,000,000	$33,000,000	$153,000,000	COMM 2014-LC17	Wells Fargo Bank, N.A.	LNR Partners, LLC	COMM 2014-LC17
80 and 90 Maiden Lane	$90,000,000	$55,000,000	$145,000,000	COMM 2014-LC17	Wells Fargo Bank, N.A.	LNR Partners, LLC	COMM 2014-LC17
Myrtle Beach Marriott
Resort & Spa	$54,936,521	$60,929,596	$115,866,117	COMM 2014-LC17	Wells Fargo Bank, N.A.	LNR Partners, LLC	See (1) below
(1)
Prior to the securitization of the Myrtle Beach Marriott Resort & Spa pari passu companion loan designated as Note A-1, the Myrtle Beach Marriott Resort & Spa Loan Combination will be serviced under the pooling and servicing agreement for this securitization and the related intercreditor agreement, and the directing holder will be the holder of the pari passu companion loan, which initially will be held by CCRE (Note A-1) or an affiliate thereof. After a to be determined securitization of the Myrtle Beach Marriott Resort & Spa pari passu companion loan designated as Note A-1, it is expected that the Myrtle Beach Marriott Resort & Spa Loan Combination will be serviced under the pooling and servicing agreement entered into in connection with that securitization and the related intercreditor agreement, and it is expected that the directing holder of the Myrtle Beach Marriott Resort & Spa Loan Combination will be the directing holder or its equivalent under that securitization. See “Description of the Mortgage Pool—Loan Combinations—The Myrtle Beach Marriott Resort & Spa Loan Combination” in the Free Writing Prospectus.

Existing Mezzanine Debt Summary

	Mortgage Loan	Mezzanine Debt	Trust	Total Debt	Trust	Total Debt	Trust	Total Debt
	Cut-off Date	Cut-off Date	U/W NCF	U/W NCF	Cut-off Date	Cut-off Date	U/W NOI	U/W NOI
Mortgage Loan	Balance	Balance	DSCR	DSCR	LTV Ratio	LTV Ratio	Debt Yield	Debt Yield
Emerald Hills Village & Beaver Lake Estates	$31,150,000	$4,450,000	1.72x	1.31x	69.7%	79.7%	7.9%	6.9%
SRC Multifamily Portfolio 2(1)	$29,850,000	$3,000,000	1.33x	1.12x	73.3%	80.7%	9.0%	8.2%
SRC Multifamily Portfolio 3(2)	$28,500,000	$3,000,000	1.41x	1.17x	74.9%	82.8%	9.7%	8.8%
Regency Square	$8,050,000	$1,000,000	1.41x	1.11x	73.2%	82.3%	10.2%	9.1%
(1)
With respect to the SRC Multifamily Portfolio 2, the Cut-off Date LTV has been calculated using the “As Renovated” value. The “As Renovated” appraised value takes into account upgrades being performed at each property. At closing, approximately $3.6 million was deposited in escrow for capital improvements. The “As-is” Cut-off Date LTV is 83.7%.

(2)	With respect to the SRC Multifamily Portfolio 3, the Cut-off Date LTV has been calculated using the “As Renovated” value. The “As Renovated” appraised value takes into account upgrades being performed at each property. At closing, approximately $3.8 million was deposited in escrow for capital improvements. The “As-is” Cut-off Date LTV is 84.9%.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Loews Hotels Holding Corporation
Borrower:	MB Redevelopment, LLC
Original Balance(1):	$120,000,000
Cut-off Date Balance(1):	$120,000,000
% by Initial UPB:	9.7%
Interest Rate:	4.1250%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	Interest Only
Additional Debt(1):	$180,000,000 Pari Passu Debt
Call Protection(2):	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$3,711,259	$371,126
Insurance:	$0	Springing
FF&E:	$0	4.0% of prior month’s gross revenues
Required Repairs:	$2,500	NAP

Financial Information(4)
Cut-off Date Balance / Room:	$379,747
Balloon Balance / Room:	$379,747
Cut-off Date LTV(5):	53.1%
Balloon LTV:	53.1%
Underwritten NOI DSCR(6):	3.28x
Underwritten NCF DSCR(6):	2.89x
Underwritten NOI Debt Yield:	13.7%
Underwritten NCF Debt Yield:	12.1%
Underwritten NOI Debt Yield at Balloon:	13.7%
Underwritten NCF Debt Yield at Balloon:	12.1%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Miami Beach, FL
Year Built / Renovated:	1998 / 2008-2010
Total Rooms:	790
Property Management:	Loews Miami Beach Hotel Operating Company, Inc.
Underwritten NOI:	$41,162,461
Underwritten NCF:	$36,207,741
“As-is” Appraised Value:	$565,000,000
“As-is” Appraisal Date:	July 9, 2014
“As Stabilized” Appraised Value(5):	$616,000,000
“As Stabilized” Appraisal Date(5):	July 9, 2015

Historical NOI
Most Recent NOI:	$41,475,955 (T-12 June 30, 2014)
2013 NOI:	$39,033,464 (December 31, 2013)
2012 NOI:	$35,832,978 (December 31, 2012)
2011 NOI:	$32,000,426 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	86.0% (June 30, 2014)
2013 Occupancy:	85.0% (December 31, 2013)
2012 Occupancy:	83.7% (December 31, 2012)
2011 Occupancy:	81.8% (December 31, 2011)
(1)
The Loews Miami Beach Hotel Loan Combination is evidenced by three pari passu notes in the aggregate original principal amount of $300.0 million. The non-controlling note A-2, with an Original Balance and Cut-off Date Balance of $120.0 million, will be included in the trust. The pari passu companion loan is comprised of the controlling Note A-1 with an original principal balance of $120.0 million and the non-controlling Note A-3 with an original principal balance of $60.0 million. For additional information on the pari passu companion loans, see “The Loan” herein.

(2)
The lockout period will be at least 24 payments beginning with and including the first payment date of October 6, 2014. Defeasance of the full $300.0 million Loews Miami Beach Hotel Loan Combination is permitted after the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan to be securitized and (ii) August 12, 2017.

(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)	DSCR, LTV, Debt Yield and Balance / Room calculations are based on the aggregate Loews Miami Beach Hotel Loan Combination.
(5)
Cut-off Date LTV is based on the “As-is” Appraised Value. The “As Stabilized” Appraised Value is based on a stabilized ADR of $361.52 and a stabilized occupancy of 83.0%. Based on the Loews Miami Beach Hotel Loan Combination amount of $300.0 million, the “As Stabilized” LTV ratio is 48.7%.

(6)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR would be 2.36x and 2.08x, respectively.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

Historical Occupancy, ADR, RevPAR(1)
	Loews Miami Beach Hotel Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	81.8%	$294.83	$241.13	73.6%	$243.60	$179.38	111.1%	121.0%	134.4%
2012	83.7%	$306.68	$256.55	73.7%	$252.84	$186.42	113.5%	121.3%	137.6%
2013	85.0%	$315.38	$268.01	75.5%	$251.66	$190.10	112.5%	125.3%	141.0%
T-12 June 2014	86.0%	$323.92	$278.49	76.0%	$259.58	$197.36	113.1%	124.8%	141.1%
(1)	Source: Hospitality research report.

The Loan. The Loews Miami Beach Hotel loan (the “Loews Miami Beach Hotel Loan”) consists of the non-controlling Note A-2 in the original principal amount of $120.0 million of a fixed rate whole loan in the aggregate original principal amount of $300.0 million (the “Loews Miami Beach Hotel Loan Combination”). The Loews Miami Beach Hotel Loan Combination is secured by the borrower’s fee simple interest in a 790-room full service hotel located at 1601 Collins Avenue in Miami Beach, Florida (the “Loews Miami Beach Hotel Property”). Only the non-controlling Note A-2 will be included in the COMM 2014-LC17 mortgage trust. The controlling Note A-1 is expected to be contributed to the COMM 2014-UBS5 trust and the non-controlling Note A-3 is expected to be contributed to a future securitization. The Loews Miami Beach Hotel Loan Combination has a 10-year term and accrues interest at a fixed rate equal to 4.1250%.

The proceeds of the Loews Miami Beach Hotel Loan Combination were used to retire existing debt of approximately $128.7 million, fund reserves of approximately $3.7 million and pay closing costs of approximately $0.7 million, giving the borrower a return of equity of approximately $166.9 million. Based on the “As-is” appraised value of $565.0 million as of July 9, 2014, the cut-off date LTV of the Loews Miami Beach Hotel Loan Combination is 53.1% and the remaining implied equity is $265.0 million. The most recent prior financing of the Loews Miami Beach Hotel Property was included in the GECMC 2005-C2, COMM 2005-LP5 and GMACC 2005-C1 securitizations.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$120,000,000	$120,000,000	COMM 2014-UBS5	Yes
Note A-2	$120,000,000	$120,000,000	COMM 2014-LC17	No
Note A-3	$60,000,000	$60,000,000	GACC	No
Total	$300,000,000	$300,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$300,000,000	100.0%	Loan Payoff	$128,711,155	42.9%
			Reserves	$3,713,759	1.2%
			Closing Costs	$671,914	0.2%
			Return of Equity	$166,903,173	55.6%
Total Sources	$300,000,000	100.0%	Total Uses	$300,000,000	100.0%

The Borrower / Sponsor. The borrower, MB Redevelopment, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Loews Hotels Holding Corporation.

Headquartered in New York, Loews Hotels Holding Corporation (“Loews”) was founded by Preston Robert and Laurence Tisch in 1946. Loews offers distinctive hotels in most major markets in the United States and Canada. Loews destinations include the cities of New York, Chicago, Denver, Los Angeles, Nashville, Philadelphia, Washington, D.C., Annapolis, Montreal, Quebec City and New Orleans, as well as world-renowned vacation destinations such as Miami’s South Beach, Universal Orlando, Tucson, St. Pete Beach, Florida and California’s Coronado Bay. The sponsor is consolidated under Loews Corporation (NYSE: L), but it is viewed as a standalone company with its own management team.

The Property. Built in 1998 and renovated from 2008 to 2010, the Loews Miami Beach Hotel Property is a 790-room upscale hotel that is managed by Loews Miami Beach Hotel Operating Company, Inc. The property offers several restaurants and bars, extensive meeting facilities, spa and fitness center, an outdoor pool, retail space, business center, and a typical complement of back-of-the-house facilities.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

The Loews Miami Beach Hotel Property consists of two oceanfront hotel buildings, the main tower and the St. Moritz Tower, that are situated along the east side of Collins Avenue. The main tower is an 18-story, “L-shaped” structure set atop a three-level pedestal. The six-story St. Moritz Tower sits directly south of the main tower and is connected via an outdoor courtyard. The St. Moritz Tower is designated as a historical landmark due to its Art Deco design.

The main tower has 687 guestrooms and includes several of the hotel’s restaurants, lounges, guest registration, lobby, meeting space, and sales and administrative offices. The meeting area is located on the second and third floors of the main tower and consists of approximately 53,000 sq. ft. of indoor space and approximately 10,000 sq. ft. of outdoor and pre-function space. The second floor also houses the business center and banquet offices. Guestrooms are located on floors 5 through 18. The St. Moritz Tower has 103 guestrooms, the hotel’s signature restaurant Lure, sales and marketing offices, and the spa facility.

The pool and Americana Lawn, a 6,400 square foot function area, are situated between the hotel and the beach with private cabanas and day beds located on the north and south sides. Additionally, the Nautilus Bar & Grill and the Splash retail outlet are located in and around the pool area.

The Loews Miami Beach Hotel Property’s various amenities accommodate both leisure and group demands. As of year-end 2013, the leisure and meeting/group segmentation were 68.0% and 32.0%, respectively.

In 2014, the sponsor plans to invest $4.5 million in renovations to the Loews Miami Beach Hotel Property, including a $2.5 million complete renovation of the meeting rooms and ballroom, as well as lobby renovation designs, upgrades in public restrooms, and some upgrades to the guestrooms in the St. Moritz Tower. The capital for the meeting room renovation has been committed and the work is expected to be completed in the coming months.

Environmental Matters. The Phase I environmental report dated July 31, 2014 did not identify any evidence of a recognized environmental condition and recommended no further action at the Loews Miami Beach Hotel Property.

The Market. The Loews Miami Beach Hotel Property is located in Miami Beach, Florida along the east side of Collins Avenue. Miami Beach is located in Miami-Dade County, Florida, and is part of the Miami-Fort Lauderdale-West Palm Beach Metropolitan Statistical Area (“MSA”), which is synonymous with the South Florida region. South Florida has a population of over 5.6 million and ranks as the eighth most populous MSA in the nation, along with Florida ranking as the fourth most populous state in the nation.

Approximately 7.0 million people visit South Beach each year, accounting for approximately 40.0% of all tourists visiting the Greater Miami area. Of these annual visitors, approximately 4.0 million stayed in Miami Beach hotels. The months between mid-December through March represent the peak demand period. As of year-end 2013, RevPAR, ADR and occupancy for hotels in the Greater Miami and surrounding beaches increased 10.0%, 7.9% and 2.0%, respectively, over the same period in 2012.

In addition to the beaches and nightlife, Miami Beach has several other demand generators and annual events that provide ample lodging demand. Large events that induce lodging demand include Art Basel, Art Deco Weekend, South Beach Food & Wine Festival, Fashion Week, Festival of the Arts, the Auto Show and numerous events at the Miami Beach Convention Center. Many of the city’s central attractions are clustered around the Miami Beach Convention Center which consists of more than 1.1 million sq. ft. of convention space. Adjacent to the convention center is the Jackie Gleason Theater of the Performing Arts and the Miami Beach Garden Center. Miami Beach has become a destination for its beaches, shopping, dining, entertainment and business amenities.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

The following chart presents primary competitors to the Loews Miami Beach Hotel Property:

Primary Competitive Set(1)
Property	Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy(2)	2013 ADR(2)	2013 RevPAR(2)
Loews Miami Beach Hotel Property	790	1998	53,194	86.1%	$311.14	$268.01
Waldorf Astoria Boca Raton Resort	1,047	1926	114,000	62.0%	$255.00	$158.87
Marriott Harbor Beach Resort	650	1983	30,000	78.0%	$233.00	$181.04
InterContinental Hotel Miami	641	1982	74,000	82.0%	$187.00	$152.76
Shore Club	308	1947	1,500	70.0%	$298.00	$207.71
Westin Diplomat Resort	998	2000	134,000	83.0%	$218.00	$180.38
Ritz-Carlton South Beach	375	2003	18,000	84.0%	$443.00	$373.01
Fontainebleau	1,440	1954	142,400	81.0%	$310.00	$251.41
Eden Roc Miami Beach	627	1956	46,000	73.0%	$240.00	$175.20
Total / Wtd. Avg.	6,876			77.7%	$271.26	$210.79
(1)	Source: Appraisal
(2)
2013 Occupancy, 2013 ADR and 2013 RevPAR represent estimates from the appraiser. The minor variances between the underwriting, the hospitality research report and the above table with respect to 2013 Occupancy, 2013 ADR and 2013 RevPAR at the Loews Miami Beach Hotel Property are attributable to variances in reporting methodologies and/or timing differences.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 6/30/2014	U/W	U/W per Room
Occupancy	81.8%	83.7%	85.0%	86.0%	86.0%
ADR	$294.83	$306.68	$315.38	$323.92	$323.92
RevPAR	$241.13	$256.55	$268.01	$278.49	$278.49

Room Revenue	$69,530,896	$74,177,741	$77,279,290	$80,302,395	$80,302,395	$101,649
F&B Revenue	27,765,752	31,708,270	32,344,305	35,086,035	35,086,035	44,413
Other Revenue	7,940,628	7,950,885	8,740,072	8,479,569	8,479,569	10,734
Total Revenue	$105,237,276	$113,836,896	$118,363,667	$123,867,999	$123,867,999	$156,795
Operating Expenses	40,692,204	44,288,384	45,089,207	46,901,794	46,901,794	59,369
Undistributed Expenses	24,028,230	24,528,738	23,995,454	25,178,620	25,178,620	31,872
Gross Operating Profit	$40,516,842	$45,019,774	$49,279,006	$51,787,585	$51,787,585	$65,554
Management Fee	3,157,118	3,415,107	3,550,910	3,716,261	3,716,040	4,704
Total Fixed Charges	5,359,298	5,771,689	6,694,632	6,595,369	6,909,084	8,746
Net Operating Income	$32,000,426	$35,832,978	$39,033,464	$41,475,955	$41,162,461	$52,104
FF&E	4,209,491	4,553,476	4,734,547	4,954,720	4,954,720	6,272
Net Cash Flow	$27,790,935	$31,279,502	$34,298,917	$36,521,235	$36,207,741	$45,833

Property Management. The Loews Miami Beach Hotel Property is managed by Loews Miami Beach Hotel Operating Company, Inc., a borrower affiliate.

Lockbox / Cash Management. The Loews Miami Beach Hotel Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by lender. Unless a Trigger Period (as defined herein) is ongoing, all amounts on deposit in the clearing account will be swept daily into the borrower’s account. During a Trigger Period, all amounts on deposit in the clearing account will be swept daily into an account controlled by the lender.

A “Trigger Period” will commence (i) upon an event of default until cured in accordance with the Loews Miami Beach Hotel Loan documents or (ii) during a Low Debt Yield Period (as defined herein).

A “Low Debt Yield Period” will occur if the debt yield for the trailing 12-month period is less than 8.50% on the last day of the calendar quarter and will cease to exist if the debt yield is at least 8.75% for two consecutive calendar quarters.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

Initial Reserves. At closing, the borrower deposited (i) $3,711,259 into a tax reserve account and (ii) $2,500 into an required repairs reserve account, which represents the engineer’s estimated cost of the required repairs.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $371,126, into a tax reserve account and (ii) an amount equal to 4.0% of the prior month’s gross revenues into a FF&E reserve account. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Collins Avenue Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 1 Loews Miami Beach Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 53.1% 2.89x 13.7%

CARTIFACT
SUNSET ISLANDS
Miami Beach Golf Club
Miami Beach Senior High School
23RD ST
22ND ST
21ST ST
20TH ST
19TH ST
18TH ST
17TH ST
Gansevoort Hotel (1 Residences)
W Hotel Miami Beach
Collins Park
Setai Miami Beach Hotel
ALTON RD
DADE BLVD
Miami Beach Convention Center
The Fillmore Miami Beach
A1A
SLS Hotel
Delano South Beach
The Ritz-Carlton South Beach
DecoPlage Condominiums
Macy's
LINCOLN LN N
LINCOLN ROAD MALL
LINCOLN LN S
LINCOLN RD
Regal Cinemas
Belle Isle Park
Loews Miami Beach Hotel
1601 Collins Avenue
Miami Beach, FL 33139
Royal Palm Hotel
Il Villaggio
Miami Beach
16TH ST
15TH ST
ESPANOLA WAY
14TH PL
14TH ST
14TH TER
Flamingo South Beach
WEST AVENUE
Flamingo Park
ART DECO HISTORIC DISTRICT
12TH ST
11TH ST
10TH ST
9TH ST
8TH ST
7TH ST
6TH ST
5TH ST
4TH ST
3RD ST
2ND ST
1ST ST
Miami Beach Police Dept.
SOUTH BEACH
Lummus Park
Biscayne Bay
ATLANTIC OCEAN
FLAMINGO /LUMMUS
907
Icon South Beach
USCG CAUSEWAY ISLAND
Ocean Beach Park
The Yacht Club
The Murano
SOUTH POINTE
Pier Park
S POINTE DR
Portofino Tower Condominiums
The Continuum Condominiums
South Pointe Park
DODGE ISLAND
Sunrise
Weston
Fort Lauderdale
Davie
Pembroke Pines
Dania Beach
Miramar
Hollywood
Miami Gardens
Aventura
Hialeah
Miami
Doral
Fontainebleau
Miami Beach
Tamiami
Coral Gables
Kendall
Atlantic Ocean

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Various	Collateral Asset Summary – Loan No. 2 Wilton Commercial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.1% 1.55x 10.7%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 Wilton Commercial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.1% 1.55x 10.7%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Refinance
Sponsor:	The Wilton Companies, Inc.; The Wilton Companies, LLC; Richard S. Johnson; Rodney M. Poole
Borrower:	Wilton Commercial I, LLC; Wilton Commercial II, LLC; Wilton Commercial III, LLC
Original Balance(1):	$120,000,000
Cut-off Date Balance(1):	$120,000,000
% by Initial UPB:	9.7%
Interest Rate:	4.7870%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	360 months
Additional Debt(1):	$33,000,000 Pari Passu Debt
Call Protection(2):	L(24), D(92), O(4)
Lockbox / Cash Management:	Soft Springing Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$651,126	$130,225
Insurance:	$147,556	$16,395
Replacement:	$0	$31,790
TI/LC:	$1,000,000	Springing
Required Repairs:	$770,572	NAP
Environmental:	$84,375	$0
Atlee Leasing:	$500,000	$0
Humana TI:	$134,676	$0
Grocery:	$0	Springing

Financial Information(4)
Cut-off Date Balance / Sq. Ft.(5):	$75
Balloon Balance / Sq. Ft.(5):	$61
Cut-off Date LTV(6):	67.1%
Balloon LTV:	54.8%
Underwritten NOI DSCR:	1.70x
Underwritten NCF DSCR:	1.55x
Underwritten NOI Debt Yield:	10.7%
Underwritten NCF Debt Yield:	9.7%
Underwritten NOI Debt Yield at Balloon:	13.1%
Underwritten NCF Debt Yield at Balloon:	11.9%
Property Information
Single Asset / Portfolio:	Portfolio of 51 properties
Property Type:	Various
Collateral:	Fee Simple
Location:	Various
Year Built / Renovated:	Various / Various
Total Sq. Ft.(5):	2,031,439
Property Management:	Wilton Realty, LLC.; Landmark Property Services, Inc.
Underwritten NOI:	$16,331,912
Underwritten NCF:	$14,875,944
Appraised Value(6):	$228,100,000
Appraisal Date:	August 1, 2014

Historical NOI
Most Recent NOI:	$15,116,448 (T-12 May 31, 2014)
2013 NOI:	$15,150,039 (December 31, 2013)
2012 NOI:	$14,533,615 (December 31, 2012)
2011 NOI:	$14,958,035 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy(7):	87.1% (Various)
2013 Occupancy:	86.2% (December 31, 2013)
2012 Occupancy:	84.0% (December 31, 2012)
2011 Occupancy:	85.4% (December 31, 2011)
(1)
The Original Balance and Cut-off Date Balance of $120.0 million represent the controlling Note A-1 of the $153.0 million Wilton Commercial Portfolio Loan Combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the non-controlling Note A-2 with an original principal balance of $33.0 million. For additional information on the pari passu companion loan, see “The Loan” herein.

(2)
The lockout period will be at least 24 payments beginning with and including the first payment date of October 6, 2014. Defeasance of the full $153.0 million Wilton Commercial Portfolio Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan to be securitized and (ii) August 29, 2018. The Wilton Commercial Portfolio Loan Combination is freely prepayable on or after June 6, 2024.

(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Wilton Commercial Portfolio Loan Combination.
(5)	Cut-off Date Balance / Sq. Ft., Balloon Balance / Sq. Ft. and Total Sq. Ft. exclude 94 multifamily units at the Southgate Manor property.
(6)
The total appraised value of $228,100,000 is based on a portfolio valuation. The sum of the appraised values of all of the individual Wilton Commercial Portfolio Properties is $221,885,000 which equates to a Cut-off Date LTV of 69.0% and a Balloon LTV of 56.3%.

(7)	The Most Recent Occupancy dates range from May 31, 2014 through September 6, 2014.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 Wilton Commercial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.1% 1.55x 10.7%

Portfolio Summary
Property Name	Location	Sq. Ft./Units	Year Built / Renovated	Allocated Cut-off Date Balance	Appraised Value(1)
John Rolfe Commons	Richmond, VA	159,600	2003-2005 / NAP	$12,148,471	$24,200,000
Tuckahoe Village Shopping Center	Richmond, VA	135,901	1975-1999 / NAP	$11,546,588	$21,100,000
Hermitage Industrial Center	Richmond, VA	384,385	1976-1982 / NAP	$10,999,451	$20,100,000
Westland Shopping Center	Richmond, VA	94,586	1962, 1984 / 2008	$7,168,784	$13,500,000
The Shoppes at Crossridge	Glen Allen, VA	93,762	2003 / NAP	$6,621,490	$12,500,000
Lauderdale Square	Richmond, VA	56,095	1993-2007 / NAP	$5,362,902	$9,800,000
Wilton Park / Wilton Park West	Richmond, VA	67,230	1972, 2008 / NAP	$4,979,765	$9,100,000
Atlee Commerce Center II and III	Ashland, VA	90,544	1995 / 2005	$4,487,294	$8,200,000
Montpelier Shopping Center	Montpelier, VA	51,635	2006 / NAP	$4,323,137	$8,200,000
Walgreens at Ridgefield Commons	Richmond, VA	14,820	2008 / NAP	$3,666,431	$6,700,000
Hanover Commons Shopping Center	Mechanicsville, VA	73,738	1990 / NAP	$3,611,686	$6,800,000
Beverly Hills Shopping Center	Richmond, VA	45,014	1959 / 2004	$3,283,451	$6,000,000
Maybeury North Shopping Center	Richmond, VA	35,975	1960 / NAP	$3,283,451	$6,000,000
Stratford Hills Shopping Center	Richmond, VA	42,950	1954 / NAP	$3,173,961	$4,700,000
Wilton Square at Innsbrook	Glen Allen, VA	17,454	2009 / NAP	$3,009,804	$5,700,000
Gayton Business Center I - VIII	Richmond, VA	55,578	1999 / NAP	$2,626,745	$5,000,000
Humana Office Building	Glen Allen, VA	41,927	1986 / NAP	$2,626,745	$4,800,000
Canterbury Shopping Center	Richmond, VA	47,110	1969 / NAP	$2,407,843	$4,400,000
Maybeury South Shopping Center	Richmond, VA	24,030	1963 / NAP	$2,188,941	$4,000,000
Tuckahoe Village Merchant Square	Richmond, VA	25,240	1970 / NAP	$1,641,725	$3,000,000
The Park at Dickens Place	Richmond, VA	54,277	1999 / NAP	$1,614,275	$2,950,000
Canterbury Green Shopping Center	Richmond, VA	18,990	1987 / NAP	$1,477,490	$2,700,000
Verizon Center	Richmond, VA	15,336	1989 / NAP	$1,450,196	$2,650,000
Southgate Manor	Elizabeth City, NC	94	1971 / NAP	$1,340,706	$2,450,000
Crossridge Wells Fargo Bank	Glen Allen, VA	4,500	2006 / NAP	$1,094,510	$2,000,000
Crofton Green Merchants Square	Richmond, VA	18,460	1976-1987 / NAP	$1,067,059	$1,950,000
Westland East Shopping Center	Richmond, VA	23,362	1963, 2007 / NAP	$1,039,765	$1,900,000
Quioccasin Shoppes	Richmond, VA	15,140	1965 / NAP	$985,020	$1,800,000
Wilton Square at Brandermill	Midlothian, VA	17,345	1985 / 1988	$930,353	$1,700,000
Nova of Virginia Aquatics	Richmond, VA	28,436	1997, 2006 / NAP	$738,824	$1,350,000
Quioccasin Square Shopping Center	Richmond, VA	5,310	1959 / NAP	$711,373	$1,300,000
2208-2218 Perl Road	Richmond, VA	29,040	1969 / NAP	$711,373	$1,300,000
Atlee Business Center V and VI	Ashland, VA	16,427	2014 / NAP	$684,078	$1,250,000
2400 Westwood Avenue	Richmond, VA	36,765	1966 / NAP	$673,098	$1,230,000
2121 Dabney Road	Richmond, VA	30,035	1957 / NAP	$656,706	$1,200,000
BHSC-Verizon Store	Richmond, VA	1,625	2009 / NAP	$629,333	$1,150,000
Brookside Convenience Center	Richmond, VA	6,286	1987 / NAP	$547,216	$1,000,000
Offices At Parham & Patterson	Richmond, VA	10,680	1980 / NAP	$514,353	$940,000
4411 Jacque Street	Richmond, VA	25,005	1959 / NAP	$478,824	$875,000
2040 Westmoreland Street	Richmond, VA	21,515	1955 / NAP	$410,431	$750,000
Canterbury Building	Richmond, VA	10,200	1970 / 2011	$377,569	$690,000
338 Oyster Point Road	Newport News, VA	4,950	1984 / NAP	$361,176	$660,000
5712-5716 Greendale Road	Richmond, VA	14,195	1972 / NAP	$355,686	$650,000
5004-5010 West Clay Street	Richmond, VA	17,190	1958, 1962 / NAP	$355,686	$650,000
Canterbury Green Office Building	Richmond, VA	7,245	2002 / NAP	$344,784	$630,000
4909-4911 West Clay Street	Richmond, VA	9,500	1961 / NAP	$328,392	$600,000
4100 West Clay Street	Richmond, VA	7,300	1965 / NAP	$240,706	$440,000
5612-5614 Greendale Road	Richmond, VA	8,925	1973 / NAP	$235,294	$430,000
The Wilton Professional Building	Richmond, VA	4,406	2002 / NAP	$218,902	$400,000
5001-5003 West Leigh Street	Richmond, VA	9,870	1967 / NAP	$207,922	$380,000
4905 West Clay Street	Richmond, VA	1,550	1958 / NAP	$60,235	$110,000
Total(2)		2,031,439		$120,000,000	$228,100,000

(1)
The total appraised value of $228,100,000 is based on a portfolio valuation. The sum of the appraised values of all of the individual Wilton Commercial Portfolio Properties is $221,885,000 which equates to a cut-off date LTV ratio of 69.0%.

(2)	Total Sq. Ft./Units excludes the 94 multifamily units at the Southgate Manor property.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 Wilton Commercial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.1% 1.55x 10.7%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Martin’s(3)	BBB/Baa3/BBB	123,231	6.1%	$9.15	6.2%	Various
Food Lion(4)	NR/Baa3/BBB-	110,036	5.4%	$9.94	6.0%	Various
Gentek Restructuring, Inc.	NR/NR/NR	50,535	2.5%	$3.75	1.0%	9/30/2020
L. Fishman & Son, Inc.	NR/NR/NR	30,035	1.5%	$3.90	0.6%	5/31/2015
NOVA of Virginia Aquatics, Inc(5)	NR/NR/NR	28,436	1.4%	$2.67	0.4%	12/31/2020
Total Major Tenants		342,273	16.8%	$7.61	14.3%
Remaining Tenants		1,427,325	70.3%	$10.89	85.7%
Total Occupied Collateral		1,769,598	87.1%	$10.25	100.0%
Vacant		261,841	12.9%
Total		2,031,439	100.0%

(1)	Excludes the 94 multifamily units at the Southgate Manor property.
(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(3)
Martin’s at The Shoppes at Crossridge property is leased under a ground lease (51,396 sq. ft.) with a lease expiration of November 10, 2022. Martin’s at the John Rolfe Commons property (71,835 sq. ft.) has a lease expiration of January 16, 2023.

(4)
Food Lion at Montpelier Shopping Center property (33,764 sq. ft.)  has a lease expiration of December 12, 2026. Food Lion at the Hanover Commons Shopping Center property (39,416 sq. ft.) has a lease expiration of November 18, 2019. Food Lion at the Tuckahoe Village Shopping Center property (36,856 sq. ft.) has a lease expiration of December 31, 2025.

(5)	NOVA of Virginia Aquatics, Inc is leased under a ground lease.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	28	69,105	3.4%	69,105	3.4%	$7.64	2.9%	2.9%
2014	55	143,580	7.1%	212,685	10.5%	$9.13	7.2%	10.1%
2015	107	325,194	16.0%	537,879	26.5%	$8.64	15.5%	25.6%
2016	52	166,865	8.2%	704,744	34.7%	$10.94	10.1%	35.7%
2017	47	162,766	8.0%	867,510	42.7%	$11.34	10.2%	45.8%
2018	41	159,433	7.8%	1,026,943	50.6%	$12.48	11.0%	56.8%
2019	53	235,515	11.6%	1,262,458	62.1%	$10.47	13.6%	70.4%
2020	14	129,074	6.4%	1,391,532	68.5%	$5.89	4.2%	74.6%
2021	10	35,275	1.7%	1,426,807	70.2%	$14.71	2.9%	77.5%
2022	5	66,548	3.3%	1,493,355	73.5%	$5.54	2.0%	79.5%
2023	8	125,687	6.2%	1,619,042	79.7%	$12.20	8.5%	87.9%
2024	6	25,031	1.2%	1,644,073	80.9%	$18.18	2.5%	90.4%
Thereafter	11	125,525	6.2%	1,769,598	87.1%	$13.81	9.6%	100.0%
Vacant	NAP	261,841	12.9%	2,031,439	100.0%	NAP	NAP
Total / Wtd. Avg.	437	2,031,439	100.0%			$10.25	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)	Excludes the 94 multifamily units at the Southgate Manor property.

The Loan. The Wilton Commercial Portfolio loan (the “Wilton Commercial Portfolio Loan”) consists of the controlling Note A-1 in the original principal amount of $120.0 million of a fixed rate loan in the aggregate principal amount of $153.0 million (the “Wilton Commercial Portfolio Loan Combination”). The Wilton Commercial Portfolio Loan Combination is secured by the borrowers’ fee simple interests in 51 retail, industrial, office and multifamily properties totaling 2,031,439 sq. ft. and 94 multifamily units located in two different states (the “Wilton Commercial Portfolio Properties”). Only the controlling Note A-1 will be contributed to the COMM 2014-LC17 mortgage trust. It is anticipated that the remaining Note A-2 will be contributed to a future securitization. The Wilton Commercial Portfolio Loan has a 10-year term, accrues interest at a fixed annual rate equal to 4.7870% and amortizes on a 30-year schedule.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 Wilton Commercial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.1% 1.55x 10.7%

The proceeds of the Wilton Commercial Portfolio Loan Combination were used to retire existing debt of approximately $143.4 million, fund reserves of approximately $3.3 million and pay closing costs of approximately $1.5 million, giving the borrowers a return of equity of approximately $4.8 million. Based on the appraised value of $228.1 million as of August 1, 2014, the Cut-off date LTV of the Wilton Commercial Portfolio Loan Combination is 67.1% with remaining implied equity of $75.1 million. The most recent prior financing of 45 of the 51 Wilton Commercial Portfolio Properties was included in the MLCFC 2006-3 securitization.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$120,000,000	$120,000,000	COMM 2014-LC17	Yes
Note A-2	$33,000,000	$33,000,000	LCF	No
Total	$153,000,000	$153,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$153,000,000	100.0%	Existing Debt(1)	$143,359,038	93.7%
			Funds to Borrower	$4,816,140	3.1%
			Reserves	$3,288,305	2.1%
			Closing Costs	$1,536,517	1.0%
Total Sources	$153,000,000	100.0%	Total Uses	$153,000,000	100.0%
(1)	Existing Debt includes defeasance costs of approximately $12.1 million.

The Borrower / Sponsor. Each of the borrowers, Wilton Commercial I, LLC, Wilton Commercial II, LLC and Wilton Commercial III, LLC is a single purpose Delaware limited liability company with two independent directors in its organizational structure. The Wilton Commercial Portfolio Loan guarantors are, and the Wilton Commercial Portfolio Loan is fully recourse to, The Wilton Companies, LLC and The Wilton Companies, Inc. Additionally, with respect to certain customary non-recourse carveouts, the lender will have recourse to Richard S. Johnson and Rodney M. Poole, and with respect to environmental liability, will have recourse to The Wilton Companies, LLC, The Wilton Companies, Inc., Richard S. Johnson and Rodney M. Poole.

The Properties. The 51 Wilton Commercial Portfolio Properties are comprised of: seven anchored retail properties totaling 573,973 sq. ft. (28.3% of the NRA), 20 unanchored, shadow anchored and single tenant retail properties totaling 503,677 sq. ft. (24.8% of the NRA), 17 warehouse/flex properties totaling 812,101 sq. ft. (40.0% of the NRA), six office properties totaling 141,688 sq. ft. (7.0% of the NRA), and one multifamily property totaling 94 units. The Wilton Commercial Portfolio Properties are located in two different states with Virginia representing the largest percentage by allocated loan amount (98.9%) with regard to the Wilton Commercial Portfolio Loan Combination.

The Wilton Commercial Portfolio Properties were constructed between 1954 and 2014 and currently have a physical occupancy of 87.1%.

Allocations by Property Type
Property Type	% Loan Balance	% Sq. Ft.	% In Place Rent
Retail	70.4%	53.0%	75.7%
Office	7.6%	7.0%	6.2%
Industrial	20.9%	40.0%	13.7%
Multifamily	1.1%	NAP	4.4%

Environmental Matters. The Phase I environmental report dated July 23, 2014 recommended the completion of a Phase II environmental assessment to evaluate potential subsurface impacts resulting from prior dry cleaning operations at the Maybeury South Shopping Center property. To the extent elevated impacts are noted in the testing to be completed, ongoing monitoring and maintenance of a SVE O&M system was recommended. An environmental reserve representing 125% of the estimated costs for both the recommended Phase II environmental assessment and ongoing monitoring in the event that elevated levels are noted in the Phase II sampling was reserved at closing. The costs are broken down into (i) $13,500 for completion of well sampling and SVE O&M plan; and (ii) $30,000 for ongoing monitoring work to the extent elevated levels are detected. These costs represent three years worth of monitoring costs at $10,000 per annum.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 Wilton Commercial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.1% 1.55x 10.7%

The Phase I environmental reports dated July and August 2014 noted various routine items to be remediated, primarily consisting of installation of secondary containments for above-ground storage tanks, decommissioning wells and out of commission underground storage tanks, and removing drums from properties.

Major Tenants.
Martin’s (123,231 sq. ft., 6.1% of NRA, 6.2% of U/W Base Rent) Martin’s Food Markets are a chain of supermarkets operating in Maryland, West Virginia, Pennsylvania and Virginia operated by Giant and owned by Koninklijke Ahold N.V. (rated BBB/Baa3/BBB by Fitch, Moody’s and S&P), a Dutch international retailer with 222,000 employees and brands including Stop & Shop, Giant, Martin’s and Peapod across 3,107 stores throughout the world. Total annual revenue was €32.6 billion for the 2013 fiscal year. Giant Food Stores (“Giant”) has been in business since 1923 and is headquartered in Carlisle, Pennsylvania. Giant purchased Martin's while expanding in 1968. Martin’s has 22 locations throughout the greater Richmond, Virginia area.

Food Lion (110,036 sq. ft., 5.4% of NRA, 6.0% of U/W Base Rent) Food Lion is the largest subsidiary of Delhaize Group (NYSE: DEG) (rated Baa3/BBB- by Moody’s and S&P), a food retailer that was founded and currently headquartered in Belgium with 160,883 employees across 3,534 stores worldwide. Total annual revenue was €21.1 billion for the 2013 fiscal year. The company is principally engaged in the operation of supermarkets in Belgium, the United States (Southeast and Mid-Atlantic as well as Northeast and Sweetbay in Florida), Greece, Serbia, Bosnia and Herzegovina, Albania, Montenegro, Bulgaria, Romania and Indonesia. Food Lion is headquartered in Salisbury, North Carolina and operates 1,100 supermarkets in 11 mid-Atlantic and South Atlantic states such as Georgia, Kentucky, Tennessee, Virginia and West Virginia under the Food Lion banner. With over 48,000 employees, Food Lion is the largest subsidiary of Delhaize Group.

Historical Sales PSF(1)
Property Name	Tenant	Sq. Ft.	2012	2013
Hanover Commons Shopping Center	Food Lion	39,416	$265	$273
Tuckahoe Village Shopping Center	Food Lion	36,856	$247	$252
Montpelier Shopping Center	Food Lion	33,764	$384	$389
(1) Historical Sales PSF are based on historical operating statements provided by the borrowers.

The Market. The two largest industries operating within the Richmond MSA are health care (13.9%)  and retail trade (11.6%) and are also the largest industries found within Virginia and the U.S. overall. The finance/insurance/real estate industries also play a significant role in the local economy. Within the immediate neighborhood surrounding the properties, retail trade, finance/insurance/real estate, and health care are the largest employment drivers. The largest employers in the Richmond MSA include: Capital One Financial Corp (11,309); Virginia Commonwealth University Health System (8,491); HCA, Inc. (7,051); Bon Secours Richmond Health System (6,646); and Walmart (5,351). New additions to the Top 50 2014 Private Employers list include Union Bankshares, McKesson Medical-Surgical, Goodwill Industries of Central Virginia Inc. and Amazon.com.

Along with being the capital of Virginia, Richmond is also the home of the Fifth District Federal Reserve and Fourth Circuit US Court of Appeals. The Richmond area is also home to six 2014 Fortune 500 Companies, including: Altria Group, Inc. (#159); Dominion Resources, Inc. (#210); CarMax (#259); Genworth Financial, Inc. (#279); Owens & Minor, Inc. (#297) and MeadWestvaco Corp. (#448). According to Claritas, the population and average household income within the Metro Richmond area are 1,298,722 and $74,892, respectively, with population growth from 2014-2019 estimated to be 0.86%. The 2014 median value of all owner-occupied housing units is $213,853 with 36.8% of households earning more than $75,000 in annual income.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 Wilton Commercial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.1% 1.55x 10.7%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 5/31/2014	U/W	U/W PSF
Base Rent	$17,022,353	$17,028,410	$17,539,894	$17,734,946	$18,482,696	$9.10
Vacancy Gross Up	0	0	0	0	2,941,309	1.45
Rent Steps	0	0	0	0	292,173	0.14
Gross Potential Rent	$17,022,353	$17,028,410	$17,539,894	$17,734,946	$21,716,178	$10.69
Total Recoveries	2,531,909	2,362,965	2,635,095	2,555,307	3,257,166	1.60
Total Other Income	139,781	132,239	105,670	125,825	125,825	0.06
Less: Vacancy(1)	(133,152)	(136,248)	(109,740)	(57,372)	(3,385,953)	(1.67)
Effective Gross Income	$19,560,891	$19,387,366	$20,170,919	$20,358,706	$21,713,215	$10.69
Total Operating Expenses	4,602,857	4,853,751	5,020,880	5,242,258	5,381,303	2.65
Net Operating Income(2)	$14,958,035	$14,533,615	$15,150,039	$15,116,448	$16,331,912	$8.04
TI/LC	101,728	106,027	102,779	92,364	1,052,616	0.52
Capital Expenditures	79,776	63,357	51,076	112,976	403,352	0.20
Net Cash Flow	$14,776,531	$14,364,231	$14,996,184	$14,911,108	$14,875,944	$7.32
(1)	U/W vacancy represents 13.5% of gross income. The Wilton Commercial Portfolio Properties were 87.1% occupied as of May 31, 2014 through September 1, 2014.
(2)
Primary factors for increases from T-12 Net Operating Income to U/W Net Operating Income include underwritten reimbursements grossed up for 100.0% occupancy and significant 2014 snow removal expense which has yet to be reconciled in the T-12 reimbursements.

Property Management. The properties that are located in Virginia are managed by Wilton Realty, LLC., a borrower affiliate, and the one property that is located in North Carolina is managed by Landmark Property Services, Inc., an unaffiliated property manager.

Lockbox / Cash Management. The Wilton Commercial Portfolio Loan is structured with a soft springing hard lockbox and springing cash management. Funds deposited into the clearing account are swept on a daily basis into the borrowers’ operating account, unless a Trigger Event (as defined below) has occurred, in which event such funds will be swept on a daily basis into a cash management account under the control of the lender and disbursed in accordance with the Wilton Commercial  Portfolio Loan documents.

A “Trigger Event” will commence after the occurrence of (i) an event of default, (ii) a Grocery Sweep Event (as defined below) or (iii) when the DSCR for the trailing 12-month period is less than 1.05x. A Trigger Event will be cured upon (x) with respect to clause (i), if the event of default has been cured, (y) with respect to clause (ii), upon a Grocery Sweep Event Cure (as defined in the Wilton Commercial Portfolio Loan documents) or (z) with respect to clause (iii), if the DSCR is at least 1.20x for two consecutive calendar quarters.

A “Grocery Sweep Event” will commence if any grocery tenant at the Hanover Commons property, the John Rolfe Commons property, the Montpelier Shopping Center property, The Shoppes at Crossridge property or the Tuckahoe Village Shopping Center property, either (a) becomes the subject of a bankruptcy action, (b) vacates or ceases to operate in a significant portion of its premises, or (c) delivers written notice of its intention to vacate its space or delivers a written non-renewal notice, then the lender will sweep the respective pre-determined amount of cash into a “Grocery Reserve” as follows:

Hanover Commons Shopping Center - $250,008 per annum, swept on a monthly basis - Food Lion
Tuckahoe Village Shopping Center - $485,004 per annum, swept on a monthly basis - Food Lion
John Rolfe Commons - $750,000 per annum, swept on a monthly basis - Martin's
The Shoppes at Crossridge - $300,000 per annum, swept on a monthly basis - Martin's
Montpelier Shopping Center - $280,008 per annum, swept on a monthly basis - Food Lion

The swept amounts may be used for retenanting costs associated with any such tenant. Upon retenanting of such space, any excess funds will be swept into the TI/LC reserve subject to a $1,000,000 cap.

Initial Reserves. At closing, the borrowers deposited (i) $651,126 into a tax reserve account, (ii) $147,556 into an insurance reserve account, (iii) $1,000,000 into a TI/LC reserve account, (iv) $500,000 into a leasing reserve account for the newly constructed Atlee Business Center V & VI property, (v) $134,676 into a Humana TI reserve account, (vi) $770,572 into a required repairs reserve account and (vii) $84,375 into an environmental reserve account.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 Wilton Commercial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.1% 1.55x 10.7%

Ongoing Reserves. On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $130,225, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $16,395, into an insurance reserve account (iii) $83,659 into a TI/LC reserve account if the amount in the TI/LC reserve account falls below $1.0 million until the cap of $1.0 million is met and (iv) $31,790 into a replacement reserve account.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. None.

Substitution. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 Wilton Commercial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.1% 1.55x 10.7%

CARTIFACT
Montpelier
Ashland
Wyndham
Henrico
Mechanicsville
Richmond
Bon Air
Midlothian
Bensley
Mosley
Richmond
Petersburg
VIRGINIA
Newport News
Norfolk
NORTH CAROLINA
Elizabeth City

WILTON COMMERCIAL PORTFOLIO

	Property Name	*Address*	*City / State*	*Zip Code*
1	Hermitage Industrial Center	8400-8621 Sanford Drive, 8401-8447 Glazebrook Drive	Richmond, VA	23228
2	Hanover Commons Shopping Center	9502 Chamberlayne Road	Mechanicsville, VA	23116
3	Beverly Hills Shopping Center	8502-8540 Patterson Avenue	Richmond, VA	23229
4	Maybeury North Shopping Center	8908 Patterson Avenue	Richmond, VA	23229
5	Quioccasin Shoppes	9101-9115 Quioccasin Road	Richmond, VA	23229
6	Quioccasin Square Shopping Center	1419-1425 Blue Jay Lane & 9025-9039 Quioccasin Road	Richmond, VA	23229
7	Walgreens at Ridgefield Commons	10720 Ridgefield Parkway	Richmond, VA	23233
8	5612-5614 Greendale Road	5612-5614 Greendale Road	Richmond, VA	23228
9	5712-5716 Greendale Road	5712-5716 Greendale Road	Richmond, VA	23228
10	4100 West Clay Street	4100 West Clay Street	Richmond, VA	23230
11	BHSC-Verizon Store	8550 Patterson Avenue	Richmond, VA	23229
12	Brookside Convenience Center	7601 Brook Road	Richmond, VA	23227
13	338 Oyster Point Road	338 Oyster Point Road	Newport News, VA	23602
14	Wilton Park / Wilton Park West	4901 and 4905 Dickens Road	Richmond, VA	23230
15	Westland East Shopping Center	8021-8033 and 8045 West Broad Street	Richmond, VA	23294
16	Wilton Square at Innsbrook	10830-10890 West Broad Street	Glen Allen, VA	23060
17	Crofton Green Merchants Square	12341-12395 Gayton Road	Richmond, VA	23238
18	Nova of Virginia Aquatics	12215 Gayton Road	Richmond, VA	23238
19	Gayton Business Center I - VIII	12111-12115 Ridgefield Parkway	Richmond, VA	23233
20	4905 West Clay Street	4905 West Clay Street	Richmond, VA	23230
21	5001-5003 West Leigh Street	5001-5003 West Leigh Street	Richmond, VA	23230
22	2040 Westmoreland Street	2040 Westmoreland Street	Richmond, VA	23230
23	2121 Dabney Road	2121 Dabney Road	Richmond, VA	23230
24	5004-5010 West Clay Street	5004-5010 West Clay Street	Richmond, VA	23230
25	Verizon Center	7300-7536 Staples Mill Road	Richmond, VA	23228
26	4909-4911 West Clay Street	4909-4911 West Clay Street	Richmond, VA	23230
27	2208-2218 Perl Road	2208-2218 Perl Road	Richmond, VA	23230
28	4411 Jacque Street	4411 Jacque Street	Richmond, VA	23230
29	Canterbury Shopping Center	10602-10622 Patterson Avenue	Richmond, VA	23238
30	Tuckahoe Village Shopping Center	11200-11280 Patterson Avenue	Richmond, VA	23238
31	Tuckahoe Village Merchant Square	1104-1126 Westbriar Drive	Richmond, VA	23238
32	Lauderdale Square	3001, 3101, 3033-3171 Lauderdale Drive	Richmond, VA	23233
33	Offices At Parham & Patterson	8545 Patterson Avenue	Richmond, VA	23229
34	Canterbury Green Shopping Center	10605 Patterson Avenue	Richmond, VA	23238
35	Stratford Hills Shopping Center	2601-2919 Hathaway Road and 6796 Forest Hill Avenue	Richmond, VA	23225
36	Maybeury South Shopping Center	8901-8917 Patterson Avenue	Richmond, VA	23229
37	Wilton Square at Brandermill	13601-13621 Genito Road	Midlothian, VA	23112
38	Westland Shopping Center	8025-8099 Broad Street	Richmond, VA	23294
39	The Park at Dickens Place	6401-6405 Dickens Place	Richmond, VA	23230
40	Atlee Commerce Center II and III	9424 A-L and 9432 Atlee Commerce Boulevard	Ashland, VA	23005
41	John Rolfe Commons	2200-2316 John Rolfe Parkway	Richmond, VA	23233
42	Canterbury Green Office Building	10611 Patterson Avenue	Richmond, VA	23238
43	Canterbury Building	10623 Patterson Avenue	Richmond, VA	23238
44	Humana Office Building	4191 Innslake Drive	Glen Allen, VA	23060
45	The Shoppes at Crossridge	10220 Staples Mill Road	Glen Allen, VA	23060
46	Crossridge Wells Fargo Bank	10190 Staples Mill Road	Glen Allen, VA	23060
47	The Wilton Professional Building	3200 Lauderdale Drive	Richmond, VA	23233
48	Montpelier Shopping Center	16601-16655 Mountain Road	Montpelier, VA	23192
49	2400 Westwood Avenue	2400 Westwood Avenue	Richmond, VA	23230
50	Atlee Business Center V and VI	9471 and 9474 King Air Court	Ashland, VA	23005
51	Southgate Manor	828 Westway Street	Elizabeth City, NC	27909

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 3 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 61.7% 1.73x 7.9%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 3 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 61.7% 1.73x 7.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Recapitalization
Sponsor:	Robert Wolf; Paul Wasserman; Normandy Real Estate Fund III, LP
Borrower:	W 80 Maiden Owner LLC; NK 80 Maiden Owner, LLC; Wassco LLC
Original Balance(1):	$90,000,000
Cut-off Date Balance(1):	$90,000,000
% by Initial UPB:	7.3%
Interest Rate:	4.2645%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2019
Amortization:	Interest Only
Additional Debt(1):	$55,000,000 Pari Passu Debt
Call Protection(2):	L(24), D(32), O(4)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$872,250	$290,750
Insurance:	$185,141	$15,428
Replacement:	$0	$6,901
TI/LC:	$0	$46,005
Required Repairs:	$312,500	NAP
Recent Leasing(4):	$1,805,502	$0

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$263
Balloon Balance / Sq. Ft.:	$263
Cut-off Date LTV:	61.7%
Balloon LTV:	61.7%
Underwritten NOI DSCR(6):	1.83x
Underwritten NCF DSCR(6):	1.73x
Underwritten NOI Debt Yield:	7.9%
Underwritten NCF Debt Yield:	7.5%
Underwritten NOI Debt Yield at Balloon:	7.9%
Underwritten NCF Debt Yield at Balloon:	7.5%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type(7):	CBD Office
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	1810, 1912 / 1986, 1988, 2004, 2013
Total Sq. Ft.(7):	552,064
Property Management:	WNK Maiden Management LLC
Underwritten NOI(8):	$11,457,970
Underwritten NCF:	$10,823,096
Appraised Value:	$235,000,000
Appraisal Date:	July 1, 2014

Historical NOI(8)
2013 NOI:	$7,773,405 (December 31, 2013)
2012 NOI:	$10,967,477 (December 31, 2012)
2011 NOI:	$9,977,116 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	94.1% (April 30, 2014)
2013 Occupancy:	95.1% (December 31, 2013)
2012 Occupancy:	99.0% (December 31, 2012)
2011 Occupancy:	99.0% (December 31, 2011)
(1)
The Original Balance and Cut-off Date Balance of $90.0 million represent the controlling Note A-1 of a $145.0 million whole loan (the “80 and 90 Maiden Lane Loan Combination”) evidenced by two pari passu notes. The pari passu companion loan is expected to be the non-controlling Note A-2 with an original principal amount of $55.0 million, which is expected to be included in a future securitization.

(2)
The lockout period will be at least 24 payment dates beginning with and including the first payment date of October 6, 2014. Prepayment of the full 80 and 90 Maiden Lane Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) October 6, 2017. The assumed lockout period of 24 months is based on the expected COMM 2014-LC17 securitization closing date in September 2014. The actual lockout period may be longer.

(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)	The Recent Leasing reserve represents $1,100,000 of tenant improvements for NYC DOI, $60,049 of tenant improvements for United Cerebral Palsy and $645,453 in free rent associated with NYC DOI.
(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 80 and 90 Maiden Lane Loan Combination.
(6)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.34x and 1.26x, respectively.

(7)	The 80 and 90 Maiden Lane Property has 29,146 sq. ft. of retail space (5.3% of NRA) leased to eight tenants.
(8)
The decrease in NOI from 2012 to 2013 and the subsequent increase to Underwritten NOI was primarily due to two major tenants, SUNY and Met Council, vacating the 80 and 90 Maiden Lane Property. These two spaces were re-leased to Catholic Charities of NY in November 2013 and Accion East in March 2013. Additionally, since 2013, 14 tenants totaling 102,259 sq. ft. have either executed new leases or expanded their current space at the 80 and 90 Maiden Lane Property.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 3 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 61.7% 1.73x 7.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Office Tenants
NY Dept of Investigation(2)	AA/Aa2/AA	107,668	19.5%	$33.79	21.1%	7/31/2025
Office of Children & Family Services(3)	AA/Aa2/AA	45,924	8.3%	$30.70	8.2%	12/31/2015
United Cerebral Palsy	NR/NR/NR	30,121	5.5%	$30.82	5.4%	8/31/2023
NYC Dept of Education(4)	AA/Aa2/AA	26,474	4.8%	$39.41	6.1%	7/31/2020
Catholic Charities of NY(5)	NR/NR/NR	26,438	4.8%	$27.39	4.2%	4/30/2029
Total Major Office Tenants		236,625	42.9%	$32.73	45.0%
Remaining Office Tenants		253,615	45.9%	$31.14	45.9%
Total Occupied Office Tenants		490,240	88.8%	$31.91	90.9%
Vacant Office		32,678	5.9%
Total Office		522,918	94.7%

Retail Tenants
Duane Reade	NR/Baa1/BBB	7,530	1.4%	$49.01	2.1%	7/31/2017
Gristedes Foods Inc.	NR/NR/NR	7,500	1.4%	$69.00	3.0%	9/30/2027
Mala Dees Stores	NR/NR/NR	3,440	0.6%	$39.56	0.8%	5/31/2019
Gerasimos Inc.	NR/NR/NR	3,300	0.6%	$29.53	0.6%	8/31/2019
Jersey Mikes	NR/NR/NR	3,200	0.6%	$100.00	1.9%	7/31/2023
Total Major Retail Tenants		24,970	4.5%	$57.67	8.4%
Remaining Retail Tenants		4,176	0.8%	$31.95	0.8%
Total Occupied Retail Tenants		29,146	5.3%	$53.99	9.1%
Vacant Retail		0	0.0%
Total Retail		29,146	5.3%
Total		552,064	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
NY Dept of Investigation (“NYC DOI”) has a one-time right to terminate its expansion space lease for 7,693 sq. ft. on the 14th floor on June 30, 2016 with at least six months prior notice and payment of $60,996. On June 30, 2022, NYC DOI may freely release the 14th floor at no cost with at least six months prior notice. NY Dept of Investigation has the right to terminate its expansion space lease upon borrowers’ failure to complete the required work at this space. The borrowers have notice and cure rights prior to a termination of the expansion space. All costs associated with such tenant improvement work have been reserved with lender. The 80 and 90 Maiden Lane Loan is structured with an excess cash flow sweep upon certain triggers related to the NYC DOI tenant. See “Lockbox / Cash Management” herein.

(3)
The Office of Children & Family Services has the right to freely terminate 3,942 sq. ft. of its space on the fourth floor with at least six months prior notice. Additionally, the Office of Children & Family Services is permitted to terminate its lease at any time its government appropriations are not available or allocated for lease obligations. The Office of Children & Family Services has one, 5-year renewal option.

(4)	The NYC Dept of Education can freely terminate its lease with 180 days prior notice.
(5)	Catholic Charities of NY has one, 5-year renewal option.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 3 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 61.7% 1.73x 7.9%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative% of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM (2)	0	12,220	2.2%	12,220	2.2%	$0.00	0.0%	0.0%
2014	4	9,037	1.6%	21,257	3.9%	$36.57	1.9%	1.9%
2015	9	78,735	14.3%	99,992	18.1%	$33.61	15.4%	17.3%
2016	8	55,723	10.1%	155,715	28.2%	$29.82	9.7%	26.9%
2017	14	59,825	10.8%	215,540	39.0%	$33.22	11.5%	38.5%
2018	4	9,016	1.6%	224,556	40.7%	$39.93	2.1%	40.6%
2019	6	22,658	4.1%	247,214	44.8%	$35.79	4.7%	45.3%
2020	4	42,674	7.7%	289,888	52.5%	$36.07	8.9%	54.2%
2021	3	17,187	3.1%	307,075	55.6%	$32.60	3.3%	57.5%
2022	3	8,988	1.6%	316,063	57.3%	$31.56	1.6%	59.1%
2023	6	54189	9.8%	370,252	67.1%	$35.36	11.1%	70.3%
2024	1	7,528	1.4%	377,780	68.4%	$31.93	1.4%	71.7%
Thereafter	3	141,606	25.7%	519,386	94.1%	$34.46	28.3%	100.0%
Vacant	NAP	32,678	5.9%	552,064	100.0%	NAP	NAP
Total / Wtd. Avg.	65	552,064	100.0%			$33.15	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)	The space at the 80 and 90 Maiden Lane Property classified as MTM is owner occupied basement space by A.M. Property Holding Corporation.

The Loan. The 80 and 90 Maiden Lane loan (the “80 and 90 Maiden Lane Loan”) consists of the controlling Note A-1 in the original principal amount of $90.0 million of a fixed rate whole loan in the aggregate original principal amount of $145.0 million (the “80 and 90 Maiden Lane Loan Combination”). The 80 and 90 Maiden Lane Loan Combination is secured by the borrowers’ fee simple interest in two adjacent office buildings totaling 552,064 sq. ft., located at 80 and 90 Maiden Lane, New York City on Maiden Lane between Pearl and William Streets (the “80 and 90 Maiden Lane Property”). Only the controlling Note A-1 will be included in the COMM 2014-LC17 trust. The non-controlling Note A-2, with an original principal balance of $55.0 million, is expected to be securitized in an upcoming securitization. The 80 and 90 Maiden Lane Loan has a five-year term and interest only payments for the term of the loan. The 80 and 90 Maiden Lane Loan accrues interest at a fixed rate equal to 4.2645% and has a cut-off date balance of $90.0 million. As part of the transaction, a joint venture between Normandy Real Estate Fund III, LP and Kushner Companies (the “Normandy JV”) purchased a 40.5% interest in the 80 and 90 Maiden Lane Property. The proceeds of the 80 and 90 Maiden Lane Loan Combination along with approximately $30.8 million of new cash equity from the Normandy JV were used to retire existing debt of approximately $85.6 million, buyout a partner and restructure the sponsorship, cover closing costs, pay reserves and return approximately $25.3 million of equity to Paul Wasserman and Robert Wolf. Based on the appraised value of $235.0 million as of July 1, 2014, the cut-off date LTV is 61.7% with remaining implied equity of $90.0 million. The most recent prior financing of the 80 and 90 Maiden Lane Property was included in the CSFB 2005-C3 transaction.

The relationship between the holders of the Note A-1 and the Note A-2 will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—Loan Combinations—The 80 and 90 Maiden Lane Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$90,000,000	$90,000,000	COMM 2014-LC17	Yes
Note A-2	$55,000,000	$55,000,000	CCRE	No
Total	$145,000,000	$145,000,000

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 3 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 61.7% 1.73x 7.9%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$145,000,000	82.5%	Loan Payoff	$85,628,647	48.7%
New Cash Equity	$30,795,329	17.5%	Closing Costs	$11,051,679	6.3%
			Reserves	$3,175,393	1.8%
			Partnership Buyout	$50,678,780	28.8%
			Return of Equity(1)	$25,260,829	14.4%
Total Sources	$175,795,329	100.0%	Total Uses	$175,795,329	100.0%
(1)	As part of the transaction, a joint venture between Normandy Real Estate Fund III, LP and Kushner Companies purchased a 40.5% interest in the 80 and 90 Maiden Lane Property.

The Borrower / Sponsor. The borrowers are W 80 Maiden Owner LLC, NK 80 Maiden Owner, LLC and Wassco LLC as tenants in common. The sponsors of the borrowers and the non-recourse carveout guarantors are Normandy Real Estate Fund III, LP and Paul Wasserman, on a joint and several basis, and Robert Wolf (only with respect to acts, events or matters that relate to W 80 Maiden Owner LLC). Each borrower is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. In addition to the non-recourse carveouts, the guarantors guaranteed payment under certain leases.  For additional information, see “Risk Factors—Risks Related to the Mortgage Loans—Risks Related to Loan Sponsor Guaranties” in the free writing prospectus.

Normandy Real Estate Fund III, LP is an investment fund operated by Normandy Real Estate Partners (“Normandy”). Normandy was founded in 2002 and is headquartered in Morristown, New Jersey. Normandy has acquired or developed over 25.0 million sq. ft. of commercial space, 2,500 residential units, 1,100 hotel rooms, and numerous land development sites across the Northeast and Mid-Atlantic region through various funds. Normandy currently has over 110 employees, and manages approximately $1.5 billion of equity capital and 15.5 million sq. ft. of commercial space.

Paul Wasserman is the managing partner of A.M. Property Holding Corporation, which currently operates approximately 2.5 million sq. ft. of real estate in Manhattan and Long Island.

Robert Wolf currently manages his family’s real estate holdings. Mr. Wolf currently has ownership interest in 18 commercial properties, 24 residential assets, five land sites, and two hotel assets valued at over $2 billion.

The Property. The 80 and 90 Maiden Lane Property is comprised of two adjacent landmarked office buildings, 80 Maiden Lane, a 25-story office building that was built in 1912 and having recent renovations in 2004 and 2013, and 90 Maiden Lane, a four-story office property built in 1810 and having recent renovations in 2004 and 2013. The 80 and 90 Maiden Lane Property totals 552,064 sq. ft. and is comprised of 522,918 sq. ft. of office space and 29,146 sq. ft. of retail space. As of April 30, 2014, the office space (90.9% of U/W Base Rent) was approximately 93.8% occupied and the retail space (9.1% of U/W Base Rent) was 100.0% occupied. The 80 and 90 Maiden Lane Property is 34.0% leased (by NRA) to investment grade tenants. Office floor plates in the 80 Maiden Lane building are between 20,000 sq. ft. and 21,000 sq. ft. and are serviced by 12 passenger elevators and two freight elevators. Office floor plates in the 90 Maiden Lane building are 6,686 sq. ft. and are serviced by one passenger elevator and one freight elevator. The 80 and 90 Maiden Lane Property has experienced significant recent leasing activity, with 20 tenants either signing new leases, renewing their leases or extending their leases since 2012.

The 80 and 90 Maiden Lane Property is located in the Insurance District of Downtown Manhattan, between William and Pearl Streets. The Insurance District is located north of the Financial East District and east of the World Trade Center District. The 80 and 90 Maiden Lane Property is located proximate to multiple subway stations that service the 2, 3, J, Z, 5 and 6 trains with access to both Grand Central Terminal and Penn Station. Additionally, the 80 and 90 Maiden Lane Property is in close proximity to the Pier 11 Ferry Terminal.

Environmental Matters. The Phase I environmental report dated July 21, 2014 recommended the development and implementation of an asbestos operation and maintenance plan at the 80 and 90 Maiden Lane Property, which is currently in place.

Major Tenants.

NY Dept of Investigation (107,668 sq. ft.; 19.5% of NRA; 21.1% of U/W Base Rent) The NY Dept of Investigation (“NYC DOI”) (rated AA/Aa2/AA by Fitch/Moody’s/S&P) was founded in the 1870s, and is one of the oldest law-enforcement agencies in the country. The NYC DOI serves the Mayor and the people of New York City as an independent and nonpartisan watchdog for the New York City government. The NYC DOI has recently expanded at the 80 and 90 Maiden Lane Property with additional leases through July 2025,

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 3 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 61.7% 1.73x 7.9%

and has been in occupancy at the 80 and 90 Maiden Lane Property since 1995. The NY Dept of Investigation lease is signed by The City of New York.

Office of Children & Family Services (45,924 sq. ft.; 8.3% of NRA; 8.2% of U/W Base Rent) The Office of Children & Family Services (rated AA/Aa2/AA by Fitch/Moody’s/S&P) is responsible for the oversight of protective services for adults, children and other adult services provided through the local departments of social services. The Office of Children & Family Services also provides information on adoption, day care, child protective service, and services for the blind and visually handicapped. The Office of Children & Family Services lease is signed by the State of New York.

United Cerebral Palsy (30,121 sq. ft.; 5.5% of NRA; 5.4% of U/W Base Rent) Founded in 1949, United Cerebral Palsy (“UCP”) is an international nonprofit charitable organization consisting of a network of nearly 100 affiliates. UCP provides direct services, technology and advocacy to more than 176,000 children and adults with cerebral palsy and other disabilities. United Cerebral Palsy of New York, in particular, offers more than 75 comprehensive programs including medical, clinical, education, technological, residential and rehabilitative services to over 14,000 New York City residents and families annually.

The Market.

Insurance District Office Submarket
The 80 and 90 Maiden Lane Property is located in the Insurance District office submarket of Downtown Manhattan, which is bound by Pine Street, William Street, Liberty Street, Broadway, Park Row and the Brooklyn Bridge. As of Q1 2014, the downtown Class B office market was comprised of 26,839,119 sq. ft. with a vacancy rate of 8.5% and an average rental rate of $39.58 PSF, while the Insurance District submarket was comprised of approximately 13.7 million sq. ft. with a vacancy rate of 12.5% and an average rental rate of $37.67. The downtown office market absorbed nearly 933,000 sq. ft. of space during Q1 2014 and has seen three consecutive quarters of positive absorption. The appraiser analyzed a set of ten comparable leases within the immediate competitive area of the 80 and 90 Maiden Lane Property and concluded an office market rent of $37.73 PSF. Underwritten weighted average office rents at the 80 and 90 Maiden Lane Property are currently $31.91 PSF, approximately 15.4% below the appraisal’s concluded office market rent. The chart below summarizes the comparable set as determined by the appraisal.

Comparable Set(1)
Building	Tenant	Leased Area (Sq. Ft.)	Initial Rent PSF	Lease Commencement Date	Lease Term (yrs)
80 and 90 Maiden Lane Property	Various	552,064	$31.91	Various	Various
75 Broad Street	Blue Engine, Inc.	5,850	$40.00	Jun-2014	7
75 Broad Street	Cooper Carry	4,174	$37.00	May-2014	7
100 Broadway	Parson’s Corporation	17,392	$40.00	May-2014	6
123 William Street	Sumall	12,658	$44.00	Apr-2014	10
60 Broad Street	XenoPsi Media	12,820	$40.00	Apr-2014	13
123 William Street	Dept. of Citywide Admin. Services	16,161	$41.34	Apr-2014	15
50 Broad Street	Man Made Music	10,629	$39.00	Mar-2014	13
25 Broad Street	Teach For America	172,775	$31.00	Feb-2014	18
40 Wall Street	Hadassah	46,175	$34.00	Feb-2014	20
80 Broad Street	Mekanism	10,110	$40.00	Feb-2014	10
Total / Wtd. Avg.(2)		308,744	$34.23		16.14
(1)	Source: Appraisal
(2)	Total / Wtd. Avg. excludes the 80 and 90 Maiden Lane Property.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 3 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 61.7% 1.73x 7.9%

The appraiser additionally analyzed a set of eight office competitive properties within the immediate area of the 80 and 90 Maiden Lane Property and concluded a market occupancy of 94.4%, in-line with the current physical occupancy at the 80 and 90 Maiden Lane Property as of April 30, 2014 of 94.1% The chart below summarizes the competitive set as determined by the appraisal.

Competitive Set(1)
Building	Leased Area (Sq. Ft.)	Year Built / Renovated	Occupancy
80 and 90 Maiden Lane Property	552,064	1810, 1912 / 1986, 1988, 2004, 2013	94.1	%(2)
30 Broad Street	346,900	1932/1985	90.5%
80 Broad Street	352,000	1931/2007	88.5%
100 Broadway	304,538	1922/1998	97.2%
111 Broadway	427,598	1905/1989	98.1%
115 Broadway	409,596	1907/NAV	85.7%
120 Broadway	1,916,700	1915/NAV	94.7%
59 Maiden Lane	1,043,007	1965/NAV	100.0%
83 Maiden Lane	135,955	1958/1987	80.6%
Total / Wtd. Avg.(3)	4,936,294		94.4%
(1) Source: Appraisal.
(2) As of April 30, 2014.
(3) Total / Wtd. Avg. excludes the 80 and 90 Maiden Lane Property.

Insurance District Retail Submarket
The 80 and 90 Maiden Lane Property is located in the Insurance District retail submarket within Downtown Manhattan. As of Q1 2014, the downtown retail market has seen the most leasing activity since Q1 2004, with over 1.7 million sq. ft. of absorption. The appraiser analyzed a set of six comparable leases and concluded a weighted average retail market rent of $89.33 PSF. Underwritten weighted average retail rents at the 80 and 90 Maiden Lane Property are currently $53.99 PSF, approximately 39.6% below the appraiser’s concluded weighted average retail market rent.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$15,755,676	$16,573,901	$14,343,375	$17,215,796	$31.18
Value of Vacant Space	0	0	0	1,176,408	2.13
Gross Potential Rent	$15,755,676	$16,573,901	$14,343,375	$18,392,204	$33.32
Total Recoveries(2)	1,432,590	1,477,474	1,451,554	2,009,687	3.64
Total % Rents	0	0	0	0	0.00
Total Other Income	0	0	0	0	0.00
Less: Vacancy(3)	0	0	0	(1,176,408)	(2.13)
Effective Gross Income	$17,188,266	$18,051,375	$15,794,929	$19,225,483	$34.82
Total Operating Expenses(4)	7,211,150	7,083,898	8,021,524	7,767,513	14.07
Net Operating Income	$9,977,116	$10,967,477	$7,773,405	$11,457,970	$20.75
TI/LC	0	0	0	552,064	1.00
Capital Expenditures	0	0	0	82,810	0.15
Net Cash Flow	$9,977,116	$10,967,477	$7,773,405	$10,823,096	$19.60
(1)
U/W Base Rent includes $1,402,249 of contractual rent increases through July 2015 and rent averaging for credit tenants with lease expirations beyond the maturity of the 80 and 90 Maiden Lane Loan. Additionally, since 2013, 14 tenants totaling 102,259 sq. ft. have either executed new leases or expanded their current space at the 80 and 90 Maiden Lane Property.

(2)	The increase in Total Recoveries from 2013 to U/W is primarily due to the recent leasing activity noted in Footnote (1) above.
(3)	U/W Vacancy is based on the current economic vacancy of 5.8%, above the appraisers concluded vacancy of 5.6%.
(4)	2013 Total Operating Expenses include one-time costs related to Hurricane Sandy.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 3 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 61.7% 1.73x 7.9%

Property Management. The 80 and 90 Maiden Lane Property is managed by WNK Maiden Management LLC, an affiliate of the borrowers.

Lockbox / Cash Management. The 80 and 90 Maiden Lane Loan is structured with a springing hard lockbox and springing cash management. Upon the first occurrence of a Cash Management Period (as defined below), the borrowers are required to instruct all tenants to deposit all rents and other payments into the lockbox account controlled by the lender during the continuance of a Cash Management Period. During the continuance of any Cash Management Period, all funds in the lockbox account are swept daily to a lender controlled cash management account and disbursed in accordance with the 80 and 90 Maiden Lane Loan documents, with all excess cash flow deposited into a lender controlled cash collateral account.

A “Cash Management Period” will occur upon the occurrence of a Cash Trap Period.

A “Cash Trap Period” will occur upon (i) an event of default, (ii) the failure of the borrowers after the end of two consecutive calendar quarters to maintain a debt service coverage ratio (based on the interest only payments over the trailing 12 calendar months) of at least 1.05x, until the debt service coverage ratio after the end of two consecutive calendar quarters (based on the interest only payments over the trailing 12 calendar months) is at least equal to 1.10x, and (iii) the commencement of a NYC DOI Cash Trap Period (as defined below).

A “NYC DOI Cash Trap Period” will occur upon (i) NYC DOI delivering written notice to terminate, surrender or cancel its lease or any portion of its space in excess of 45,000 sq. ft., or otherwise vacating, surrendering or terminating all or any portion of its space in excess of 45,000 sq. ft. or (ii) the date upon which NYC DOI delivers written notice to terminate, surrender or cancel its lease based on (x) the borrowers failing to commence the existing tenant improvement work or (y) the borrowers failing to perform their obligations related to the build-out of the existing demised premises.

Initial Reserves. At closing, the borrowers deposited (i) $872,250 into a tax reserve account, (ii) $185,141 into an insurance reserve account, (iii) $1,100,000 into a NYC DOI TI reserve account, (iv) $60,049 into a United Cerebral Palsy TI reserve account, (v) $645,453 into a free rent reserve account for rent associated with the NYC DOI and (vi) $312,500 into a required repairs account for an emergency generator, which represents approximately 125% of the engineer’s estimated cost of the required repairs.

Ongoing Reserves. On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $290,750, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $15,428, into an insurance reserve account (iii) $46,005 into a TI/LC reserve account, subject to a cap of $2,000,000 and (iii) $6,901 ($0.15 PSF annually) into a capital expenditure reserve account, subject to a cap of $300,000.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 3 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 61.7% 1.73x 7.9%

80 MAIDEN LANE

Floor
25
NY Dept of Investigation 21,000 SF 6/2025
24
Office of Children & Family Services 21,000 SF 12/2015
23
Office of Children & Family Services 21,000 SF 12/2015
22
Ethis Communications 4,500 SF 11/2016
NY Dept of Investigation 5,950 SF 6/2025
Thurgood Marshall Scholarship 5,388 SF 6/2016
DELMA Properties 5,162 SF 9/2015
21
RDI Soutions LLC 1,596 SF 11/2018
Freelencers Insurance 7,528 SF 1/2024
Village Voice LLC 11,879 SF 11/2020
20
NYC Dept of Education 21,000 SF 7/2020
19
Starr Whitehouse 2,810 SF 12/2018
Richard Wright 1,820 SF 12/2018
NYC Dept of Education 5,474 SF 7/2020
NYC Dept of Investigation 10,896 SF 7/2025
18
NYC Dept of Investigation 21,000 SF 7/2025
17
NYC Dept of Investigation 21,000 SF 7/2025
16
NYC Dept of Investigation 21,000 SF 7/2025
15
Gary Shoemaker Architecture 2,658 SF 10/2016
Wesser & Ruse 2,672 SF 8/2017
Vacant 3,902 SF
Inwood House 8,523 SF 8/2016
Intl Gay & Lesbian Human Rights Commission 3,245 SF 7/2020
14
NY Dept of Investigation 7,693 SF 7/2025
Vacant 1,549 SF
Management Office 1,885 SF
Catholic Charities of NY 6,088 SF 4/2029
Meta Management 2,606 SF 12/2022
Dept of Health 529 SF 7/2016
13
Catholic Charities of NY 20,350 SF 4/2029
12
Michael S Lamonsoff 7,227 SF 2/2015
Schmutter, Strull & Fleisch 5,434 SF 12/2015
Taus Cebulash & Landau LLP 2,262 SF 8/2015
Ringler Assoc. Scarsdale 1,664 SF 2/2019
Michael S Lamonsoff 3,763 SF 2/2015
11
Reading Excellence & Discovery 7,856 SF 3/2019
Learning Leaders 10,588 SF 6/2021
10
Vacant 20,350 SF
9
Rehnstrom/ Ottenheim 4,358 SF 7/2022
Pohs Institute 3,747 SF 2/2021
Acclon East 7,282 SF 7/2023
Merit Consulting 2,111 SF 10/2017
Empire State Pride Agency 2,852 SF 4/2021
8
United Cerebral Palsy 20,350 SF 8/2023
7
The Glaucoma Foundation 2,062 SF 12/2014
Michael Adest & Co. 1,264 SF 1/2015
Dr. Lloyd Becker 2,024 SF 12/2022
Pampered Holdings 4,650 SF 2/2017
United Cerebral Palsy 5,459 SF 8/2023
Albert G Oliver Program 4,891 SF 8/2015
6
WK Webster Ltd 5,723 SF 6/2019
Rehabilitation Medicine Center of NY 3,006 SF 1/2017
Jennifer Temps 1,202 SF 1/2017
National Urban Technology 4,050 SF 4/2017
E2020, Inc. 6,456 SF 4/2017
5
Simco Engineering 6,007 SF 10/2017
Simco Engineering 2,650 SF 10/2017
CDC, LLC 2,074 SF 2/2018
Palmeri & Gaven 2,950 SF 9/2014
Vacant 3,766 SF
Stephen Doro MD PC 765 SF 8/2016
US Investigative Services 2,204 SF 4/2016
4
Dept. of Health 16,426 SF 7/2016
Office of Children & Family Services 3,924 SF 12/2015
3
Roger Metzger & Assoc. 1,600 SF 1/2017
Invisa Logistic Services 2,879 SF 6/2017
Genesis Capital Group 1,457 SF 8/2017
4G Data Systems Inc. 675 SF 8/2014
Association of Junior Leagues International 11,610 SF 4/2017
Vacant 2,240 SF
2
Lower East Side Service Center 3,260 SF 12/2016
On The Record 1,308 SF 3/2015
United Cerebral Palsy 4,312 SF 8/2023
Lower East Side Service Center 11,470 SF 12/2016
1
Male Dees Stores, Inc. 3,440 SF 5/2019
Duane Reade 7,540 SF 7/2017
DGT Enterprises 1,500 SF 3/2015
Gerasimos Inc. 3,300 SF 8/2019
Jersey Mikes 3,200 SF 7/2023
G&L Water Bakery Corp. 1,076 SF 10/2020
Basement
AM Property Holding Corp. 10,335 SF
VACANT
Sponsor Affiliated
2014 – 2015
2016 – 2017
2018 – 2019
2020 – 2021
2022+

90 MAIDEN LANE

Floor
4
Ovando, Inc. 6,900 SF 8/2023
3
NY Pelvic Pain 2,536 SF 12/2018
Security Resources 2,205 SF 12/2014
Security Resources 1,945 SF 12/2014
2
Aplhawitt LLC 6,686 SF 6/2023
1
Gristedes Foods Inc. 7,500 SF 9/2027
2014 – 2015
2018 – 2019
2022+

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 3 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 61.7% 1.73x 7.9%

TRIBECA
CIVIC CENTER
TWO BRIDGES
WEST STREET
BROOKLYN BRIDGE
80 and 90 Maiden Lane
80 and 90 Maiden Lane
New York, NY 10038
FINANCIAL DISTRICT
BATTERY PARK CITY
BROOKLYN BATTERY TUNNEL
FDR / SOUTH STREET VIADUCT
WEST ST
Hudson River
East River
West New York
Union City
Hoboken
Jersey City
MANHATTAN
QUEENS
New York
BROOKLYN
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verda Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 4 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,936,521 69.8% 1.62x 11.3%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verda Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 4 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,936,521 69.8% 1.62x 11.3%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	CSC Holdings, LLC; Columbia Sussex Corporation
Borrower:	Columbia Properties Myrtle Beach, LLC
Original Balance(1):	$55,000,000
Cut-off Date Balance(1):	$54,936,521
% by Initial UPB:	4.4%
Interest Rate:	4.6425%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	360 months
Additional Debt(1):	$60,929,596 Pari Passu Debt
Call Protection(2):	L(25), D(91), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$358,000	$44,750
Insurance:	$178,397	$37,080
FF&E:	$0	1/12 of 5.0% of such year’s gross income
Required Repairs:	$15,625	NAP
Seasonality:	$1,184,000	Springing
PIP(4):	$0	Springing
Franchise Agreement(5):	$0	Springing

Financial Information(6)
Cut-off Date Balance / Key:	$286,089
Balloon Balance / Key:	$232,720
Cut-off Date LTV:	69.8%
Balloon LTV:	56.8%
Underwritten NOI DSCR:	1.82x
Underwritten NCF DSCR:	1.62x
Underwritten NOI Debt Yield:	11.3%
Underwritten NCF Debt Yield:	10.0%
Underwritten Balloon NOI Debt Yield:	13.9%
Underwritten Balloon NCF Debt Yield:	12.4%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Myrtle Beach, SC
Year Built / Renovated:	2003 / 2011
Total Keys:	405
Property Management:	Columbia Sussex Management
Underwritten NOI:	$13,065,127
Underwritten NCF:	$11,642,207
Appraised Value:	$166,000,000
Appraisal Date:	June 27, 2014

Historical NOI
Most Recent NOI:	$13,101,807 (T-12 June 30, 2014)
2013 NOI:	$13,404,463 (December 31, 2013)
2012 NOI:	$12,369,255 (December 31, 2012)
2011 NOI:	$11,463,366 (December 31, 2011)
2010 NOI:	$11,752,640 (December 31, 2010)

Historical Occupancy
Most Recent Occupancy:	68.1% (T-12 June 30, 2014)
2013 Occupancy:	67.6% (December 31, 2013)
2012 Occupancy:	63.7% (December 31, 2012)
2011 Occupancy:	63.0% (December 31, 2011)
2010 Occupancy:	65.3% (December 31, 2010)
(1)
The Original Balance of $55,000,000 and Cut-off Date Balance of $54,936,521 represent the non-controlling Note A-2 of the $116.0 million of the Myrtle Beach Marriott Loan Combination evidenced by two pari passu notes. The pari passu companion loan is the controlling Note A-1 with an original principal balance of $61.0 million. For additional information on the pari passu companion loan, see “The Loan” herein.

(2)
The lockout period will be at least 25 payment dates beginning with and including the first payment date of September 6, 2014. Prepayment of the full $116.0 million Myrtle Beach Marriott Loan Combination is permitted after the date that is earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) September 6, 2018. The assumed lockout period of 25 months is based on the expected COMM 2014-LC17 securitization closing date in September 2014. The actual lockout period may be longer.

(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)
The borrower will be required to deposit 110% of any property improvement plan required in connection with the current franchise agreement or a replacement franchise agreement, less the total of any amounts then on deposit in the FF&E reserve and the franchise agreement reserve. The Myrtle Beach Marriott Property’s current franchise agreement expires in August 2024.

(5)
The borrower will be required to deposit excess cash flow into a franchise agreement reserve account if (i) as of any payment date, the franchise agreement has a remaining term of less than 12 months or has been terminated and (ii) the balance of the franchise agreement reserve account and the FF&E reserve account is collectively less than $4,050,000. See “Ongoing Reserves” herein.

(6)	DSCR, LTV, Debt Yield and Balance / Key calculations are based on the aggregate Myrtle Beach Marriott Loan Combination.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verda Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 4 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,936,521 69.8% 1.62x 11.3%

The Loan. The Myrtle Beach Marriott Resort & Spa loan (the “Myrtle Beach Marriott Loan”) consists of the non-controlling Note A-2 in the original principal amount of $55.0 million of a fixed rate whole loan in the aggregate original principal amount of $116.0 million (the “Myrtle Beach Marriott Loan Combination”). The Myrtle Beach Marriott Loan Combination is secured by the borrower’s fee simple interest in a 405-key, full service, ocean-front luxury resort located in Myrtle Beach, South Carolina (the “Myrtle Beach Marriott Property”). The $116.0 million Myrtle Beach Marriott Loan Combination is evidenced by two pari passu notes. Only the non-controlling Note A-2, with an original principal balance of $55.0 million, will be included in the COMM 2014-LC17 mortgage trust. The controlling Note A-1, with an original principal balance of $61.0 million, is expected to be securitized in a future transaction. The Myrtle Beach Loan Combination has a 120-month term and amortizes on a 30-year schedule.

The Myrtle Beach Loan accrues interest at a fixed rate equal to 4.6425% and has a cut-off date balance of approximately $54.9 million. The proceeds of the Myrtle Beach Marriott Loan Combination were used to retire existing debt of approximately $74.3 million, fund upfront reserves of approximately $1.7 million, pay closing costs of approximately $0.5 million and return approximately $39.5 million of equity to the sponsors. Based on the appraised value of $166.0 million as of June 27, 2014, the cut-off date LTV of the Myrtle Beach Marriott Loan Combination is 69.8% with remaining implied equity of $50.0 million. The most recent prior financing of the Myrtle Beach Marriott Property was included in the JPMCC 2005-CB13 mortgage trust.

The relationship between the holders of the Note A-1 and Note A-2 is governed by an intercreditor agreement which is described under “Description of the Mortgage Pool—Loan Combinations—The Myrtle Beach Marriott Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$61,000,000	$60,929,596	CCRE	Yes
Note A-2	$55,000,000	$54,936,521	COMM 2014-LC17	No
Total Sources	$116,000,000	$115,866,117

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$116,000,000	100.0%	Loan Payoff	$74,297,689	64.0%
			Reserves	$1,736,022	1.5%
			Closing Costs	$491,625	0.4%
			Return of Equity	$39,474,665	34.0%
Total Sources	$116,000,000	100.0%	Total Uses	$116,000,000	100.0%

The Borrower / Sponsor. The borrower, Columbia Properties Myrtle Beach, LLC, is a recycled single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsors of the borrower and nonrecourse carve-out guarantors are CSC Holdings, LLC and Columbia Sussex Corporation, jointly and severally, (collectively, “Columbia Sussex”). Founded in 1972, Columbia Sussex is a privately-owned company specializing in owning and operating hospitality properties. Currently, the sponsors own and manage a $2.0 billion portfolio of 35 hospitality assets with the majority having Marriott flags.

Columbia Sussex developed the Myrtle Beach Marriott Property under Marriott’s flag in 2003. The franchise agreement is coterminous with the Myrtle Beach Marriott Loan.

The Property. The Myrtle Beach Marriott Property is a 15-story, 405-key full service luxury resort located directly on the beach in Myrtle Beach, South Carolina. Developed by the sponsors in 2003 and most recently renovated in 2011, the Myrtle Beach Marriott Property is comprised of three main buildings, which include the 15-story guestroom tower, a two-story public space building containing meeting space, food and beverage outlets and a spa, and a three-level parking garage offering approximately 562 spaces. The Myrtle Beach Marriott Property is situated in a larger complex that includes five additional towers containing over 370 Marriott Vacation Club timeshare units (non-collateral), which share amenities at the Myrtle Beach Marriott Property. The room mix at the Myrtle Beach Marriott Property consists of 255 double-bedded rooms, 142 king-bedded rooms and eight suites. The Myrtle Beach Marriott Property was strategically designed to provide nearly 75.0% of the guestrooms with ocean views. Guestrooms feature floor-to-ceiling windows, marble bathrooms, Bath & Body Works toiletries, mini-fridges, pillow top mattresses, HDTVs and complimentary wireless internet.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verda Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 4 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,936,521 69.8% 1.62x 11.3%

Amenities for the Myrtle Beach Marriott Property include four restaurants, a lobby lounge featuring a bar, a pool bar, three pools (two outdoor pools, one heated indoor pool), an outdoor waterslide, a full-service spa, a fitness center, a business center, on-site laundry and 11 meeting rooms offering approximately 45,000 sq. ft., including the 15,030 sq. ft. Atlantic Ballroom that can accommodate over 1,600 guests. Since developing the Myrtle Beach Marriott Property in 2003, the sponsors have invested approximately $2.7 million ($6,675 per key) in capital expenditures, including approximately $900,000 (2,222 per key) since 2011. Recent capital expenditures include guestroom soft goods, HDTVs, internet upgrade, lobby and restaurant renovations and cooling tower installations, among other things.

The Myrtle Beach Marriott Property is in the top 3.0% of all Marriott hotels in terms of the number of reward points redeemed to book rooms and is in the second highest tier of Marriott reward redemptions, which not only indicates high demand for the Myrtle Beach Marriott Property but also represents Marriott’s commitment to the franchise location. Based on a brand wide survey in July 2014, the Myrtle Beach Marriott ranked 8th and 13th out of 355 Marriott hotels in terms of overall staff service and overall customer satisfaction, respectively. Additional accolades include the “2013 AAA Four Diamond Award” and “TripAdvisor’s 2014 Certificate of Excellence”, a recognition given to only the top 10% of hotels on the website. Additionally, U.S. News & World Report ranked the Myrtle Beach Marriott Property as #1 out of over 400 hotels in Myrtle Beach in 2014.

Environmental Matters. The Phase I environmental report dated July 8, 2014 recommended no further action at the Myrtle Beach Marriott Property.

The Market. The Myrtle Beach Marriott Property is located in the ocean-front city of Myrtle Beach, which is situated on the center of a 60-mile continuous stretch of beach known as the Grand Strand in northeastern South Carolina. The Myrtle Beach area is a vacation destination with approximately 16.1 million visitors in 2013, a 5.9% increase since 2012. Since 2003, the estimated number of annual visitors has exceeded 12.8 million. From 2003 to 2013, the Myrtle Beach area experienced an annual growth rate of approximately 2.3%. In 2014, Myrtle Beach was ranked as the top summer destination by TripAdvisor, outperforming New York, Las Vegas, San Francisco, San Diego and Key West, among others. In July 2013, the Myrtle Beach Metropolitan Statistical Area was the 7th fastest growing metro area in the United States.

Primary access to the Myrtle Beach Marriott Property is provided by U.S. Route 17, which offers north/south travel along the Atlantic coast from Florida through Virginia. Additionally, the Myrtle Beach Marriott Property is located within 11.3 miles of the Myrtle Beach International Airport, which is served by seven airlines with non-stop service to over 25 cities, including Atlanta, Boston, Detroit, Fort Lauderdale, New York and Washington. In 2013, Myrtle Beach International Airport experienced an annual growth rate in traffic of 12.3%. In order to accommodate the increase in demand, Myrtle Beach International Airport opened a $118.0 million, 240,000 sq. ft. terminal in spring 2013 and has plans to complete a $20.0 million runway resurfacing project by spring 2015.

In addition to numerous on-site amenities, the Myrtle Beach Marriott Property is positioned near a number of notable attractions, including over 100 golf courses, numerous amusement parks, an aquarium, entertainment venues, retail developments and over 1,900 restaurants. Additionally, the Myrtle Beach Marriott Property is located within 6.7 miles of the Myrtle Beach Boardwalk. The Myrtle Beach Boardwalk was recognized as the #3 boardwalk in the United States by National Geographic in 2014 and as one of the best boardwalks in the United States by Travel + Leisure.

The Myrtle Beach hotel market contains approximately 89,000 hotel rooms spread across 460 hotels. The demand segmentation for the Myrtle Beach Marriott Property consists of 65% leisure, 30% meeting and group and 5% commercial. Historically, the Myrtle Beach Marriott Property has achieved a leisure penetration rate of 126%. According to the appraiser, the Myrtle Beach Marriott Property is the only AAA Four Diamond property in the market and has on average larger rooms than its competitors.

As of May 31, 2014, the Myrtle Beach Marriott Property was reported as having occupancy, ADR and RevPAR of 68.0%, $167.14 and $113.63, respectively. The Myrtle Beach Marriott Property reported penetration rates of 104.9%, 127.9% and 134.2% for occupancy, ADR and RevPAR, respectively. The competitive set includes Hilton Myrtle Beach Resort, Embassy Suites Myrtle Beach Oceanfront Resort and Sheraton Hotel Myrtle Beach Convention Center.

Historical Occupancy, ADR, RevPAR – Competitive Set(1)
	Myrtle Beach Marriott Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 May 2014	68.0%	$167.14	$113.63	64.8%	$130.73	$84.69	104.9%	127.9%	134.2%
T-12 May 2013	64.7%	$173.78	$112.36	60.0%	$130.20	$78.13	107.7%	133.5%	143.8%
T-12 May 2012	63.3%	$168.64	$106.70	60.3%	$128.11	$77.27	104.9%	131.6%	138.1%
(1)	Source: Hospitality research report.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verda Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 4 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,936,521 69.8% 1.62x 11.3%

Competitive Set(1)
Name	Myrtle Beach Marriott Property	Embassy Suites Myrtle Beach Oceanfront Resort	Sheraton Hotel Myrtle Beach Convention Center	Hilton Myrtle Beach Resort
# of Rooms	405	255	400	385
Location	Myrtle Beach, SC	Myrtle Beach, SC	Myrtle Beach, SC	Myrtle Beach, SC
Year Opened	2003	1987	2003	1974
Occupancy(2)	68.0%	70.0%	60.0%	62.0%
ADR(2)	$167.14	$160.00	$125.00	$113.00
RevPAR(2)	$113.63	$112.00	$75.00	$70.06
Beachfront	Yes	Yes	No	Yes
Restaurant	Yes	Yes	Yes	Yes
Lounge	Yes	Yes	Yes	Yes
Indoor Pool	Yes	Yes	Yes	Yes
Outdoor Pool	Yes	Yes	No	Yes
Fitness Center	Yes	Yes	Yes	Yes
(1)	Source: Appraisal.
(2)
Occupancy, ADR and RevPAR for the Myrtle Beach Marriott Property are as of T-12 May 2014 from a hospitality research report. Occupancy, ADR and RevPAR for the competitive set are 2013 annual estimated provided by the appraiser.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 6/30/2014	U/W	U/W per Room(1)
Occupancy	63.0%	63.7%	67.6%	68.1%	68.1%
ADR	$160.93	$175.83	$174.00	$172.39	$172.39
RevPAR	$101.38	$112.07	$117.69	$117.36	$117.36

Room Revenue	$14,987,236	$16,612,424	$17,397,626	$17,348,916	$17,348,916	$42,837
F&B Revenue	8,779,212	8,597,032	9,617,501	9,314,159	9,314,159	22,998
Other Revenue(2)	2,059,193	1,990,478	1,841,508	1,795,311	1,795,311	4,433
Total Revenue	$25,825,641	$27,199,934	$28,856,635	$28,458,386	$28,458,386	$70,268
Operating Expenses	7,757,053	8,002,775	8,338,321	8,357,792	8,357,792	20,637
Undistributed Expenses	5,405,524	5,606,425	5,925,986	5,851,393	5,888,231	14,539
Gross Operating Profit	$12,663,064	$13,590,734	$14,592,328	$14,249,201	$14,212,362	$35,092
Total Fixed Charges	1,199,698	1,221,479	1,187,865	1,147,394	1,147,236	2,833
Net Operating Income	$11,463,366	$12,369,255	$13,404,463	$13,101,807	$13,065,127	$32,260
FF&E	0	0	0	0	1,422,919	3,513
Net Cash Flow	$11,463,366	$12,369,255	$13,404,463	$13,101,807	$11,642,207	$28,746
(1)	U/W per Room is based on a total of 405 rooms.
(2)	Other Revenue includes spa revenue, parking revenue and other miscellaneous items such as gift shop sales, a lease from Marriott Vacation Rental and beach chair rentals, among other things.

Historical Revenue(1)
	2006	2007	2008	2009	2010	2011	2012	2013	T-12 6/30/2014
Occupancy	74.9%	74.0%	72.7%	65.7%	65.3%	63.0%	63.7%	67.6%	68.1%
ADR	$144.71	$157.06	$157.64	$154.12	$155.25	$160.93	$175.83	$174.00	$172.39
RevPAR	$108.42	$116.21	$114.68	$101.21	$101.44	$101.38	$112.07	$117.69	$117.36
Revenue(2)	$28,394,000	$30,187,000	$31,126,000	$26,559,000	$26,812,000	$25,825,641	$27,199,934	$28,856,635	$28,458,386
NOI(2)	$11,839,180	$12,426,390	$14,463,220	$12,276,230	$11,752,640	$11,463,366	$12,369,255	$13,404,463	$13,101,807
(1)	Estimates as provided by borrower.
(2)	The average Total Revenue and Net Operating Income since 2006 are approximately $28.2 million and $12.6 million, respectively.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verda Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 4 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,936,521 69.8% 1.62x 11.3%

Property Management. The Myrtle Beach Marriott Property is managed by Columbia Sussex Management, an affiliate of the borrower.

Lockbox / Cash Management. The Myrtle Beach Marriott Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon (i) an event of default, (ii) a bankruptcy action of the borrower, the guarantor or the property manager, (iii) the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.25x until the debt service coverage ratio after the end of two consecutive calendar quarters is at least equal to 1.30x or (iv) 12 months prior to the expiration of the franchise agreement or if the franchise agreement has been terminated. A full excess cash sweep (“Cash Trap Period”) will occur upon the continuation of the events specified in clauses (i) and (ii) as well as the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.20x until the debt service coverage ratio after the end of two consecutive calendar quarters is at least 1.25x.

Initial Reserves. At closing, the borrower deposited (i) $358,000 into a tax reserve account, (ii) $178,397 into an insurance reserve account, (iii) $1,184,000 into a seasonality reserve account and (iv) $15,625 into a required repairs reserve account, which represents 125% of the engineer’s recommendation.

Ongoing Reserves. On a monthly basis, the borrower is required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $44,750, into a tax reserve account, (ii) 1/12 of the required insurance premiums, which currently equates to $37,080, into an insurance reserve account and (iii) 1/12 of 5.0% of such year’s gross income into a FF&E reserve account. Additionally, excess cash flow will be deposited into a franchise agreement reserve account if (i) as of any payment date, the franchise agreement has a remaining term of less than 12 months or has been terminated and (ii) the balance of the franchise agreement reserve account and FF&E reserve account is collectively less than $4,050,000. If any future PIP work is required by the current franchise agreement or a replacement franchise agreement, the borrower will deposit 110% of the estimated costs for any PIP less the amount then on deposit in the FF&E reserve account and the franchise agreement reserve account.

The borrower also deposited $900,000 into the seasonality reserve account on the payment date occurring in September 2014 and is required to deposit $250,000 on the payment date occurring in October 2014. Additionally, on each payment date occurring in July, August and September, to the extent that the balance of the seasonality reserve account is less than $2,334,000, the borrower is required to deposit (i) $778,000 if no Cash Trap Period is continuing or (ii) all excess cash flow if a Cash Trap Period is occurring.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verda Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 4 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,936,521 69.8% 1.62x 11.3%

Conway
Coastal Carolina University
Conway Medical Center
90
22
31
544
501
707
17
CAROLINA BAYS PKY
Myrtle Beach
Colonial Mall Myrtle Beach
Barefoot Landing
The Galleria
Hilton Myrtle Beach Resort
Embassy Suites Myrtle Beach Oceanfront Resort
Grand Strand Regional Medical Center
Myrtle Beach Marriott Resort & Spa
8400 Costa Verde Drive
Myrtle Beach, SC 29572
Broadway at the Beach
BB&T Coastal Field
Sheraton Hotel Myrtle Beach Convention Center
Coastal Grand Mall
Myrtle Beach Boardwalk
Family Kingdom Amusement Park
MYRTLE BEACH INTERNATIONAL AIRPORT
ATLANTIC OCEAN
Surfside Beach
Inlet Square Mall
Waccamaw Community Hospital
Charlotte
Raleigh
NC
Atlanta
Columbia
SC
GA
Myrtle Beach
Charleston
Savannah
Atlantic Ocean
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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90 Matawan Road Matawan, NJ 07747	Collateral Asset Summary – Loan No. 5 Parkway 120	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.36x 8.9%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

90 Matawan Road Matawan, NJ 07747	Collateral Asset Summary – Loan No. 5 Parkway 120	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.36x 8.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Sponsor:	Ephraim Hasenfeld; Jack Shalhon; GFT Properties, Inc.
Borrower:	Hudson 90 Matawan LP; Matawan Parkway Investments LLC; GFT Matawan LLC
Original Balance:	$45,000,000
Cut-off Date Balance:	$45,000,000
% by Initial UPB:	3.6%
Interest Rate:	4.8000%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(93), O(3)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$89,269	$44,635
Insurance:	$12,552	$6,276
Replacement:	$0	$2,771
TI/LC(2):	$3,932,096	Springing
Required Repairs:	$32,188	NAP
Free Rent:	$413,977	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$203
Balloon Balance / Sq. Ft.:	$179
Cut-off Date LTV:	75.0%
Balloon LTV:	66.1%
Underwritten NOI DSCR(3):	1.42x
Underwritten NCF DSCR(3):	1.36x
Underwritten NOI Debt Yield:	8.9%
Underwritten NCF Debt Yield:	8.6%
Underwritten NOI Debt Yield at Balloon:	10.1%
Underwritten NCF Debt Yield at Balloon:	9.7%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Matawan, NJ
Year Built / Renovated:	2001 / NAP
Total Sq. Ft.:	221,664
Property Management:	Vision Management LLC
Underwritten NOI:	$4,009,938
Underwritten NCF:	$3,854,773
Appraised Value:	$60,000,000
Appraisal Date:	June 17, 2014

Historical NOI(4)
Most Recent NOI:	$3,016,996 (T-12 May 31, 2014)
2013 NOI:	$2,732,001 (December 31, 2013)
2012 NOI(5):	NAV
2011 NOI(5):	NAV

Historical Occupancy(4)
Most Recent Occupancy:	100.0% (June 30, 2014)
2013 Occupancy:	86.2% (December 31, 2013)
2012 Occupancy:	80.0% (December 31, 2012)
2011 Occupancy(5):	NAV
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	The TI/LC reserve account includes $2,000,000 for general future rollover and $1,932,096 for outstanding tenant improvement and leasing commissions owed for recently executed leases.
(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.83x and 1.76x, respectively.
(4)
The Parkway 120 Property was originally built-to-suit for a single tenant semiconductor company and later converted to multi-tenant use. The increases in Historical NOI and Historical Occupancy are primarily a result of the transition to a multi-tenant property.

(5)	The sponsors acquired the Parkway 120 Property in August 2014. As a result, 2011 NOI, 2012 NOI and 2011 Occupancy are unavailable.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

90 Matawan Road Matawan, NJ 07747	Collateral Asset Summary – Loan No. 5 Parkway 120	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.36x 8.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration(2)
iCIMS(3)(4)	NR/NR/NR	83,940	37.9%	$24.78	33.6%	6/30/2023
Fragomen, Del Rey, Loewy & Bernsen(5)(6)	NR/NR/NR	51,869	23.4%	$33.81	28.4%	8/31/2019
Tata Communications(7)	NR/A+/A1+(8)	30,182	13.6%	$31.31	15.3%	3/31/2019
Broadcom(9)	NR/A2/A-	21,152	9.5%	$25.47	8.7%	8/31/2019
Judge Group(10)	NR/NR/NR	11,842	5.3%	$25.50	4.9%	3/31/2020
Total Major Tenants		198,985	89.8%	$28.24	90.9%
Remaining Tenants		22,679	10.2%	$24.78	9.1%
Total Occupied Collateral		221,664	100.0%	$27.88	100.0%
Vacant		0	0.0%
Total		221,664	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
The Parkway 120 Loan is structured with an excess cash sweep triggered 12 months prior to the lease expiration date of any tenant or tenants collectively occupying more than 15% of NRA or accounting for more than 15% of gross income, in addition to other triggers. See “Lockbox / Cash Management” herein.

(3)
iCIMS has two, five-year renewal options. Additionally, iCIMS has a one-time right to terminate its lease effective June 30, 2020 with written notice no later than June 30, 2019, subject to a termination fee, which includes unamortized tenant improvement and leasing commissions.

(4)
iCIMS executed a lease amendment to expand its space in January 2015 by approximately 23,327 sq. ft., which is included in iCIMS’ NRA. The borrowers deposited approximately $397,243 into a free rent reserve associated with the expansion.

(5)	Fragomen has three, five-year renewal options.
(6)
Fragomen executed a lease amendment to expand its space in September 2014 by approximately 5,640 sq. ft., which is included in Fragomen’s NRA. The borrowers deposited approximately $16,734 into a free rent reserve associated with the expansion.

(7)	Tata Communications has two, five-year renewal options.
(8)	Tata Communications is rated by ICRA and CRISIL, which are the Indian subsidiaries of Moody’s and S&P, respectively.
(9)	Broadcom has one, five-year renewal option.
(10)	Judge Group has one, five-year renewal option.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

90 Matawan Road Matawan, NJ 07747	Collateral Asset Summary – Loan No. 5 Parkway 120	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.36x 8.9%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring(2)	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	1	1,048	0.5%	1,048	0.5%	$28.30	0.5%	0.5%
2016	1	4,616	2.1%	5,664	2.6%	$25.25	1.9%	2.4%
2017	3	16,690	7.5%	22,354	10.1%	$24.91	6.7%	9.1%
2018	0	0	0.0%	22,354	10.1%	$0.00	0.0%	9.1%
2019(3)	4	103,203	46.6%	125,557	56.6%	$31.37	52.4%	61.5%
2020	1	11,842	5.3%	137,399	62.0%	$25.50	4.9%	66.4%
2021	0	0	0.0%	137,399	62.0%	$0.00	0.0%	66.4%
2022	0	0	0.0%	137,399	62.0%	$0.00	0.0%	66.4%
2023(4)	4	83,940	37.9%	221,339	99.9%	$24.78	33.6%	100.0%
2024	0	0	0.0%	221,339	99.9%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	221,339	99.9%	$0.00	0.0%	100.0%
Management	1	325	0.1%	221,664	100.0%	NAP	NAP
Vacant	NAP	0	0.0%	221,664	100.0%	NAP	NAP
Total / Wtd. Avg.	15	221,664	100.0%			$27.88	100.0%

(1)
Certain tenants may have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)
The Parkway 120 Loan is structured with an excess cash sweep triggered 12 months prior to the lease expiration date of any tenant or tenants collectively occupying more than 15% of NRA or accounting for more than 15% of gross income, among other trigger conditions. See “Lockbox / Cash Management” herein.

(3)	Leases expiring in 2019 include Fragomen, which has three, five-year renewal options.
(4)	Leases expiring in 2023 include iCIMS, which has two, five-year renewal options.

The Loan. The Parkway 120 loan (the “Parkway 120 Loan”) is a fixed rate loan with an original principal balance of $45.0 million, secured by the borrowers’ fee simple interest in a five-story, 221,664 sq. ft. office building (the “Parkway 120 Property”) located in Matawan, New Jersey. The Parkway 120 Loan has a 10-year term and amortizes on a 30-year schedule after an initial three-year interest only period. The Parkway 120 Loan accrues interest at a fixed rate equal to 4.8000% and has a cut-off date balance of $45.0 million. Based on the appraised value of $60.0 million as of June 17, 2014, the cut-off date LTV ratio is 75.0%. The Parkway 120 Loan proceeds, along with approximately $11.2 million of equity from the sponsors, were used to acquire the Parkway 120 Property for $51.0 million, fund reserves of approximately $4.5 million and pay closing costs.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$45,000,000	80.1%	Purchase Price	$51,000,000	90.7%
Sponsor Equity	$11,201,282	19.9%	Reserves	$4,480,082	8.0%
			Closing Costs	$721,201	1.3%
Total Sources	$56,201,282	100.0%	Total Uses	$56,201,282	100.0%

The Borrower / Sponsor. The borrowers, Hudson 90 Matawan LP, Matawan Parkway Investments LLC and GFT Matawan LLC, are tenants in common, each of which is a single purpose entity structured to be bankruptcy-remote, with two independent directors in each organizational structure. The sponsors of the borrowers and non-recourse carve-out guarantors are Ephraim Hasenfeld, Jack Shalhon and GFT Properties, Inc, on a joint and several basis.

Ephraim Hasenfeld owns 100.0% of EH 90 GP INC., the general partner of Hudson 90 Matawan LP, which owns a 78.7057% TIC interest in the Parkway 120 Property. Ephraim Hasenfeld is the founder of Hudson Equities Management Corp. (“HEMC”). HEMC manages multifamily properties, office buildings and shopping centers throughout New Jersey, Pennsylvania, Florida and Nebraska, totaling over 2.0 million sq. ft. of commercial space and nearly 1,000 multifamily units. In addition, Ephraim Hasenfeld owns approximately 700,000 sq. ft. of office space, 70,000 sq. ft. of retail space and nearly 800 multifamily units.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

90 Matawan Road Matawan, NJ 07747	Collateral Asset Summary – Loan No. 5 Parkway 120	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.36x 8.9%

The Property. The Parkway 120 Property consists of a five-story, multi-tenant Class A office building that contains 221,664 sq. ft. and is located in Matawan, New Jersey. The Parkway 120 Property was originally built-to-suit for a single tenant semiconductor company and later converted to multi-tenant use. As such, occupancy has increased by 20.0% since 2012 to a current occupancy of 100.0% as of June 30, 2014. The Parkway 120 Property offers 734 parking spaces, which includes 91 garage spaces. Amenities at the Parkway 120 Property include a high-speed fiber optic network service, a two-story atrium lobby, a café with indoor and outdoor seating, state-of-the-art digital energy management system and views of the Raritan Bay, among others.

The Parkway 120 Property is 100.0% leased to 10 tenants as of June 30, 2014. The largest tenant, iCIMS, leases 83,940 sq. ft., 37.9% of the total net rentable area (“NRA”) and accounts for 33.6% of the U/W base rent. The second largest tenant, Fragomen, leases 23.4% of the total NRA and accounts for 28.4% of the U/W base rent. The third largest tenant, Tata Communications, leases 13.6% of the total NRA and accounts for 15.3% of the U/W base rent. No other tenant leases more than 9.5% of the total NRA or accounts for more than 8.7% of U/W base rent at the Parkway 120 Property. Other notable tenants include Broadcom, Southwest Securities and John Hancock. In addition, major tenant have invested in the build-out of their own spaces with state-of-the-art virtual conference rooms (Tata Communications), open floor layouts (iCIMS) and custom accents, including an executive conference room with leather floors (Fragomen). Collectively, tenants at the Parkway 120 Property have invested over $4.3 million in capital expenditures.

The Parkway 120 Property is located immediately off of the Garden State Parkway, the longest highway in New Jersey and one of the top five busiest toll roads in North America. The Garden State Parkway intersects with the New Jersey Turnpike, approximately 9.0 miles north of the Parkway 120 Property. Additionally, the Metropark Train Station and Newark Liberty International Airport are located within 12.5 miles and 24.0 miles of the Parkway 120 Property, respectively. Local public transportation within one mile of the Parkway 120 Property connects to commuter rail lines that provide access to Newark, New York, the Garden State Arts Center and Cheesequake State Park. The Aberdeen Matawan NJ Transit stop is located within two miles of the Parkway 120 Property.

Environmental Matters. The Phase I environmental report dated July 29, 2014 recommended no further action at the Parkway 120 Property.

Major Tenants.

iCIMS (83,940 sq. ft.; 37.9% of NRA; 33.6% of U/W Base Rent) iCIMS is a provider of web-based applicant tracking and recruiting management software for corporate human resource professionals and third-party recruiters. Founded in 1999, iCIMS has become one of the largest and fastest-growing talent acquisition providers with offices in North America, United Kingdom and China. In 2013, iCIMS was named by Inc. 500 as one of America’s fast growing companies for the eighth year in a row. With approximately 270 employees, iCIMS reported 2013 revenues of approximately $47.4 million, nearly 85.0% higher than 2010 revenues. The Parkway 120 Property serves as iCIMS’ headquarters. iCIMS has been a tenant at the Parkway 120 Property since 2012 and most recently executed a lease amendment to expand its space in January 2015 by approximately 23,327 sq. ft. iCIMS has a one-time right to terminate its lease effective June 30, 2020 with written notice no later than June 30, 2019, subject to a termination fee, which includes unamortized tenant improvement and leasing commissions. iCIMS has two, five-year renewal options. Additionally, iCIMS has invested approximately $1.1 million ($13.10 PSF) in capital expenditures to customize its space with open floor layouts.

Fragomen, Del Rey, Loewy & Bernsen (51,869 sq. ft.; 23.4% of NRA; 28.4% of U/W Base Rent) Fragomen, Del Rey, Loewy & Bernsen (“Fragomen”) is a global immigration law firm with more than 2,400 professionals throughout 40 offices across 18 countries. Fragomen ranks as #77 on the 2014 Am Law 100 and for the past ten years has been designated by Who’s Who Legal as the “Corporate Immigration Firm of the Year.” The Parkway 120 Property is Fragomen’s second largest office and serves as the company’s global infrastructure for its operations. Fragomen has been a tenant at the Parkway 120 Property since 2008 and most recently executed a lease amendment to expand its space by approximately 5,640 sq. ft. in September 2014. Fragomen has three, five-year renewal options. In particular, Fragomen has invested approximately $550,000 ($10.60 PSF) to enhance its space, including an executive conference room with leather floors.

Tata Communications (30,182 sq. ft.; 13.6% of NRA; 15.3% of U/W Base Rent) Tata Communications (“Tata”) (rated A+ / A1+ by ICRA and CRISIL, which are the Indian subsidiaries of Moody’s and S&P, respectively), a subsidiary of the $100.0 billion conglomerate Tata Group, is an Indian telecommunications company. Tata offers the largest network footprint linking 240 countries with city-to-city connectivity. With over 7,500 employees in 31 countries, Tata delivers approximately 20.0% of the Internet’s traffic and offers the world’s largest submarine cable network and international wholesale voice platform. Since being a tenant at the Parkway 120 Property since 2007, Tata has built out its space with state-of-the-art virtual conference rooms. Tata has two, five-year renewal options.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

90 Matawan Road Matawan, NJ 07747	Collateral Asset Summary – Loan No. 5 Parkway 120	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.36x 8.9%

The Market. The Parkway 120 Property is located in Matawan, New Jersey, within Monmouth County. The Parkway 120 Property is located in the Brunswick office submarket of Northern New Jersey. As of Q1 2014, the Brunswick submarket contained an overall inventory of approximately 8.6 million sq. ft. with a vacancy rate of 12.2%. Northern New Jersey features one of the most diverse economic bases in the country and is supported by financial services, pharmaceutical, telecommunications, insurance, biotech, and electronics industries. In particular, New Jersey ranks as one of the top states for corporate headquarters by containing one of the largest concentrations of Fortune 500 companies in the United States. Additionally, Matawan is part of the Bayshore Regional Strategic Plan, an effort by nine municipalities to reinvigorate the area’s economy emphasizing traditional downtowns, dense residential neighborhoods, maritime history and Raritan Bayshore coastline. In 2013, the population within a three-mile radius was 68,600 with a median income of $73,082. As of June 2014, the unemployment rate in Monmouth County was 5.8%, which was less than the unemployment rate for the state of New Jersey of 6.6%.

The average underwritten base rent at the Parkway 120 Property is approximately $27.88, which is in-line with the appraiser’s average market rent conclusion of $27.08 PSF. The appraiser identified six comparable leases within the Parkway 120 Property’s market. A summary of the six leases is shown in the chart below.

Comparable Leases(1)
Property	City, State	Year Built	NRA (sq. ft.)	Occupancy	Rent PSF
Parkway 120 Property	Matawan, NJ	2001	221,664	100%(2)	$27.88
100 Matawan Road	Old Bridge, NJ	1986	130,000	88%	$22.50
100 Matawan Road	Old Bridge, NJ	1986	130,000	88%	$24.32
100 Matawan Road	Old Bridge, NJ	1986	130,000	88%	$22.80
91 Fieldcrest	South Edison, NJ	1979	79,882	85%	$23.50
1301 State Route	Hazlet, NJ	2003	52,000	NAV	$22.18
379 Thornall	Edison, NJ	1986	310,279	91%	$30.00
Total / Wtd. Avg.(3)					$24.22(4)
(1)	Source: Appraisal.
(2)	As of June 30, 2014.
(3)	Total / Wtd. Avg. does not include the Parkway 120 Property.
(4)
The unadjusted average for the comparable leases is $24.22 PSF. After accounting for asset quality and location, the appraiser determined an adjusted average of $26.20 PSF. Additionally, the appraiser concluded an average market rent of $27.08 PSF and vacancy of 6.0% for the Parkway 120 Property.

Cash Flow Analysis.

Cash Flow Analysis
	2013	T-12 5/31/2014	U/W	U/W PSF
Base Rent(1)(2)	$4,284,004	$4,734,744	$5,664,107	$25.55
Value of Vacant Space	0	0	516,853	2.33
Gross Potential Rent	$4,284,004	$4,734,744	$6,180,960	$27.88
Total Recoveries	575,819	652,981	710,420	3.20
Total Other Income	3,145	1,436	0	0.00
Less: Vacancy(3)	0	0	(516,853)	(2.33)
Effective Gross Income	$4,862,968	$5,389,161	$6,374,526	$28.76
Total Operating Expenses	2,130,967	2,372,165	2,364,588	10.67
Net Operating Income	$2,732,001	$3,016,996	$4,009,938	$18.09
TI/LC	0	0	110,832	0.50
Capital Expenditures	0	0	44,333	0.20
Net Cash Flow	$2,732,001	$3,016,996	$3,854,773	$17.39
(1)
The increase in Base Rent from T-12 5/31/2014 to U/W is primarily the result of the expiration of free rent and an increase in occupancy from 86.2% in 2013 to current occupancy of 100.0% as of June 30, 2014.

(2)	U/W Base Rent includes $147,065 of contractual rent steps through September 2015.
(3)	U/W Vacancy is based on an economic vacancy of 7.5% of Gross Potential Rent and Total Recoveries, greater than the appraiser’s concluded vacancy of 6.0%.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

90 Matawan Road Matawan, NJ 07747	Collateral Asset Summary – Loan No. 5 Parkway 120	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.36x 8.9%

Property Management. The Parkway 120 Property is managed by Vision Management LLC (“Vision”), which has managed the Parkway 120 Property since 2006. Vision is a subsidiary of Vision Real Estate Partners, which currently owns and manages, or has developed more than 2.0 million sq. ft. of commercial space concentrated in the greater New Jersey/New York metropolitan area.

Lockbox / Cash Management. The Parkway 120 Loan is structured with a hard lockbox and springing cash management. In place cash management and full excess cash sweep will occur upon (i) an event of default, (ii) the failure by the borrowers to maintain a debt service coverage ratio of at least 1.15x for any calendar quarter, until the debt service coverage ratio is at least 1.20x for two consecutive calendar quarters or (iii) commencement of a Triggering Tenant Cash Trap Period (as defined below).

A “Triggering Tenant Cash Trap Period” will commence if one or more tenants collectively (a) occupying more than 15.0% of NRA at the Parkway 120 Property, or (b) contributing more than 15.0% of gross income from operations (i) indicates its intention not to renew its respective lease, (ii) indicates its intention to terminate its respective lease, (iii) indicates its intention to vacate its respective space, (iv) “goes dark” at the Parkway 120 Property or (v) fails to pay to borrower its respective payment obligations under its respective lease for a period of 60 days or more. A Triggering Tenant Cash Trap Period will also commence on the date that is  12 months prior to the then current expiration of any lease or leases that would trigger the parameters described in clause (a) and (b) above.

Initial Reserves. At closing, the borrowers deposited (i) $89,269 into a tax reserve account, (ii) $12,552 into an insurance reserve account, (iii) $32,188 into a required repairs reserve account, which represents 125% of the engineer’s recommendation, (iv) $2,000,000 into a TI/LC reserve account for general future rollover, (v) $1,932,096 into an initial TI/LC reserve account for outstanding tenant improvements and leasing commissions related to recently executed leases and (vi) $413,977 into a free rent reserve account, which includes approximately $397,243 associated with the iCIMS expansion lease and approximately $16,734 associated with the Fragomen expansion lease.

Ongoing Reserves. On a monthly basis, the borrowers will be required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $44,635, into a tax reserve account, (ii) 1/12 of the required insurance premiums, which currently equates to $6,276, into an insurance reserve account, and (iii) $2,771 ($0.15 PSF annually) into a capital expenditure reserve account. Additionally, if at any time the balance of the TI/LC reserve account is less than $1,500,000, the borrowers will be required to make monthly deposits of $9,236 into the TI/LC reserve account, subject to a cap of $2,000,000.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

90 Matawan Road Matawan, NJ 07747	Collateral Asset Summary – Loan No. 5 Parkway 120	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.36x 8.9%

PARKWAY 120

Floor
SF
5
iCIMS
47,104 SF
7/2023
47,104
4
Fragomen, Del Rey, Loewy & Bernsen
46,229 SF
9/2018
46,229
3
Tata Communications Inc.
30,182 SF
5/2019
Southwest
2,781 SF
1/2018
iCIMS
13,509 SF
7/2023
46,472
2
Broadcom
29,152 SF
9/2020
iCIMS
15,409 SF
7/2023
44,561
1
State Street Investments
5,361 SF
7/2015
Ocean Computer
6,500 SF
11/2017
John Hancock
1,048 SF
7/2015
Judge Group
7,026 SF
4/2020
Schoolhouse Properties
5,460 SF
7/2015
Xela
4,616 SF
5/2016
M3
7,409 SF
11/2017
37,420
2014 – 2015
2016 – 2017
2018 – 2019
2020 – 2021
2022+

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

90 Matawan Road Matawan, NJ 07747	Collateral Asset Summary – Loan No. 5 Parkway 120	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.36x 8.9%

Parkway 120
90 Matawan Road
Matawan, NJ 07747
North Plainfield
Plainfield
Linden
Linden Airport
NEW JERSEY
Dunellen
Iselin
Carteret
South Plainfield
Piscataway
Metuchen
Menlo Park Mall
Woodbridge Center Mall
NEW YORK
Edison
Perth Amboy
Staten Island
Somerset
Highland Park
Middlesex County College
New Brunswick
Rutgers University Livingston Campus
Rutgers University Cook Douglass Campus
Brunswick Shopping Center
Resurrection Cemetery
South Amboy
Raritan Bay
Sayreville
Cliffwood
East Brunswick
Old Bridge Township
Keyport
Matawan
Aberdeen Township
Marlboro Township
NE Corridor
Garden State Parkway
New Jersey Turnpike
Raritan Valley
SIR
St Marys Cemetery
St Gertrudes Cemetery
Hillside Cemetery
Spring Lake County Park
Metuchen Golf And Country Club
Cheesequake State Park
Inman Ave
New Dover Rd
Oak Tree Rd
Wood Ave
Grove Ave
Park Ave
Raritan Rd
Stelton Rd
Lincoln Hwy
New York
Manhattan
Queens
Newark
Staten Island
Stroudsburg
Morristown
Easton
Allentown
Bridgewater
Princeton
Trenton
Norristown
Philadelphia
Toms River
Wilmington
Vineland
Atlantic City
Atlantic Ocean

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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10165 North De Anza Boulevard Cupertino, CA 95014	Collateral Asset Summary – Loan No. 6 Aloft Cupertino	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 70.0% 1.55x 10.3%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10165 North De Anza Boulevard Cupertino, CA 95014	Collateral Asset Summary – Loan No. 6 Aloft Cupertino	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 70.0% 1.55x 10.3%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Dipesh Gupta; Manish Gupta
Borrower:	Infinite Loop Cupertino Hotel, LLC
Original Balance:	$34,000,000
Cut-off Date Balance:	$34,000,000
% by Initial UPB:	2.8%
Interest Rate:	4.4695%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection(1):	L(25), D(89), O(6)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$175,000	$25,000
Insurance:	$39,185	$4,898
FF&E:	$0	1/12 of 4.0% of prior year’s gross income
Earnout(1):	$2,000,000	$0
PIP(3):	$0	Springing

Financial Information
Cut-off Date Balance / Key:	$276,423
Balloon Balance / Key:	$241,804
Cut-off Date LTV:	70.0%
Balloon LTV:	61.2%
Underwritten NOI DSCR(4):	1.71x
Underwritten NCF DSCR(4):	1.55x
Underwritten NOI Debt Yield:	10.3%
Underwritten NCF Debt Yield:	9.4%
Underwritten NOI Debt Yield at Balloon:	11.8%
Underwritten NCF Debt Yield at Balloon:	10.8%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Limited Service Hospitality
Collateral:	Fee Simple
Location:	Cupertino, CA
Year Built / Renovated:	2013 / NAP
Total Keys:	123
Property Management:	Azul Hospitality – Aloft Cupertino, LLC
Underwritten NOI:	$3,514,089
Underwritten NCF:	$3,201,052
Appraised Value:	$48,600,000
Appraisal Date:	June 23, 2014

Historical NOI(5)
Most Recent NOI:	$3,607,006 (T-12 July 31, 2014)
2013 NOI:	$2,541,171 (December 31, 2013)
2012 NOI:	NAP
2011 NOI:	NAP

Historical Occupancy(5)
Most Recent Occupancy:	80.4% (July 31, 2014)
2013 Occupancy:	72.3% (December 31, 2013)
2012 Occupancy:	NAP
2011 Occupancy:	NAP
(1)
On or after November 6, 2015, the borrower may obtain funds in the earnout reserve provided (i) no event of default is continuing and (ii) the Aloft Cupertino Property has achieved a net cash flow trailing-12 month debt yield at least equal to 10.75% for six consecutive months. In addition, (i) after expiration of the lockout period (and notwithstanding the debt yield requirement above), the borrower may obtain amounts in the earnout reserve if it effects a partial defeasance (without the release of any real property) by delivering defeasance collateral sufficient to satisfy debt service on a $2,000,000 defeasance note and (ii) at any time, the borrower may obtain the release of funds in the earnout reserve upon depositing with lender an acceptable letter of credit in the amount of $2,000,000. See “Initial Reserves” herein.

(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)
The borrower will be required to deposit 125% of any property improvement plan required in connection with the current franchise agreement or a replacement franchise agreement. The Aloft Cupertino Property’s current franchise agreement expires July 1, 2033.

(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.28x and 2.08x, respectively.
(5)	The Aloft Cupertino Property opened for business in January of 2013. As such, Historical NOI and Historical Occupancy are not available prior to 2013.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10165 North De Anza Boulevard Cupertino, CA 95014	Collateral Asset Summary – Loan No. 6 Aloft Cupertino	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 70.0% 1.55x 10.3%

The Loan. The Aloft Cupertino loan (the “Aloft Cupertino Loan”) is a fixed rate loan with an original principal balance of $34.0 million secured by the borrower’s fee simple interest in a 123-room, limited service hotel located in Cupertino, California (the “Aloft Cupertino Property”). The Aloft Cupertino Loan has a 10-year term and amortizes on a 30-year schedule after a 36-month interest only period.

The Aloft Cupertino Loan accrues interest at a fixed rate equal to 4.4695% and has a cut-off date balance of $34.0 million. The proceeds of the Aloft Cupertino Loan were used to retire existing debt of approximately $27.1 million, fund upfront reserves of approximately $2.2 million, pay closing costs and return approximately $4.3 million of equity to the sponsors. Based on the appraised value of $48.6 million as of June 23, 2014, the cut-off date LTV of the Aloft Cupertino Loan is 70.0%. The most recent prior financing of the Aloft Cupertino Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$34,000,000	100.0%	Loan Payoff	$27,093,635	79.7%
			Reserves	$2,214,185	6.5%
			Closing Costs	$387,265	1.1%
			Return of Equity	$4,304,916	12.7%
Total Sources	$34,000,000	100.0%	Total Uses	$34,000,000	100.0%

The Borrower / Sponsor. The borrower, Infinite Loop Cupertino Hotel, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with one independent director in its organizational structure. The sponsors of the borrower and nonrecourse carve-out guarantors are Dipesh Gupta and Manish Gupta, joint founders of the Shashi Corporation. Founded in 2004 in Silicon Valley, the Shashi Corporation is a privately held real estate development and asset management firm with a focus in hospitality. The Shashi Corporation specializes in creating long term value by penetrating high barrier to entry markets with lifestyle oriented designs and international brands. The Shashi Corporation currently owns two others hotels in the Silicon Valley region including the 54-room Palo Alto Quality Inn and the Sunnyvale Pacific Inn, which is currently undergoing a conversion to an Aloft branded hotel. The Shashi Corporation developed the Aloft Cupertino Property for a total cost of $33.0 million, including Starwood’s key money.

The Property. The Aloft Cupertino Property is a four-story, 123-room, newly constructed limited service hotel with a single-level, 90-space subterranean parking garage located in Silicon Valley in Cupertino, California. The Aloft Cupertino Property is LEED Silver Certified and features 104 king rooms and 19 queen rooms. The Aloft Cupertino Property is considered one of the most technologically advanced Aloft hotels in the world due to its smart check technology, which utilizes guests’ mobile devices to check in and out as well as control guest-specific room climate control, which is tied to the door lock system. The Aloft Cupertino Property also features a robotic butler that will assist in providing amenities to guest rooms. Additionally, given its location in Silicon Valley, the Aloft Cupertino Property is served by four times the normal internet bandwidth than standard Aloft hotels.

The Aloft Cupertino Property features a bar/lounge, approximately 1,100 sq. ft. of meeting space, a business center, exercise facilities, an outdoor pool and whirlpool. Guestroom amenities include flat screen televisions, cable, a desk and chair, free wifi and free bottled water with all guestrooms featuring Apple TV. The Aloft Cupertino Property’s food and beverage outlet, W XYZ, is a standard Aloft brand bar/lounge that features an outdoor patio area with exterior signage and is the largest of all Aloft bars in the country. The Aloft Cupertino Property’s meeting space, named Aloft Tactic, contains approximately 1,100 sq. ft. of meeting space, which can be subdivided into three separate rooms.

Aloft Hotels is currently comprised of more than sixty hotels in ten countries and is owned by Starwood Hotels & Resorts World Inc. (“Starwood”), one of the leading hotel and leisure companies in the world with 1,134 properties in nearly 100 counties and 171,000 employees. Starwood is a fully integrated owner, operator and franchisor of hotels, resorts and residences with the following brands: St. Regis, The Luxury Collection, W, Westin, Le Meridien, Sheraton, Four Points by Sheraton, Aloft and Element. The Aloft Cupertino Property’s current franchise agreement with Starwood expires July 1, 2033. In connection with the execution of the license agreement, Starwood provided $2.0 million of key money.

Environmental Matters. The Phase I environmental report dated July 22, 2014 recommended no further action at the Aloft Cupertino Property.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10165 North De Anza Boulevard Cupertino, CA 95014	Collateral Asset Summary – Loan No. 6 Aloft Cupertino	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 70.0% 1.55x 10.3%

The Market. The Aloft Cupertino Property is located in Cupertino, California, which is located at the southern end of the San Francisco Bay near the center of Silicon Valley. Silicon Valley is considered the hub of the high-tech industry in the United States and continues to be one of the top research and development centers in the world. Silicon Valley is home to 18 of the Fortune 500 corporations, including Apple Inc., whose headquarters are located in Cupertino at the intersection of Interstate 280 and De Anza Boulevard, approximately one-half mile north of the Aloft Cupertino Property. Additional Fortune 500 companies include Hewlett-Packard Company, Intel Corporation, Google Inc., Cisco Systems, Oracle Corporation, Ebay, Synnex, Applied Materials, Agilent Technologies, Symantec, NetApp, Sanmina-SCI Corporation and Advanced Micro Devices. Cisco and Apple Inc. are the two largest private employers in Silicon Valley.

Over 60 high-tech companies have offices located specifically in Cupertino and are primarily located on De Anza Boulevard, Cali Mill Plaza and Bubb Road. According to the Cupertino 2013 Comprehensive Annual Financial Report, the largest private employers in Cupertino are Apple Inc. (15,000 employees), Cupertino Union School District (1,597 employees), Foothill/DeAnza Community College District (1,183 employees), Fremont Union High School District (961 employees) and Seagate Technology LLC (500 employees). The current Apple Inc. campus located in Cupertino is comprised of six buildings totaling 850,000 sq. ft. that were built in 1993 and holds 2,800 people. In 2006, Apple Inc. announced its intention to build an additional campus on approximately 176 acres, located approximately one mile east of the current campus. The new campus is expected to house up to 12,000 employees, with the first of two construction phases expected to be completed by 2016. Additional buildings will include a 120,000 sq. ft. auditorium, research and development facilities, a 100,000 sq. ft. fitness center and a dedicated generating plant as the primary source of electricity.

Given the Aloft Cupertino’s location within the Silicon Valley, a significant portion of income is generated by local corporate accounts, specifically Apple Inc. Apple Inc. generated approximately 28.7% of revenue as of July 31, 2014. Below is a summary of the top five corporate accounts at the Aloft Cupertino Property.

Corporate Accounts
				T-12 7/31/2014
Company	# of Room Night	% of Occ Nights	Room Revenue	% of Revenue	ADR
Apple Inc.	10,186	28.0%	$2,067,896	28.7%	$203.01
Google Inc.	1,907	5.3%	$394,615	5.5%	$206.93
Seagate	1,857	5.1%	$354,615	4.9%	$190.96
PriceWaterhouseCoopers	903	2.5%	$221,607	3.1%	$245.41
Amazon.com	488	1.3%	$97,958	1.4%	$200.73

The Aloft Cupertino Property is located north of the intersection of Stevens Creek Boulevard and De Anza Boulevard, approximately 11 miles southwest of the San Jose International Airport. Stevens Creek Boulevard is a major east/west arterial, which provides access to State Route 85. State Route 85 connects the cities of San Jose in the south to Mountain View in the north and passes through the cities of Mountain View, Sunnyvale, Cupertino, Saratoga, Campbell and Los Gatos. De Anza Boulevard is the primary north/south arterial and provides direct access to Interstate 280. Interstate 280 connects San Jose to the south and San Francisco to the north and passes through the cities of Santa Clara, Cupertino, Los Altos and Los Altos Hills.

The Aloft Cupertino Property competes directly with three hotels totaling 449 rooms located in Cupertino, California and Sunnyvale, California including Joie De Vivre Domain Hotel, Courtyard San Jose Cupertino and Hilton Garden Inn Cupertino. As of May 2014, the Aloft Cupertino Property exhibited an occupancy, ADR and RevPAR of 78.7%, $194.67 and $153.19, respectively, resulting in competitive set penetration rates of 98.3%, 121.5% and 119.4%, respectively.

Historical Occupancy, ADR, RevPAR – Competitive Set(1)(2)
	Aloft Cupertino Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 May 31, 2014	78.7%	$194.67	$153.19	80.1%	$160.28	$128.33	98.3%	121.5%	119.4%
T-5 May 31, 2013	62.3%	$194.39	$121.20	81.0%	$143.61	$116.25	77.0%	135.4%	104.3%
(1)	Source: Hospitality research report.
(2)	The Aloft Cupertino Property opened in 2013. As such, historical occupancy, ADR and RevPAR are unavailable prior to 2013.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10165 North De Anza Boulevard Cupertino, CA 95014	Collateral Asset Summary – Loan No. 6 Aloft Cupertino	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 70.0% 1.55x 10.3%

Cash Flow Analysis.

Cash Flow Analysis(1)
	2013	T-12 7/31/2014	U/W	U/W per Room(2)
Occupancy	72.3%	80.4%	80.4%
ADR	$177.01	$199.52	$199.52
RevPAR	$127.90	$160.41	$160.41

Room Revenue	$5,742,294	$7,201,699	$7,201,699	$58,550
F&B Revenue	513,456	593,500	593,500	4,825
Other Revenue(3)	26,977	30,724	30,724	250
Total Revenue	$6,282,727	$7,825,923	$7,825,923	$63,625
Operating Expenses	1,608,095	1,918,729	1,918,729	15,599
Undistributed Expenses	1,769,313	1,898,802	1,936,528	15,744
Gross Operating Profit	$2,905,319	$4,008,392	$3,970,666	$32,282
Total Fixed Charges(4)	364,148	401,386	456,577	3,712
Net Operating Income	$2,541,171	$3,607,006	$3,514,089	$28,570
FF&E	0	0	313,037	2,545
Net Cash Flow	$2,541,171	$3,607,006	$3,201,052	$26,025
(1)	The Aloft Cupertino Property opened in 2013. As such, historical cash flows are unavailable prior to 2013.
(2)	U/W per Room is based on a total of 123 rooms.
(3)	Other Revenue is comprised primarily of revenue generated by laundry and valet services.
(4)	Real estate taxes were underwritten to the appraiser’s concluded millage rate of 1.17% multiplied by the Aloft Cupertino Loan amount.

Property Management. The Aloft Cupertino Property is managed by Azul Hospitality – Aloft Cupertino, LLC. Azul Hospitality Group is a preferred management company for the Aloft brand that focuses primarily on upscale hotels and resorts, with unique destination and product attributes.

Lockbox / Cash Management. The Aloft Cupertino Loan is structured with a hard lockbox and springing cash management. In place cash management (a “Cash Management Period”) is required upon (i) an event of default, (ii) a bankruptcy action of the borrower, principal, guarantor or the property manager or (iii) the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of greater than or equal to 1.20x until the debt service coverage ratio after the end of two consecutive calendar quarters is at least equal to 1.25x. A full excess cash sweep (a “Cash Trap Period”) will occur upon the continuation of the events specified in clauses (i) and (ii) as well as the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.15x until the debt service coverage ratio after the end of two consecutive calendar quarters is greater than or equal to 1.20x. Notwithstanding the foregoing, the borrower may defer a Cash Management Period or Cash Trap Period that was triggered by a low debt service coverage ratio by depositing with lender cash sufficient to meet the minimum debt service coverage levels monthly through any deferral period to be held as additional collateral for the Aloft Cupertino Loan.  The additional cash collateral will be held until such time as (i) no event of default has occurred and is continuing and (ii) no Cash Management Period or Cash Trap Period would exist based on actual net operating income at the Aloft Cupertino Property for a period of two consecutive calendar months.

Initial Reserves. At closing, the borrower deposited (i) $175,000 into a tax reserve account, (ii) $39,185 into an insurance reserve account and (iii) $2,000,000 into an earnout reserve account. On or after November 6, 2015, the borrower may obtain funds in the earnout reserve provided  (i) no event of default is continuing and (ii) the Aloft Cupertino Property has achieved a net cash flow trailing-12 month debt yield greater than or equal to 10.75% for six consecutive calendar months. In addition, (i) after expiration of the lockout period (and notwithstanding the debt yield requirement above), the borrower may obtain amounts in the earnout reserve if it effects a partial defeasance (without the release of any real property) by delivering defeasance collateral in the principal amount of $2,000,000 and (ii) at any time, the borrower may obtain the release of funds in the earnout reserve upon depositing with lender an acceptable  letter of credit in the amount of $2,000,000. Lender may draw upon the letter of credit at any time (i) during an event of default, (ii) upon notice that the issuer of the letter of credit has failed to extend the termination date or failed to provide a replacement letter of credit at least 60 days prior to any termination date or (iii) if the letter of credit issuer’s long term unsecured debt credit rating issued by S&P falls below A (or below the equivalent rating by another rating agency).

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10165 North De Anza Boulevard Cupertino, CA 95014	Collateral Asset Summary – Loan No. 6 Aloft Cupertino	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 70.0% 1.55x 10.3%

Ongoing Reserves. On a monthly basis, the borrower is required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $25,000, into a tax reserve account, (ii) 1/12 of the required insurance premiums, which currently equates to $4,898, into an insurance reserve account, and (iii) 1/12 of 4.0% of the prior year’s gross income into a FF&E reserve account. Additionally, if any future PIP work is required by the current franchise agreement or a replacement franchise agreement, the borrower will deposit 125% of the estimated costs for such PIP.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10165 North De Anza Boulevard Cupertino, CA 95014	Collateral Asset Summary – Loan No. 6 Aloft Cupertino	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 70.0% 1.55x 10.3%

Aloft Cupertino
10165 North De Anza Boulevard
Cupertino, CA 95014
San Francisco Bay
Milpitas
Palo Alto
Mountain View
Los Altos
Sunnyvale
Santa Clara
San Jose
Cupertino
WEST SAN JOSE
Campbell
Saratoga
Los Gatos
NORTH SAN JOSE
DOWNTOWN SAN JOSE
MOFFETT PARK
MOFFETT FEDERAL AIRFIELD
MINETA SAN JOSE INTERNATIONAL AIRPORT (SJC)
Stanford University
CALTRAIN
CARTIFACT
San Francisco
Oakland
Concord
Richmond
Berkeley
Walnut Creek
Alameda
San Leandro
Hayward
Union City
Fremont
Livermore
Daly City
San Mateo
Redwood City
Montara
PACIFIC OCEAN

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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50 Crosby Drive Bedford, MA 01730	Collateral Asset Summary – Loan No. 7 50 Crosby Drive	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 64.5% 1.50x 10.1%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50 Crosby Drive Bedford, MA 01730	Collateral Asset Summary – Loan No. 7 50 Crosby Drive	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 64.5% 1.50x 10.1%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Acquisition
Sponsor:	Jay O. Hirsh; Bradford A. Spencer
Borrower:	Bedford Owner, LLC
Original Balance:	$32,500,000
Cut-off Date Balance:	$32,500,000
% by Initial UPB:	2.6%
Interest Rate:	4.3800%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(1)
	Initial	Monthly
Taxes:	$133,034	$66,517
Insurance:	$0	Springing
Replacement:	$0	$4,803
TI/LC:	$0	$51,843
Required Repairs:	$68,750	NAP
Oracle Lease Sweep:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$124
Balloon Balance / Sq. Ft.:	$113
Cut-off Date LTV:	64.5%
Balloon LTV:	58.9%
Underwritten NOI DSCR(2):	1.68x
Underwritten NCF DSCR(2):	1.50x
Underwritten NOI Debt Yield:	10.1%
Underwritten NCF Debt Yield:	9.0%
Underwritten NOI Debt Yield at Balloon:	11.0%
Underwritten NCF Debt Yield at Balloon:	9.8%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Bedford, MA
Year Built / Renovated:	1981 / 2013
Total Sq. Ft.:	261,961
Property Management:	Jumbo Capital LLC
Underwritten NOI:	$3,267,521
Underwritten NCF:	$2,918,017
Appraised Value:	$50,400,000
Appraisal Date:	June 25, 2014

Historical NOI
Most Recent NOI:	$2,867,019 (T-12 June 30, 2014)
2013 NOI:	$2,875,108 (December 31, 2013)
2012 NOI:	$1,633,924 (December 31, 2012)
2011 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	100.0% (September 6, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)	See “Initial Reserves”, “Ongoing Reserves” and “Oracle Lease Sweep Reserve” herein.
(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.26x and 2.02x, respectively.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50 Crosby Drive Bedford, MA 01730	Collateral Asset Summary – Loan No. 7 50 Crosby Drive	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 64.5% 1.50x 10.1%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration(2)(3)
Acme Packet, Inc., a subsidiary of Oracle America, Inc.	A+/A1/A+	123,788	47.3%	$19.50	43.9%	3/31/2022
Acme Packet, Inc., a subsidiary of Oracle America, Inc. Expansion 1	A+/A1/A+	27,161	10.4%	$19.50	9.6%	3/31/2022
Acme Packet, Inc., a subsidiary of Oracle America, Inc. Expansion 2	A+/A1/A+	111,012	42.3%	$23.00	46.5%	3/31/2022
Total Occupied Collateral		261,961	100.0%	$20.98	100.0%
Vacant		0	0.0%
Total		261,961	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Oracle has two, five-year extension options at 95% of the market rate, which are exercisable between 12 – 15 months prior to the expiration of the then current term.
(3)
Tenant has a one-time termination right at the property effective as of 3/31/2020 upon no less than 12 months written notice. Tenant is responsible for the payment of a termination fee equal to any unamortized amount of outstanding TI/LC’s which is estimated to be approximately $2.0 million.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	3	261,961	100.0%	261,961	100.0%	$20.98	100.0%	100.0%
2023	0	0	0.0%	261,961	100.0%	$0.00	0.0%	100.0%
2024	0	0	0.0%	261,961	100.0%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	261,961	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	261,961	100.0%	NAP	NAP
Total / Wtd. Avg.	3	261,961	100.0%			$20.98	100.0%

The Loan. The 50 Crosby Drive loan (the “50 Crosby Drive Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in 50 Crosby Drive, a four-story, single-tenant office building totaling 261,961 square feet located in Bedford, Massachusetts (the “50 Crosby Drive Property”). The 50 Crosby Drive Loan has an original principal balance of $32.5 million with a 10-year term and amortizes on a 30-year schedule after an initial five-year interest only period. The 50 Crosby Drive Loan accrues interest at a fixed rate equal to 4.3800% and has a cut-off date balance of $32.5 million. The 50 Crosby Drive Loan proceeds, along with approximately $16.8 million in equity from the sponsors, were used to purchase the 50 Crosby Drive Property for $48.2 million, pay upfront reserves of $201,784 and pay closing costs of $947,153. Based on the appraised value of $50.4 million as of June 25, 2014, the cut-off date LTV ratio is 64.5%. The most recent prior financing of the 50 Crosby Drive Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$32,500,000	65.9%	Purchase Price(1)	$48,200,000	97.7%
Sponsor Equity	$16,848,938	34.1%	Reserves	$201,784	0.4%
			Closing Costs	$947,153	1.9%
Total Sources	$49,348,938	100.0%	Total Uses	$49,348,938	100.0%
(1)
In addition to the 50 Crosby Drive Property, the sponsors are also acquiring 28.5 acres of undeveloped land which is not part of the collateral that secures the 50 Crosby Drive Loan. The combined purchase price for the 50 Crosby Drive Property and the 28.5 acres of excess land is $50.0 million per the purchase and sale agreement (“PSA”). As the PSA did not provide an allocated breakdown between the 50 Crosby Drive Property and the excess land, the “as-is” appraised value of $1.8 million for the land has been netted from the $50.0 million total purchase price.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50 Crosby Drive Bedford, MA 01730	Collateral Asset Summary – Loan No. 7 50 Crosby Drive	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 64.5% 1.50x 10.1%

The Borrower / Sponsor. The borrower, Bedford Owner, LLC, is a single purpose, bankruptcy-remote Delaware limited liability company with one independent director in its organizational structure. The sponsors of the borrower and nonrecourse carve-out guarantors are Jay O. Hirsh and Bradford A. Spencer, who are the principals of Jumbo Capital LLC, a real estate investment firm engaged in acquiring and managing properties of all types in the greater Boston area. Jumbo Capital LLC has more than $75 million in equity under management with 17 properties totaling more than 1,000,000 square feet.

An additional partner in the borrower and an approved replacement guarantor is Sound Mark Horizons Fund, L.P. Sound Mark Partners is an investment management company established in 2013 by a team of investment professionals, all of whom previously worked together at CBRE Capital Partners.

The Property. The 50 Crosby Drive Property is a Class A, 261,961 square foot, four-story office building that is 100.0% occupied by Acme Packet, Inc. (“Acme Packet”), a wholly owned subsidiary of Oracle America, Inc. (“Oracle”) (NYSE: ORCL; rated A+/A1/A+ by Fitch/Moody’s/S&P). Located in Bedford, Massachusetts, the 50 Crosby Drive Property was constructed in 1981 as a single-tenant corporate campus designed for Parametric Technology Corporation, whose lease expired December 2009. Following the expiration of the Parametric Technology Corporation lease, Acme Packet entered into a direct lease for 123,788 square feet in November 2009, which Acme Packet expanded to 150,949 square feet in July 2010 before expanding in 2011 to lease the entire premises. In 2013, Acme Packet was acquired by Oracle for $2.1 billion. As part of the acquisition, the lease at the 50 Crosby Drive Property was assigned to Oracle.

Following the expansion of Acme Packet in 2011, the tenant and previous owner engaged in a joint capital improvements plan and between 2012 and 2013 spent in excess of $19.5 million renovating and upgrading the property into a Class A office property. Post renovation, the building now features an atrium lobby and offers tenants various amenities including a full-service cafeteria, coffee bar, fitness center with locker room facilities, a large amphitheater/conference center and 747 (2.85/1,000 SF) surface parking spaces. The 50 Crosby Drive Property is located within close proximity to Burlington, 15 miles northwest of Boston just off the Route 3/Route 62 interchange and three miles from Route 128/Interstate 95. It is situated on a 22.6 acre site with additional land area of 28.5 acres that is not part of the collateral securing the 50 Crosby Drive Loan, however is owned by the same sponsorship.

Environmental Matters. The Phase I environmental report dated July 28, 2014 did not identify any evidence of a recognized environmental condition and recommended no further action at the 50 Crosby Drive Property.

Tenant. The 50 Crosby Drive Property is fully leased to Oracle America, Inc. (“Oracle”) (rated A+/A1/A+ by Fitch/Moody’s/S&P) pursuant to three separate leases. Founded in 1977, Oracle is one of the largest international providers of enterprise software products and a leading provider of computer hardware products and services. Based in Redwood Shores, California, Oracle has more than 120,000 employees and 400,000 customers worldwide. Oracle is ranked #82 on the 2014 Fortune 500 List with $38.3 billion in revenue for FY 2014.

The Oracle lease is a gross lease having a term that expires in March 2022. The tenant uses its space at the 50 Crosby Drive Property as its operational East Coast headquarters and the campus currently accommodates a workforce of 600 employees, which is expected to increase to 850 employees. Oracle has two five-year renewal options at 95% of the market rate which are exercisable between 12 and 15 months prior to the expiration of the then current term. The tenant has a one-time termination right at the property as of March 31, 2020, upon no less than 12 months written notice. Under this termination option, Oracle is responsible for the payment of a termination fee equal to any unamortized amount of outstanding TI/LC’s, which is estimated to be approximately $2.0 million.

Oracle considers Bedford/Burlington to be the company’s East Coast headquarters. The company has approximately 582,000 square feet of owner-occupied space across four buildings with permission to build an additional 125,000 square feet in addition to a parking garage for employees. Of the 582,000 square feet, 412,000 square feet is located within the Van de Graff Drive office park (located 2 miles from the 50 Crosby Drive Property) and was build-to-suit construction. The remaining 170,000 square feet is located in the Network Drive office park (located 0.5 miles from the 50 Crosby Drive Property) and was the original premise of Sun Microsystems which was purchased by Oracle in 2010.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50 Crosby Drive Bedford, MA 01730	Collateral Asset Summary – Loan No. 7 50 Crosby Drive	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 64.5% 1.50x 10.1%

The previous tenant at the 50 Crosby Drive Property was Acme Packet; however the company was acquired by Oracle in 2013. The addition of Acme Packet to Oracle’s communications portfolio will enable service providers and enterprises by delivering an end-to-end portfolio of technologies that will support the deployment, innovation and monetization of all-IP networks. Prior to the acquisition, Acme Packet was a leader in session delivery network solutions, enabling the delivery of next-generation voice, video, data and unified communications services and applications across IP networks.

On June 25, 2014, Oracle reported net earnings of $11.0 billion in the fiscal year ended May 31, 2014. Q4 2013 revenues were $8.4 billion, a 2% increase from $8.2 billion in the fourth quarter of the prior fiscal year. Revenues totaled $38.3 billion, up 3% from last year’s $37.2 billion. In addition, cash flow from operations was $14.9 billion, a 5% increase from $14.2 billion in fiscal 2013. Oracle’s largest source of cash flow is from the purchase and renewal of software licenses and product support agreements. The company is the second largest software vendor in the world, behind Microsoft.

The Market. The 50 Crosby Drive Property is located in Bedford, Massachusetts in the Greater Boston suburban office market. Boston’s suburban office markets are focused on Route 128/Interstate 95 and Interstate 495, and are nationally recognized for the concentration of technology and major multinational companies. The Boston MSA has a total population of 5.92 million people with average household income of $59,380, which is 31.9% above the national average. Furthermore, over the last five years Boston’s total employment has grown at an average annual rate of 0.9%, while US employment has declined at an annual rate of 0.7%.

Geographically, the town of Bedford is considered part of the Route 3 North submarket; however, the 50 Crosby Drive Property is located in the southern portion of this market in close proximity to Burlington and Route 128 and therefore also competes with the Route 128 North submarket. Key highways in the Bedford area include U.S. Route 3 and State Routes 4, 62, and 225, and the 50 Crosby Drive Property is just three miles from Route 128/Interstate 95. The immediate surrounding area consists primarily of office, research & development, and industrial development. Bedford’s economic profile is influenced by the trends impacting the Boston area and is increasingly becoming oriented to the technology sector.

The Boston suburban office market had a strong start to 2014 with more than 427,000 square feet of absorption in the first quarter. Several firms currently have expansion projects underway – Trip Advisor (Needham), Schneider Electric (Andover), Keurig (Burlington), and New Balance (at New Boston Landing in Brighton) will all be increasing their suburban office footprint in 2014 and 2015. In particular, an increase in activity in the Route 3 North and Route 128 West submarkets is helping drive overall vacancy down to 11.0% from 11.3% in the previous quarter.

The market’s gross rent has risen from a five-year average of $24.93 PSF to a surveyed current average of $30.70 PSF. To determine a market rent for the 50 Crosby Drive Property the appraiser identified eight comparable leases that are outlined in the table below. The appraiser concluded that market rent for the 50 Crosby Drive Property was $25.00 PSF compared to Oracle’s current rent of $20.98 PSF (16.08% below market).

Competitive Set(1)
Name	50 Crosby Drive	53 & 63 South Avenue	Westford Tech Park West	200 River’s Edge	174-176 Middlesex Turnpike	400 First Avenue	225 Presidential Way	18 Crosby Drive	296 Concord Road
Property Type	Single T	Single T	Single T	Multi T	Single T	Single T	Multi T	Single T	Multi T
Year Built	1981	2013-2014	2008-2013	2009	2001	2015	2001	1975	1998
Total Occupancy	100%	100%	100%	100%	100%	100%	100%	100%	100%
Size (Sq. Ft.)	261,961	424,783	175,000	114,611	328,232	280,892	206,601	50,000	165,822
Major Tenant	Oracle	GMCR	Red Hat	Management Sciences	RSA Tech.	Trip Advisors	Raytheon	Joule	L-1 Secure
Lease type	NNN	NNN	NNN	Base year	NNN	NNN	NNN	NNN	Base Year
Rent PSF	$20.98	$29.90	$18.15	$29.50	$19.00	$33.00	$12.50	$18.35	$20.75
(1)	Source: Appraisal.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50 Crosby Drive Bedford, MA 01730	Collateral Asset Summary – Loan No. 7 50 Crosby Drive	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 64.5% 1.50x 10.1%

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	T-12 6/30/2014	U/W	U/W PSF
Base Rent(1)	$4,164,638	$5,427,399	$5,455,152	$6,135,365	$23.42
Value of Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$4,164,638	$5,427,399	$5,455,152	$6,135,365	$23.42
Total Recoveries	829,325	1,039,753	976,924	1,069,576	4.08
Total Other Income	48,055	24,150	28,440	0	0.00
Less: Vacancy(2)	0	0	0	(360,247)	(1.38)
Effective Gross Income	$5,042,018	$6,491,302	$6,460,516	$6,844,694	$26.13
Total Operating Expenses	3,408,094	3,616,194	3,593,497	3,577,173	13.66
Net Operating Income	$1,633,924	$2,875,108	$2,867,019	$3,267,521	$12.47
TI/LC	0	0	0	415,536	1.59
Capital Expenditures	0	0	0	57,631	0.22
Structural Offset	0	0	0	(123,664)	(0.47)
Net Cash Flow	$1,633,924	$2,875,108	$2,867,019	$2,918,017	$11.14

(1)	U/W Base Rent includes $638,583 in step rent which represents the straight line of average rent underwritten throughout Oracle’s termination option on 3/31/2020.
(2)	U/W Vacancy represents 5.0% of effective gross income as the property is 100.0% occupied by a credit tenant.

Property Management. The 50 Crosby Drive Property will be managed by Jumbo Capital LLC, a borrower affiliate.

Lockbox / Cash Management. The 50 Crosby Drive Loan is structured with a hard lockbox with in place cash management. The borrower has sent a tenant direction letter to Oracle instructing the tenant to deposit all rents and payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept on a daily basis to a cash management account under the control of the lender and disbursed in accordance with the 50 Crosby Drive Loan documents. All excess cash will be swept into a lender controlled account (i) upon an event of default under the 50 Crosby Drive Loan documents until cured in accordance with the loan documents; (ii) during the continuance of an Oracle Tenant Sweep Event (as defined below) or (iii) during the continuance of a Low Debt Service Trigger Period. A “Low Debt Service Trigger Period” will commence if the DSCR falls below 1.15x and will end if the DSCR achieves at least 1.20x for two consecutive quarters.

Initial Reserves. At closing, the borrower deposited (i) $133,034 into a tax reserve account and (ii) $68,750 into a required repairs reserve account, which represents approximately 125% of the engineer’s estimated cost of the required repairs.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $66,517, into a tax reserve account, (ii) 51,843 into a TI/LC reserve account, and (iii) $4,803 into a capital expenditure reserve account. In addition, the borrower will is required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.

Oracle Lease Sweep Reserve. The 50 Crosby Drive Loan was structured to include a lease sweep reserve to reserve for re-tenanting costs in the event that Oracle either terminates its lease or does not renew its lease at the 50 Crosby Drive Property. During the continuance of an Oracle Tenant Sweep Event, all excess cash at the 50 Crosby Drive Property will be swept into an account to be held as additional collateral for the 50 Crosby Drive Loan. Provided there is no event of default, the reserve will be made available to the borrower to pay for certain tenant improvements, leasing commissions and other costs incurred by the borrower in connection with the re-tenanting of the space covered by the sweep lease.

An “Oracle Tenant Sweep Event” will commence (a) upon the earlier of (i) the date that is 12 months prior to the expiration of a Sweep Lease (defined below) or (ii) the date required under the Sweep Lease by which the Sweep Tenant (defined below) is required to give notice of its exercise of a renewal option there under (and such renewal has not been exercised), (b) upon the early termination, early cancellation or early surrender of a Sweep Lease or upon borrower’s receipt of notice by a Sweep Tenant of its intent to effect an early termination, early cancellation or early surrender of its Sweep Lease, (c) if a Sweep Tenant has ceased operating its business at the 50 Crosby Drive Property at substantially all of its space, (d) upon a default under a Sweep Lease by a Sweep Tenant beyond any applicable notice and cure period, (e) upon a bankruptcy or insolvency proceeding of a Sweep Tenant or its parent or (f) upon a decline in the credit rating of the Sweep Tenant (or its parent entity) below  “BBB” or equivalent by any of the rating agencies.

As used herein, (i) “Sweep Lease” means the Oracle lease and any replacement lease covering a majority of the space currently demised under such lease and (ii) “Sweep Tenant” means any tenant under a Sweep Lease.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50 Crosby Drive Bedford, MA 01730	Collateral Asset Summary – Loan No. 7 50 Crosby Drive	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 64.5% 1.50x 10.1%

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50 Crosby Drive Bedford, MA 01730	Collateral Asset Summary – Loan No. 7 50 Crosby Drive	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 64.5% 1.50x 10.1%

50 Crosby Drive
50 Crosby Drive
Bedford, MA 01730
Billerica
Wilmington
Pinehurst
Burlington
Bedford
Woburn
Lexington
The MITRE Corporation
iRobot Corporation
Network Drive at Northwest Park
Lahey Clinic Medical Center
Burlington Mall
HANSCOM FIELD
HANSCOM AIR FORCE BASE
Wilmington Plaza
MBTA Regional Rail
Boston
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Inver Grove Heights, MN and Maplewood, MN	Collateral Asset Summary – Loan No. 8 Emerald Hills Village & Beaver Lake Estates	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,150,000 69.7% 1.72x 7.9%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Inver Grove Heights, MN and Maplewood, MN	Collateral Asset Summary – Loan No. 8 Emerald Hills Village & Beaver Lake Estates	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,150,000 69.7% 1.72x 7.9%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Acquisition
Sponsor:	Ross H. Partrich
Borrower:	Emerald Hills MHC, LLC; Beaver Lake MHC, LLC
Original Balance:	$31,150,000
Cut-off Date Balance:	$31,150,000
% by Initial UPB:	2.5%
Interest Rate:	4.4810%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	Interest Only
Additional Debt(1):	$4,450,000 Mezzanine Debt
Call Protection:	L(24), D(93), O(3)
Lockbox / Cash Management:	Soft / In Place

Reserves(2)
	Initial	Monthly
Taxes:	$148,278	$29,656
Insurance:	$39,501	$4,938
Replacement:	$0	$2,733

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Pad:	$47,485	$54,268
Balloon Balance / Pad:	$47,485	$54,268
Cut-off Date LTV:	69.7%	79.7%
Balloon LTV:	69.7%	79.7%
Underwritten NOI DSCR:	1.75x	1.33x
Underwritten NCF DSCR:	1.72x	1.31x
Underwritten NOI Debt Yield:	7.9%	6.9%
Underwritten NCF Debt Yield:	7.8%	6.9%
Underwritten NOI Debt Yield at Balloon:	7.9%	6.9%
Underwritten NCF Debt Yield at Balloon:	7.8%	6.9%

Property Information
Single Asset / Portfolio:	Portfolio of two properties
Property Type:	Manufactured Housing Community
Collateral:	Fee Simple
Location:	Inver Grove Heights, MN and Maplewood, MN
Year Built / Renovated:	1969 / NAP
Total Pads:	656
Property Management:	Newbury Management Company
Underwritten NOI(3):	$2,473,946
Underwritten NCF:	$2,441,146
Appraised Value:	$44,660,000
Appraisal Date:	June 15, 2014

Historical NOI(3)
Most Recent NOI:	$2,166,886 (T-12 July 31, 2014)
2013 NOI:	$2,071,516 (December 31, 2013)
2012 NOI:	$1,994,380 (December 31, 2012)
2011 NOI:	$1,919,254 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	96.5% (August 1, 2014)
2013 Occupancy:	98.7% (December 31, 2013)
2012 Occupancy:	99.0% (December 31, 2012)
2011 Occupancy:	98.3% (December 31, 2011)
(1)	See “Current Mezzanine or Subordinate Indebtedness” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)
The increase in Underwritten NOI over Historical NOI is due primarily to lower underwritten expenses including a lower underwritten management fee, a lower underwritten payroll & benefits expense and a lower underwritten repairs & maintenance expense. The Emerald Hills Village & Beaver Lake Estates Loan is an acquisition loan and these expenses were underwritten based on the appraisal and the borrowers’ budget.

Property Summary
Property Name	Location	Pads	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Emerald Hills Village	Inver Grove Heights, MN	402	1969 / NAP	$20,300,000	$29,000,000	96.5%
Beaver Lake Estates	Maplewood, MN	254	1969 / NAP	$10,850,000	$15,660,000	96.5%
Total / Wtd. Avg.		656		$31,150,000	$44,660,000	96.5%
(1)	Based on the August 1, 2014 rent rolls.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Inver Grove Heights, MN and Maplewood, MN	Collateral Asset Summary – Loan No. 8 Emerald Hills Village & Beaver Lake Estates	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,150,000 69.7% 1.72x 7.9%

The Loan. The Emerald Hills Village & Beaver Lake Estates loan (the “Emerald Hills Village & Beaver Lake Estates Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in a 402-pad manufactured housing community located at 8555 Bacardi Avenue in Inver Grove Heights, Minnesota (the “Emerald Hills Village Property”) and a 254-pad manufactured housing community located at 2425 East Maryland Avenue in Maplewood, Minnesota (the “Beaver Lake Estates Property,” and together with the Emerald Hills Village Property, the “Emerald Hills Village & Beaver Lake Estates Properties”) with an original principal balance of $31.15 million. The Emerald Hills Village & Beaver Lake Estates Loan is interest only for its entire 10-year term. The Emerald Hills Village & Beaver Lake Estates Loan accrues interest at a fixed annual rate equal to 4.4810% and has a cut-off date balance of $31.15 million. The Emerald Hills Village & Beaver Lake Estates Loan proceeds, along with a $4.45 million mezzanine loan and approximately $8.7 million of equity from the sponsors, were used to acquire the Emerald Hills Village & Beaver Lake Estates Properties for a total purchase price of $43.5 million, fund upfront reserves of approximately $0.2 million and pay closing costs of approximately $0.6 million. Based on the appraised value of $44.66 million as of June 15, 2014, the cut-off date LTV ratio is 69.7%. The most recent prior financing of the Emerald Hills Village & Beaver Lake Estates Loan was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$31,150,000	70.4%	Purchase Price	$43,500,000	98.3%
Mezzanine Loan	$4,450,000	10.1%	Reserves	$187,780	0.4%
Sponsor Equity	$8,652,239	19.6%	Closing Costs	$564,459	1.3%
Total Sources	$44,252,239	100.0%	Total Uses	$44,252,239	100.0%

The Borrower / Sponsor. The borrowers, Emerald Hills MHC, LLC and Beaver Lake MHC, LLC, are each a single purpose Delaware limited liability company with one independent director. The managing member of each of the borrowers is Minneapolis MHC Holdings, LLC, a single purpose Delaware limited liability company. The sponsor and nonrecourse carve-out guarantor is Ross H. Partrich, the owner of RHP Properties, Inc. (“RHP”).

RHP is a real estate investment firm specializing in the acquisition and management of manufactured home and apartment communities. By number of communities, RHP is the nation’s second largest private owner and operator of manufactured housing communities, owning and managing approximately 212 communities with over 52,000 housing units and sites across 25 states, with a combined value of approximately $2.25 billion.

The Properties. The Emerald Hills Village & Beaver Lake Estates Properties consist of two manufactured housing communities totaling 656 pads and are located in Inver Grove Heights, Minnesota and Maplewood, Minnesota. The Emerald Hills Village Property and the Beaver Lake Estates Property were both developed in 1969 and are both located outside of St. Paul, Minnesota. The Emerald Hills Village & Beaver Lake Estates Properties are considered to be Class A properties by the appraisers. The Emerald Hills Village & Beaver Lake Estates Properties have together averaged over 96.5% occupancy since 2010.

The Emerald Hills Village Property. The Emerald Hills Village Property is located in Inver Grove Heights, Minnesota which is approximately 10.0 miles south of St. Paul, Minnesota. The Emerald Hills Village Property was built in 1969, consists of 402 manufactured housing pads located on 77.5 acres, and as of August 1, 2014, was 96.5% occupied. The Emerald Hills Village Property is an all-age Class A community with amenities that include a swimming pool, basketball court, nature pond and RV storage.

The Beaver Lake Estates Property. The Beaver Lake Estates Property is located in Maplewood, Minnesota which is approximately 5.6 miles northeast of St. Paul, Minnesota. The Beaver Lake Estates Property was built in 1969, consists of 254 manufactured housing pads located on 37.8 acres, and as of August 1, 2014, was 96.5% occupied. The Beaver Lake Estates Property is an all-age Class A community with amenities that include a community center and a playground.

Environmental Matters. The Phase I environmental report dated June 26, 2014 recommended the implementation of an asbestos operation and maintenance plan at the Beaver Lake Estates Property. The Phase I environmental report dated June 26, 2014 recommended the implementation of an asbestos operation and maintenance plan at the Emerald Hills Village Property and a Phase II environmental site assessment in the absence of documentation confirming the proper removal of a former onsite underground storage tank. A Phase II environmental site assessment was completed on August 19, 2014 and concluded there was no evidence of any residual petroleum impacts.

The Market. The Emerald Hills Village & Beaver Lake Estates Properties are located within the Minneapolis-St. Paul-Bloomington metropolitan statistical area (the “Minneapolis MSA”). Minneapolis-Saint Paul is the most populous urban area in Minnesota. The largest employers in the Minneapolis MSA include government employers such as the US Federal Government and the State of Minnesota, healthcare employers such as the Mayo Clinic and retail employers such as the Target Corporation. In 2012, the Minneapolis MSA had a reported population of over 3.3 million and has experienced population growth of 0.7% per year since 2010. Approximately 61.9% of Minnesota’s total population lives within the Minneapolis MSA.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Inver Grove Heights, MN and Maplewood, MN	Collateral Asset Summary – Loan No. 8 Emerald Hills Village & Beaver Lake Estates	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,150,000 69.7% 1.72x 7.9%

The Emerald Hills Village Property is located approximately 10.0 miles south of the St. Paul central business district and within four miles of I-494 and I-35E, two of the major thoroughfares that are perpendicular to each other located directly south of downtown St. Paul. The 2013 population within a five-mile radius of the Emerald Hills Village Property was approximately 109,234 and the average household income was approximately $96,044.

The Beaver Lake Estates Property is located approximately 5.6 miles northeast of the St. Paul central business district and within two miles of I-694 and I-94, two of the major thoroughfares that are perpendicular to each other located northeast of downtown St. Paul. The 2013 population within a five-mile radius of the Beaver Lake Estates Property was approximately 214,212 and the average household income was approximately $67,947.

The subsequent chart displays historical occupancies for each of the Emerald Hills Village & Beaver Lake Estates Properties along with a comparison of average actual and market rent.

Historical Occupancy and Market Rent Summary
Property Name	City (MN)	Number of Pads	2012 Occupancy	2013 Occupancy	Current Occupancy(1)	Avg. Monthly Rent per Pad(1)	Comparable Property Avg. Occupancy(2)	Comparable Property Rent(2)	Market Rent(2)
Emerald Hills Village	Inver Grove Heights	402	99.0%	98.9%	96.5%	$515	93.4%	$467 - $575	$515
Beaver Lake Estates	Maplewood	254	98.9%	98.3%	96.5%	$482	95.9%	$395 - $567	$482
Total / Wtd. Avg.		656	99.0%	98.7%	96.5%	$502	94.4%	$395 - 575	$502
(1)	Based on the August 1, 2014 rent rolls.
(2)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 7/31/2014	U/W	U/W per Pad
Gross Potential Rent(1)	$3,573,171	$3,669,456	$3,751,986	$3,830,452	$3,954,900	$6,029
Other Income	72,471	85,769	101,787	89,693	89,693	137
Less: Vacancy & Credit Loss(2)	(189,594)	(175,772)	(148,295)	(131,530)	(197,745)	(301)
Effective Gross Income	$3,456,048	$3,579,453	$3,705,478	$3,788,615	$3,846,848	$5,864
Total Operating Expenses	1,536,794	1,585,073	1,633,962	1,621,729	1,372,902	2,093
Net Operating Income(3)	$1,919,254	$1,994,380	$2,071,516	$2,166,886	$2,473,946	$3,771
Capital Expenditures	0	0	0	0	32,800	50
Net Cash Flow	$1,919,254	$1,994,380	$2,071,516	$2,166,886	$2,441,146	$3,721

(1)	U/W Gross Potential Rent is based on the in-place rent rolls annualized.
(2)	U/W Vacancy represents 5.0% of Gross Potential Rent. The Emerald Hills Village & Beaver Lake Estates Properties were 96.5% occupied as of August 1, 2014.
(3)
The increase in U/W Net Operating Income over the historical Net Operating Income is due primarily to lower underwritten expenses including a lower underwritten management fee, a lower underwritten payroll & benefits expense and a lower underwritten repairs & maintenance expense. The Emerald Hills Village & Beaver Lake Estates Loan is an acquisition loan and these expenses were underwritten based on the appraisal and the borrowers’ budget.

Property Management. The Emerald Hills Village & Beaver Lake Estates Properties are managed by Newbury Management Company, an affiliate of the borrowers.

Lockbox / Cash Management. The Emerald Hills Village & Beaver Lake Estates Loan is structured with a soft lockbox and in place cash management. Funds deposited into the clearing account will be swept into a cash management account under the control of the lender and disbursed in accordance with the Emerald Hills Village & Beaver Lake Estates Loan documents. During a Sweep Period (as defined below) all excess cash will be swept into a lender controlled account.

Subject to termination in accordance with the related mortgage loan documents, a “Sweep Period” will commence upon the occurrence of any of the following: (i) an event of default under the loan agreement, (ii) an event of default under the management agreement, (iii) the Emerald Hills Village & Beaver Lake Estates Loan debt service coverage ratio is less than 1.05x for four consecutive calendar quarters or (iv) a mezzanine loan event of default.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Inver Grove Heights, MN and Maplewood, MN	Collateral Asset Summary – Loan No. 8 Emerald Hills Village & Beaver Lake Estates	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,150,000 69.7% 1.72x 7.9%

Initial Reserves. At closing, the borrowers deposited (i) $148,278 into a tax reserve account and (ii) $39,501 into an insurance reserve account.

Ongoing Reserves. On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $29,656, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $4,938, into an insurance reserve account and (iii) $2,733 into a capital expenditure reserve account.

Current Mezzanine or Subordinate Indebtedness. A $4,450,000 mezzanine loan was funded concurrently with the Emerald Hills Village & Beaver Lake Estates Loan. The mezzanine loan is interest only, is coterminous with the Emerald Hills Village & Beaver Lake Estates Loan and accrues interest at a rate of 10.0000% per annum. The mezzanine loan is held by BLEH MEZZ-RCM LLC.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. None.

Substitution. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Inver Grove Heights, MN and Maplewood, MN	Collateral Asset Summary – Loan No. 8 Emerald Hills Village & Beaver Lake Estates	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,150,000 69.7% 1.72x 7.9%

CARTIFACT
Hilltop
Columbia Heights
St Anthony
Roseville
Little Canada
North St Paul
Lauderdale
Falcon Heights
Oakdale
University Of Minnesota-Twin Cities
DOWNTOWN MINNEAPOLIS
Beaver Lake Estates
Maplewood
Saint Paul
Minneapolis
DOWNTOWN SAINT PAUL
SAINT PAUL DOWNTOWN AIRPORT
Landfall
Lilydale
Woodbury
Mendota
Mendota Heights
MINNEAPOLIS/ST PAUL INTERNATIONAL AIRPORT
Richfield
Sunfish Lake
Newport
Mall Of America
SOUTH SAINT PAUL MUNICIPAL AIRPORT
Bloomington
Cottage Grove
St Paul Park
Emerald Hills Village
Inver Grove Heights
Eagan
Burnsville
Apple Valley
Rosemount

Emerald Hills Village & Beaver Lake Estates

	Property Name	*Address*	*City/State*	*Zip Code*
1	Emerald Hills Village	8555 Bacardi Avenue	Inver Grove Heights, MN	55077
2	Beaver Lake Estates	2425 East Maryland Avenue	Maplewood, MN	55119

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (14 States)	Collateral Asset Summary – Loan No. 9 U-Haul Pool 4	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 51.3% 1.39x 13.1%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (14 States)	Collateral Asset Summary – Loan No. 9 U-Haul Pool 4	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 51.3% 1.39x 13.1%

Mortgage Loan Information				Property Information
Loan Seller:	LCF			Single Asset / Portfolio:	Portfolio of 17 properties
Loan Purpose(1):	Recapitalization			Property Type:	Self Storage
Sponsor(2):	AMERCO			Collateral:	Fee Simple
Borrower:	U-Haul Co. of Florida 4, LLC; UHIL 4,			Location:	Various (14 States)
	LLC; AREC 4, LLC			Year Built / Renovated:	1950-2000 / 1982, 2014
Original Balance:	$31,000,000			Total Sq. Ft.(4):	505,952
Cut-off Date Balance:	$31,000,000			Total Units(5):	6,537
% by Initial UPB:	2.5%			Property Management:	14 separate affiliates of U-Haul
Interest Rate:	4.5000%				International, Inc.
Payment Date:	1st of each month			Underwritten NOI:	$4,049,107
First Payment Date:	October 1, 2014			Underwritten NCF:	$3,954,473
Maturity Date:	September 1, 2029			Appraised Value:	$60,445,000
Amortization:	180 months			Appraisal Date:	June 2014
Additional Debt:	None
Call Protection:	L(24), D(152), O(4)			Historical NOI
Lockbox / Cash Management:	Soft / Springing			Most Recent NOI:	$4,003,009 (T-12 June 30, 2014)
				2014 NOI:	$3,938,635 (T-12 March 31, 2014)
Reserves(3)				2013 NOI:	$3,661,634 (T-12 March 31, 2013)
	Initial		Monthly	2012 NOI:	$3,418,125 (T-12 March 31, 2012)
Taxes:	$422,562		Springing
Insurance:	$40,701		Springing	Historical Occupancy(6)
Replacement:	$0		$7,886	Most Recent Occupancy(7):	81.4% (August 10, 2014)
Required Repairs:	$305,026		NAP	2013 Occupancy:	85.4% (December 31, 2013)
Environmental:	$140,000		$0	2012 Occupancy:	85.1% (December 31, 2012)
				2011 Occupancy:	NAV
Financial Information
(1)   The most recent prior financing of the U-Haul Pool 4 Properties was previously securitized in MLMT 2005-CKI1. The related loan was defeased on July 16, 2014.
(2)   AMERCO is the parent company of U-Haul International, Inc.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   Total Sq. Ft. includes 474,612 sq. ft. of self storage, 3,340 sq. ft of RV parking and 28,000 sq. ft of storage space for U-Box storage pods.
(5)   Total Units includes 5,811 self storage units, 26 RV parking spaces and storage spaces for 700 U-Box storage pods.
(6)   Occupancy based on percentage of self storage units and RV parking spaces leased, without regard to square footage of any unit or space.
(7)   Current occupancy has decreased due to the addition of 859 self storage units in February 17, 2014 to the U-Haul of Glendale property.

Cut-off Date Balance / Sq. Ft. (Unit):		$61 ($4,742)
Balloon Balance / Sq. Ft. (Unit):		$1 ($41)
Cut-off Date LTV:		51.3%
Balloon LTV:		0.4%
Underwritten NOI DSCR:		1.42x
Underwritten NCF DSCR:		1.39x
Underwritten NOI Debt Yield:		13.1%
Underwritten NCF Debt Yield:		12.8%
Underwritten NOI Debt Yield at Balloon:		NAP
Underwritten NCF Debt Yield at Balloon:		NAP

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (14 States)	Collateral Asset Summary – Loan No. 9 U-Haul Pool 4	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 51.3% 1.39x 13.1%

Portfolio Summary
Property Name	Location	Units(1)	Sq. Ft.	Year Built / Renovated	Allocated Loan Amount(2)	Appraised Value	Occupancy (SF / Unit)(3)
U-Haul of Houston	Houston, TX	1,166	74,075	1985 / 2014	$5,425,000	$10,100,000	92.5% / 91.1%
U-Haul of Glendale	Glendale, AZ	1,082	83,335	1979-2000 / 2014	$5,000,000	$9,250,000	35.6% / 26.1%
U-Haul of Savannah	Savannah, GA	543	38,125	1977 / NAP	$2,663,000	$5,150,000	92.4% / 92.7%
U-Haul of Gretna	Gretna, LA	279	25,780	1994 / NAP	$2,069,000	$4,000,000	96.6% / 95.4%
U-Haul of Tuscaloosa	Tuscaloosa, AL	480	32,338	1970-1984 / NAP	$1,939,000	$3,750,000	94.3% / 95.3%
U-Haul of Independence	Independence, MO	394	36,100	1970, 1993 / NAP	$1,784,000	$3,450,000	96.1% / 95.3%
U-Haul of Columbus	Columbus, OH	301	28,091	1974-1983 / NAP	$1,764,000	$3,410,000	98.5% / 98.9%
U-Haul of San Angelo	San Angelo, TX	274	31,965	1980 / NAP	$1,655,000	$3,200,000	99.1% / 98.8%
U-Haul of Memphis	Memphis, TN	459	33,927	1978 / 1982	$1,603,000	$3,100,000	90.4% / 84.9%
U-Haul of Orange	Orange, CT	207	14,816	1980 / NAP	$1,376,000	$2,660,000	96.3% / 96.9%
U-Haul of Tampa	Tampa, FL	284	26,932	1990 / NAP	$1,151,000	$2,725,000	97.6% / 97.8%
U-Haul of Topeka	Topeka, KS	215	18,570	1979, 1993 / NAP	$1,086,000	$2,100,000	96.8% / 97.3%
U-Haul of Saddle Brook	Saddle Brook, NJ	160	10,300	1965 / NAP	$1,050,000	$2,800,000	93.7% / 94.2%
U-Haul of Hartford	Hartford, CT	213	17,970	1956-1980 / 2014	$957,000	$1,850,000	98.2% / 97.0%
U-Haul of Anaheim	Anaheim, CA	83	5,220	1955 / NAP	$569,000	$1,100,000	97.1% / 97.5%
U-Haul of Pocatello	Pocatello, ID	167	11,420	1983 / NAP	$485,000	$980,000	84.0% / 82.6%
U-Haul of Middletown	Middletown, OH	230	16,988	1950 / NAP	$424,000	$820,000	88.0% / 89.5%
Total / Wtd. Avg.		6,537	505,952		$31,000,000	$60,445,000	84.5% / 81.4%
(1)	Units include 5,811 self storage units, 26 RV parking spaces and storage space for 700 U-Box storage pods.
(2)	The U-Haul Pool 4 Loan does not permit property releases.
(3)	Occupancy based on rent rolls as of August 10, 2014 for self storage and RV only.

The Loan. The U-Haul Pool 4 loan (the “U-Haul Pool 4 Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in 17 self storage properties totaling 505,952 sq. ft. or 6,537 units, located in 14 states (the “U-Haul Pool 4 Properties”) with an original principal balance of $31.0 million. The U-Haul Pool 4 Loan has a 15-year term and will amortize on a 15-year schedule. The U-Haul Pool 4 Loan accrues interest at a fixed annual rate equal to 4.5000% and has a cut-off date balance of $31.0 million. The U-Haul Pool 4 Loan proceeds were used to fund upfront reserves, pay closing costs and return approximately $29.3 million of equity to the borrowers. The most recent prior financing of the U-Haul Pool 4 Loan was included in the MLMT 2005-CKI1 securitization. The previous financing was defeased on July 16, 2014. Based on the appraised value of approximately $60.4 million, the cut-off date LTV ratio is 51.3% with remaining implied equity of approximately $29.4 million.

Sources and Uses(1)
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$31,000,000	100.0%	Reserves	$908,289	2.9%
			Closing Costs	$882,906	2.8%
			Return of Equity	$29,208,805	94.2%
Total Sources	$31,000,000	100.0%	Total Uses	$31,000,000	100.0%
(1)
The U-Haul Pool 4 Properties were unencumbered prior to the origination of the U-Haul Pool 4 Loan. The most recent prior financing of the U-Haul Pool 4 Loan was previously securitized in MLMT 2005-CKI1. The related loan was defeased on July 16, 2014 and had a principal balance of approximately $20.8 million at that time and had a defeasance cost of approximately $1.1 million.

The Borrower / Sponsor. The borrowers, U-Haul Co. of Florida 4, LLC, UHIL 4, LLC and AREC 4, LLC, are each a Delaware limited liability company with two independent directors in its organizational structure. The sponsor of the borrowers and the nonrecourse carve-out guarantor is AMERCO, the parent company of U-Haul International, Inc. (“U-Haul”).

U-Haul is one of the largest North American operators of self storage facilities and has been a leader in the self storage industry since 1974. U-Haul operates nearly 467,000 storage rooms, comprising approximately 42.1 million square feet of storage space with locations in 49 states and 10 Canadian provinces. U-Haul provides customers with a variety of moving and storage rentals and supplies including self storage, packing supplies and truck and trailer rentals. AMERCO filed for Chapter 11 bankruptcy in 2003 after failing to refinance $866 million of debt. The company emerged from bankruptcy approximately nine months later, and its creditors were paid in full.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (14 States)	Collateral Asset Summary – Loan No. 9 U-Haul Pool 4	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 51.3% 1.39x 13.1%

As of fiscal year-end March 31, 2014, U-Haul had $2.8 billion of revenues resulting in $34 million of net income as well as $5.3 billion in total assets, $495 million of which is liquid. The market capitalization of U-Haul (NASDAQ: UHAL) as of August 25, 2014 is $5.6 billion.

The Properties. The U-Haul Pool 4 Loan is secured by the fee simple interests in 17 self storage properties, totaling approximately 505,952 sq. ft. The U-Haul Pool 4 Properties are located across 14 states with two each located in Connecticut, Ohio and Texas and one each in Alabama, Arizona, California, Florida, Georgia, Idaho, Kansas, Louisiana, Missouri, New Jersey and Tennessee. The U-Haul Pool 4 Properties range from 5,220 sq. ft. to 83,335 sq. ft., or 83 units to 1,166 units. The unit mixes include interior and exterior self storage units (approximately 40.8% climate controlled), as well as storage space for U-Box storage pods and RV parking spaces. As of August 10, 2014, the U-Haul Pool 4 Properties were 81.4% leased based on total self storage units and RV parking spaces and 84.5% leased based on total self storage and RV sq. ft. U-Haul also operates its truck rental (“U-Move”) and moving supplies sales businesses along with mobile storage pod rentals and storage (“U-Box”) at each of the U-Haul Pool 4 Properties.

The following chart details historical occupancy and net cash flows for each of the U-Haul Pool 4 Properties.

Historical Financial Data
	Occupancy(1)				Net Cash Flow(2)
Property Name	TTM 3/2012	TTM 3/2013	TTM 3/2014	TTM 6/2014	TTM 3/2012	TTM 3/2013	TTM 3/2014	TTM 6/2014
U-Haul of Houston	92.0%	91.3%	90.2%	94.0%	$674,020	$746,843	$862,652	$862,783
U-Haul of Glendale(3)	82.6%	80.9%	76.3%	21.9%	$183,531	$165,509	$137,659	$135,052
U-Haul of Savannah	82.5%	87.7%	87.6%	95.7%	$263,431	$315,249	$349,831	$359,105
U-Haul of Gretna	92.2%	90.8%	91.3%	94.3%	$267,119	$274,012	$284,829	$290,445
U-Haul of Tuscaloosa	87.0%	83.1%	81.6%	96.0%	$287,895	$295,819	$291,570	$282,231
U-Haul of Independence	83.3%	85.2%	90.2%	93.8%	$194,063	$208,895	$245,151	$248,992
U-Haul of Columbus	87.8%	85.9%	90.3%	96.8%	$203,738	$224,913	$220,951	$233,098
U-Haul of San Angelo	89.1%	95.1%	94.7%	95.9%	$182,983	$220,994	$225,131	$223,099
U-Haul of Memphis	76.2%	78.5%	74.7%	78.5%	$210,294	$227,614	$223,099	$217,802
U-Haul of Orange	72.7%	73.7%	78.6%	86.4%	$217,434	$202,287	$235,059	$250,623
U-Haul of Tampa	81.9%	79.0%	87.1%	95.0%	$165,525	$167,483	$196,846	$211,604
U-Haul of Topeka	92.9%	89.6%	91.2%	94.7%	$163,184	$162,132	$161,155	$168,112
U-Haul of Saddle Brook	78.8%	83.7%	86.9%	98.7%	$126,563	$154,812	$138,313	$142,145
U-Haul of Hartford	87.7%	84.9%	89.6%	85.2%	$113,278	$112,251	$147,539	$152,273
U-Haul of Anaheim	74.4%	78.3%	90.8%	97.5%	$46,408	$49,283	$68,242	$68,644
U-Haul of Pocatello	82.7%	87.5%	85.8%	82.6%	$48,125	$53,579	$65,310	$70,247
U-Haul of Middletown	83.0%	86.8%	86.1%	87.4%	$70,534	$79,959	$85,298	$86,753
(1)	Occupancy based on rent rolls as of August 10, 2014 for self storage and RV only.
(2)	Net Cash Flow based on borrower provided statements.
(3)	U-Haul of Glendale added 859 self storage units in February 17, 2014, thus increasing the vacancy.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (14 States)	Collateral Asset Summary – Loan No. 9 U-Haul Pool 4	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 51.3% 1.39x 13.1%

Unit Mix
Property Name	Sq. Ft.(1)	Units	Climate Controlled Units	Non-Climate Controlled Units	Parking/ RV Units	U-Box Storage Units
U-Haul of Houston(2)	74,075	1,166	641	306	0	219
U-Haul of Glendale(3)	83,335	1082	606	429	6	41
U-Haul of Savannah	38,125	543	143	234	18	148
U-Haul of Gretna	25,780	279	86	176	0	17
U-Haul of Tuscaloosa	32,338	480	401	2	0	77
U-Haul of Independence	36,100	394	0	384	0	10
U-Haul of Columbus	28,091	301	12	268	0	21
U-Haul of San Angelo	31,965	274	86	155	2	31
U-Haul of Memphis	33,927	459	78	360	0	21
U-Haul of Orange	14,816	207	188	3	0	16
U-Haul of Tampa	26,932	284	30	247	0	7
U-Haul of Topeka	18,570	215	0	187	0	28
U-Haul of Saddle Brook	10,300	160	0	156	0	4
U-Haul of Hartford	17,970	213	0	202	0	11
U-Haul of Anaheim	5,220	83	0	80	0	3
U-Haul of Pocatello	11,420	167	100	32	0	35
U-Haul of Middletown	16,988	230	0	219	0	11
Total	505,952	6,537	2,371	3,440	26	700
(1)	Sq. Ft. includes 474,612 sq. ft. of self storage, 3,340 sq. ft of RV parking and 28,000 sq. ft of storage space for U-Box storage pods.
(2)	U-Haul of Houston added 45 self storage units totaling 3,625 sq. ft in August 2014.
(3)	U-Haul of Glendale added 859 self storage units in February 17, 2014, thus increasing the vacancy.

Environmental Matters. The Phase I environmental reports dated June and July 2014 recommended the development and implementation of an asbestos operation and maintenance plans at all of the U-Haul Pool 4 Properties, all of which are in place. Phase II environmental assessments and/or file reviews were recommended for 10 of the properties. Environmental insurance, purchased in lieu of Phase II environmental assessments, was issued by Great American Insurance Group. Such insurance has a $3.0 million loss limit per pollution condition and $12.0 million aggregate limit covering a 10 year period which includes an endorsement indicating the policy may be extended for an additional five years. Additionally a $140,000 upfront reserve was taken to remediate environmental issues. AMERCO serves as the environmental indemnitor for the U-Haul Pool 4 Loan.

The Market. According to a third-party report, in 2013 the US self storage market encompassed approximately 48,000 self storage facilities totaling approximately 2.3 billion sq. ft. The customer base for self storage is broken down into four categories: residential (70%), commercial (18%), student (6%), and military (6%). Occupancy rates for the nation fell moderately through 2004 before stabilizing in 2005 and 2006, with a marked downturn beginning in 2007. The decline in occupancy continued into 2010 nationally but has since recovered. The North Central / Midwest / West / South Central / Southwest region has experienced a similar trend with occupancy declining into 2010 but recovering from 2011 to the present. This recent trend in occupancy is attributed to (a) the limited amount of new development in this property type and (b) the recovery in the national economy. The below chart depicts market information compared to the U-Haul Pool 4 Properties and local demographics.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (14 States)	Collateral Asset Summary – Loan No. 9 U-Haul Pool 4	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 51.3% 1.39x 13.1%

Market Comparison
				Market Comparables(1)			3-Mile Radius(1)
Property Name	Monthly Rent Per Unit (1)	Monthly Rent PSF(1)	Occupancy(2)	Monthly Rent Per Unit	Monthly Rent PSF	Occupancy	2014 Population	Median Household Income
U-Haul of Houston	$84	$1.22	91.1%	$84	$1.22	88%	104,570	$73,557
U-Haul of Glendale(3)	$97	$1.23	26.1%	$94	$1.19	89%	110,809	$74,078
U-Haul of Savannah	$89	$1.07	92.7%	$89	$1.07	91%	44,014	$39,676
U-Haul of Gretna	$110	$1.15	95.4%	$110	$1.15	91%	130,960	$54,869
U-Haul of Tuscaloosa	$61	$0.84	95.3%	$58	$0.79	93%	52,093	$43,191
U-Haul of Independence	$79	$0.85	95.3%	$82	$0.88	98%	61,492	$44,835
U-Haul of Columbus	$91	$0.94	98.9%	$92	$0.94	84%	123,652	$51,008
U-Haul of San Angelo	$91	$0.72	98.8%	$93	$0.73	88%	65,726	$50,989
U-Haul of Memphis	$67	$0.89	84.9%	$67	$0.89	86%	89,681	$42,064
U-Haul of Orange	$95	$1.28	96.9%	$88	$1.18	80%	71,863	$78,809
U-Haul of Tampa	$89	$0.92	97.8%	$89	$0.92	83%	120,756	$43,353
U-Haul of Topeka	$95	$1.02	97.3%	$90	$0.97	98%	51,627	$56,080
U-Haul of Saddle Brook	$109	$1.68	94.2%	$105	$1.61	83%	282,801	$71,028
U-Haul of Hartford	$112	$1.29	97.0%	$105	$1.21	79%	101,387	$50,264
U-Haul of Anaheim	$89	$1.39	97.5%	$87	$1.37	86%	261,157	$65,355
U-Haul of Pocatello	$70	$0.92	82.6%	$70	$0.92	89%	45,455	$43,000
U-Haul of Middletown	$152	$0.71	89.5%	$153	$0.71	92%	41,049	$45,564
Wtd. Avg.	$90	$1.09	81.4%	$89	$1.07	89%	98,930	$58,498
(1)	Source: Appraisals
(2)	Occupancy based on rent rolls as of August 10, 2014 for self storage units and RV parking spaces only.
(3)	U-Haul of Glendale added 859 self storage units in February 17, 2014 thus increasing the vacancy

Cash Flow Analysis.

Cash Flow Analysis
	T-12 3/31/2012	T-12 3/31/2013	T-12 3/31/2014	T-12 6/30/2014	U/W	U/W PSF
Base Rent(1)	$4,167,238	$4,385,871	$4,850,914	$4,949,997	$5,538,100	$10.95
Value of Vacant Space	0	0	0	0	1,398,330	2.76
Gross Potential Rent	$4,167,238	$4,385,871	$4,850,914	$4,949,997	$6,936,430	$13.71
Total Recoveries	0	0	0	0	0	0.00
Total Other Income(2)	1,089,971	1,119,204	990,073	969,181	969,181	1.92
Less: Vacancy(3)	0	0	0	0	(1,398,330)	(2.76)
Effective Gross Income	$5,257,208	$5,505,075	$5,840,987	$5,919,179	$6,507,282	$12.86
Total Operating Expenses	1,839,085	1,843,441	1,902,351	1,916,170	2,458,174	4.86
Net Operating Income	$3,418,125	$3,661,634	$3,938,635	$4,003,009	$4,049,107	$8.00
TI/LC	0	0	0	0	0	0.00
Capital Expenditures	0	0	0	0	94,635	0.19
Net Cash Flow	$3,418,125	$3,661,634	$3,938,635	$4,003,009	$3,954,473	$7.82

(1)	U/W Base Rent based on in-place rent rolls as of August 10, 2014 and T-12 U-Box storage income.
(2)	Total Other Income consists of U-Move and miscellaneous revenue.
(3)
U/W Vacancy based on T-12 actual vacancy for 16 of the properties. U-Haul of Glendale underwritten at 55% occupancy which is the midpoint between current occupancy of 26% and appraiser’s stabilized occupancy of 84%. The appraiser projects stabilized occupancy will occur in 24 months.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (14 States)	Collateral Asset Summary – Loan No. 9 U-Haul Pool 4	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 51.3% 1.39x 13.1%

Property Management. The U-Haul Pool 4 Properties are managed by 14 separate affiliates of U-Haul International, Inc.

Lockbox / Cash Management. The U-Haul Pool 4 Loan is structured with a soft lockbox and springing cash management. The borrowers and property managers collect rents at the U-Haul Pool 4 Properties and are required to deposit such amounts into a lockbox account. During a Cash Trap Event Period (as defined below) all amounts in the lockbox account will be transferred into the cash management account, and all excess cash flow is to be held as additional collateral.

A “Cash Trap Event Period” will commence upon the earlier of (i) an event of default, (ii) the failure of the borrowers after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.15x, (iii) the borrowers failure to provide evidence of payments of real estate taxes or that the properties are insured or (iv) the date on which the property managers become insolvent or the debtor in any bankruptcy action.

A Cash Trap Event Period will expire, with regard to clause (i) above, if the cure of the event of default is accepted by the U-Haul Pool 4 Loan lender, with regard to clause (ii) above, if the U-Haul Pool 4 Loan generates a debt service coverage ratio equal to or greater than 1.15x for the trailing 12 month period for four consecutive calendar quarters, with regard to clause (iii) above, if the borrowers provide evidence of payment of taxes or insurance, and with regard to clause (iv) above, if the borrowers enter into a replacement management agreement with a qualified manager in accordance with the terms of the loan agreement.

Initial Reserves. At closing, the borrowers deposited (i) $422,562 into a tax reserve account, (ii) $40,701 into an insurance reserve account, (iii) $305,026 into a required repairs account, which represents 125% of the estimated cost of, among other things, the replacement of roofs and asphalt repairs, and (iv) $140,000 into an environmental reserve account.

Ongoing Reserves. On a monthly basis, the borrowers are required to deposit $7,886 into a replacement reserve account, subject to a cap of $47,322. The borrowers are required to deposit 1/12 of annual real estate taxes upon (i) an event of default, (ii) if the balance of the tax reserve account falls below an amount sufficient to pay six months of taxes or (iii) if the borrowers fail to furnish evidence of satisfactory payment of all taxes due. The borrowers are required to deposit 1/12 of the annual insurance premiums upon (i) an event of default, (ii) if an acceptable blanket insurance policy is no longer in place, (iii) if the balance of the insurance reserve account falls below an amount sufficient to pay six months of insurance premiums or (iv) if the borrowers fail to furnish evidence of satisfactory payment of all insurance premiums.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. None.

Substitution. None.

Acquisition of Adjacent Property. The borrowers may acquire properties adjacent to an existing mortgaged property for expansion purposes, provided that, among other conditions, the borrowers provide the lender with a clean environmental report, updated title and survey, evidence that the property is insured in accordance with the loan documents and evidence that the property is acquired for cash (i.e. without the incurrence of any debt). Any such after acquired adjacent property will be encumbered by the lien of the mortgage on the related mortgaged property.

Acquisition of Operating Lease Property. The borrowers may enter into operating leases with respect to storage facilities that may be acquired by an affiliate of the borrowers in the vicinity of an existing mortgage property, provided that, among other conditions: (i) such facility is operated as a remote, unstaffed facility related to an existing mortgage property, (ii) the borrowers deliver a clean environmental report, a current survey and evidence that the property is insured in accordance with the loan documents and (iii) the related borrower and affiliate enter into an operating lease which provides that (a) in the event that the debt service coverage ratio for the loan is less than 1.20x, any rent, taxes and insurance due by the borrowers under the operating lease will be abated and (b) if the lender forecloses or accepts a deed-in-lieu of foreclosure on the related mortgaged property, the lender will have the option to terminate the operating lease.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (14 States)	Collateral Asset Summary – Loan No. 9 U-Haul Pool 4	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 51.3% 1.39x 13.1%

CARTIFACT
CANADA
Seattle
Portland
Boise
Salt Lake City
Reno
San Francisco
San Jose
Las Vegas
Los Angeles
San Diego
Phoenix
Denver
Albuquerque
Minneapolis
Chicago
Detroit
Kansas City
St Louis
Fort Worth
Dallas
Houston
New Orleans
Nashville
Atlanta
Charlotte
Richmond
Pittsburgh
New York
Philadelphia
Washington DC
Boston
Tampa
Miami
Atlantic Ocean
Gulf of Mexico
Pacific Ocean
MEXICO

U-HAUL POOL 4

	Property Name	Address	City / State	Zip Code
1	U-Haul of Houston	14900 Westheimer Road	Houston, TX	77082
2	U-Haul of Glendale	6544 West Bell Road	Glendale, AZ	85308
3	U-Haul of Savannah	3802 Ogeechee Road	Savannah, GA	31405
4	U-Haul of Gretna	4 Westbank Expressway	Gretna, LA	70053
5	U-Haul of Tuscaloosa	124 Skyland Boulevard East	Tuscaloosa, AL	35405
6	U-Haul of Independence	305 East US Highway 24	Independence, MO	64050
7	U-Haul of Columbus	2980 Morse Road	Columbus, OH	43231
8	U-Haul of San Angelo	1330 South Koenigheim Street	San Angelo, TX	76903
9	U-Haul of Memphis	3561 South Mendenhall Road	Memphis, TN	38115
10	U-Haul of Orange	174 Boston Post Road	Orange, CT	06477
11	U-Haul of Tampa	10415 North Florida Avenue	Tampa, FL	33612
12	U-Haul of Topeka	3825 Southwest Topeka Boulevard	Topeka, KS	66609
13	U-Haul of Saddle Brook	210 US Highway 46	Saddle Brook, NJ	07663
14	U-Haul of Hartford	3197 Main Street	Hartford, CT	06120
15	U-Haul of Anaheim	626 South Anaheim Boulevard	Anaheim, CA	92805
16	U-Haul of Pocatello	709 North 5th Avenue	Pocatello, ID	83201
17	U-Haul of Middletown	230 South Verity Parkway	Middletown, OH	45044

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 10 SRC Multifamily Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,850,000 73.3% 1.33x 9.0%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 10 SRC Multifamily Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,850,000 73.3% 1.33x 9.0%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of three properties
Loan Purpose:	Acquisition		Property Type:	Garden Multifamily
Sponsor(1):	Edward P. Lorin; Charles F. Hill; The		Collateral:	Fee Simple
Lorin Family Trust; The Hill Family				Brownsville, TX; Tyler, TX;
Living Trust			Location:	Shreveport, LA
Borrower:	Brownsville TX FM 802 BIG 22 LLC;		Year Built / Renovated:	Various / Various
Shreveport LA Southfield BIG 22 LLC;			Total Units:	601
Tyler TX Hollytree BIG 22 LLC			Property Management:	The Lynd Company
Original Balance:	$29,850,000		Underwritten NOI:	$2,681,642
Cut-off Date Balance:	$29,850,000		Underwritten NCF:	$2,531,392
% by Initial UPB:	2.4%		“As Renovated” Appraised Value(6):	$40,700,000
Interest Rate:	4.901759%		“As Renovated” Appraisal Date:	May and June 2015
Payment Date:	6th of each month
First Payment Date:	September 6, 2014		Historical NOI
Maturity Date:	August 6, 2019		Most Recent NOI:	$2,613,692 (T-12 March 31, 2014)
Amortization:	Interest only for first 18 months; 360		2013 NOI:	$2,666,226 (December 31, 2013)
months thereafter			2012 NOI:	$2,699,491 (December 31, 2012)
Additional Debt(2):	$3,000,000 Mezzanine Debt		2011 NOI:	NAV
Call Protection(3):	L(25), D(31), O(4)
Lockbox / Cash Management:	Soft / In Place		Historical Occupancy
			Most Recent Occupancy:	88.4% (June 3, 2014)
Reserves(4)			2013 Occupancy:	86.5% (December 31, 2013)
Initial		Monthly	2012 Occupancy:	NAV
Taxes:	$275,832	$39,405	2011 Occupancy:	NAV
Insurance:	$0	Springing
(1)   The sponsors are also the sponsors under the mortgage loan identified on the Annex A-1 to this Free Writing Prospectus as SRC Multifamily Portfolio 3, which has a Cut-off Date Balance of $28,500,000.
(2)   See “Current Mezzanine or Subordinate Indebtedness” herein.
(3)   Partial release is permitted. See “Partial Release” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR for the mortgage loan are 1.81x and 1.71x, respectively. The Underwritten NOI DSCR and Underwritten NCF DSCR for the total debt are 1.45x and 1.37x, respectively.
(6)   The “As Renovated” appraised value takes into account upgrades being performed at each property. At closing, approximately $3.6 million was deposited in escrows for capital improvements. Based on the “As-is” appraised value of $35,660,000, the Cut-off Date LTV for the SRC Multifamily Portfolio 2 Loan is 83.7%.

Replacement:	$0	$12,521
Required Repairs:	$281,808	NAP
Capital Expenditure Holdback:	$3,594,407	$0

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Unit:	$49,667	$54,659
Balloon Balance / Unit:	$47,011	$52,002
Cut-off Date LTV:	73.3%	80.7%
Balloon LTV:	69.4%	76.8%
Underwritten NOI DSCR(5):	1.41x	1.18x
Underwritten NCF DSCR(5):	1.33x	1.12x
Underwritten NOI Debt Yield:	9.0%	8.2%
Underwritten NCF Debt Yield:	8.5%	7.7%
Underwritten NOI Debt Yield at Balloon:	9.5%	8.6%
Underwritten NCF Debt Yield at Balloon:	9.0%	8.1%

Property Summary
Property Name	Location	Units	Year Built / Renovated	Allocated Loan Amount	“As Renovated” Appraised Value	Occupancy(1)
La Mansion Del Paseo	Brownsville, TX	168	2001 / NAP	$11,150,000	$14,900,000	89.3%
Southfield	Shreveport, LA	185	1971 / 2014	$9,900,000	$13,500,000	89.7%
Stone Creek Apartments	Tyler, TX	248	1984 / NAP	$8,800,000	$12,300,000	86.7%
Total / Wtd. Avg.		601		$29,850,000	$40,700,000	88.4%
(1)	Based on the June 3, 2014 rent rolls.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 10 SRC Multifamily Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,850,000 73.3% 1.33x 9.0%

The Loan. The SRC Multifamily Portfolio 2 loan (the “SRC Multifamily Portfolio 2 Loan”) is a fixed rate loan secured by the borrowers’ fee simple interests in a 601-unit garden multifamily portfolio located at 2700 FM 802 in Brownsville, Texas, 109 Southfield Road in Shreveport, Louisiana and 6100 Hollytree Drive in Tyler, Texas (the “SRC Multifamily Portfolio 2 Properties”) with an original principal balance of $29.85 million. The SRC Multifamily Portfolio 2 Loan has a 5-year term and, after an initial 18-month interest only period, amortizes on a 30-year schedule. The SRC Multifamily Portfolio 2 Loan accrues interest at a fixed rate equal to 4.901759% and has a cut-off date balance of $29.85 million. The SRC Multifamily Portfolio 2 Loan proceeds, along with a $3.0 million mezzanine loan and approximately $7.3 million of sponsor equity were used to acquire the SRC Multifamily Portfolio 2 Properties for approximately $35.0 million, fund reserves and a capital expenditure holdback and pay closing costs. Based on the “As Renovated” appraised value of the properties of $40.7 million as of May and June 2015, the cut-off date LTV is 73.3%. The “As Renovated” appraised value takes into account upgrades being performed at each property. At closing, approximately $3.6 million was deposited in escrows for capital improvements. The “As-is” appraised value is approximately $35.7 million as of May 2014. The most recent prior financing of the Stone Creek Apartments property was included in the CD 2005-CD1 securitization. The most recent prior financings of the La Mansion Del Paseo and Southfield properties were not included in securitizations.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$29,850,000	74.3%	Purchase Price	$35,023,686	87.1%
Mezzanine Debt	$3,000,000	7.5%	Capital Expenditure Holdback	$3,594,407	8.9%
Sponsor Equity	$7,338,316	18.3%	Reserves	$557,640	1.4%
			Closing Costs	$1,012,584	2.5%
Total Sources	$40,188,316	100.0%	Total Uses	$40,188,316	100.0%

The Borrower / Sponsor. The borrowers, Tyler TX Hollytree BIG 22 LLC, Shreveport LA Southfield BIG 22 LLC, and Brownsville TX FM 802 BIG 22 LLC, are each single purpose Delaware limited liability companies structured to be bankruptcy-remote, each with at least one independent director in its organizational structure. The sponsors of the borrowers and the non-recourse carve-out guarantors are Edward P. Lorin, Charles F. Hill, The Lorin Family Trust and The Hill Family Living Trust, on a joint and several basis.

Mr. Charles F. Hill and Mr. Edward P. Lorin, founders of Strategic Realty Capital (“SRC”), have over 40 years of combined experience in real estate and commercial investments. SRC currently has ownership interest in 13,811 multifamily units across 36 properties in seven states, including 10 properties in Texas.

The Properties. The SRC Multifamily Portfolio 2 Properties include one Class A multifamily garden property, one Class B/C multifamily garden property, and one Class B multifamily garden property totaling 601 units located in Brownsville, Texas, Shreveport, Louisiana and Tyler, Texas. A summary of each property is below:

La Mansion Del Paseo

Unit Mix Summary – La Mansion Del Paseo Property(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Avg. Unit Size (Sq. Ft.)	Avg. Monthly Rental Rate	Avg. Monthly Rental Rate PSF	Monthly Market Rental Rate	Monthly Market Rate PSF
1 Bed / 1 Bath	72	42.9%	70	97.2%	761	$731	$0.96	$743	$0.98
2 Bed / 2 Bath	72	42.9%	56	77.8%	1,090	$922	$0.85	$937	$0.86
3 Bed / 2 Bath	24	14.3%	24	100.0%	1,326	$1,040	$0.78	$1,065	$0.80
Total / Wtd. Avg.	168	100.0%	150	89.3%	983	$852	$0.87	$872	$0.89
(1)	Based on the rent roll dated June 3, 2014.

La Mansion Del Paseo (the “La Mansion Del Paseo Property”) is a 168-unit, Class A garden complex comprised of 14 residential buildings on a 10.28-acre site located in the north central portion of Brownsville, Texas. Amenities include an on-site leasing office, clubhouse, fitness center, business center, laundry room, jogging trail, swimming pool, playground, barbecue grill and picnic area, controlled access, and a DVD library. The residential units feature carpeting and vinyl tile flooring, standard kitchen appliances, ceiling fans, laundry connections, walk-in closets, built-in bookshelves, dry bar and a patio balcony. In addition, the property has 298 open surface spaces and 40 carport spaces, which equates to 2.01 parking spaces per unit. The borrower has budgeted $791,444 to be invested in capital improvements including interior upgrades and updates of shared amenities at the La Mansion Del Paseo Property.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 10 SRC Multifamily Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,850,000 73.3% 1.33x 9.0%

Southfield

Unit Mix Summary – Southfield Property(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF	Monthly Market Rental Rate	Monthly Rental Rate PSF
1 Bed / 1 Bath	60	32.4%	57	95.0%	619	$550	$0.89	$630	$1.02
2 Bed / 1 Bath	30	16.2%	28	93.3%	816	$642	$0.79	$721	$0.88
2 Bed / 1.5 Bath	30	16.2%	28	93.3%	939	$681	$0.72	$765	$0.81
2 Bed / 2.5 Bath	16	8.6%	14	87.5%	1229	$712	$0.58	$848	$0.69
3 Bed / 2 Bath	49	26.5%	39	79.6%	1,241	$788	$0.64	$872	$0.70
Total / Wtd. Avg.	185	100.0%	166	89.7%	920	$657	$0.73	$750	$0.81
(1)	Based on the rent roll dated June 3, 2014.

Southfield (the “Southfield Property”) is a 185-unit, Class B/C garden complex comprised of 22 residential buildings on a 9.185-acre site located in the south eastern portion of Shreveport, Louisiana. Amenities include an on-site leasing office, two laundry rooms, clubhouse, sand volleyball court and swimming pool. The residential units features carpeting and laminate wood flooring, standard kitchen appliances, wood burning fireplaces on select units, ceiling fans, laundry connections, walk-in closets and a patio/balcony. In addition, the property has 138 open surface spaces and 222 carport spaces, which equates to 1.94 parking spaces per unit. The borrower has budgeted $1,231,009 to be invested in capital improvements including interior upgrades and updates of shared amenities at the Southfield Property.

Stone Creek Apartments

Unit Mix Summary – Stone Creek Apartments Property (1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Avg. Unit Size (Sq. Ft.)	Avg. Monthly Rental Rate	Avg. Monthly Rental Rate PSF	Monthly Market Rental Rate	Monthly Market Rate PSF
1 Bed / 1 Bath	144	58.1%	136	94.4%	568	$518	$0.91	$507	$0.89
2 Bed / 1 Bath	49	19.8%	31	63.3%	830	$643	$0.77	$635	$0.77
2 Bed / 2 Bath	55	22.2%	48	87.3%	890	$671	$0.75	$675	$0.76
Total / Wtd. Avg.	248	100.0%	215	86.7%	691	$570	$0.84	$569	$0.82
(1)	Based on the rent roll dated June 3, 2014.

Stone Creek Apartments (the “Stone Creek Apartments Property”) is a 248-unit, Class B garden complex comprised of 16 residential buildings on a 12.043-acre site located in the southern portion of Tyler, Texas. Amenities include an on-site leasing office, two laundry rooms, clubhouse, sand volleyball court and a swimming pool. Units feature carpeting and laminate wood flooring, standard kitchen appliances, wood burning fireplaces on select units, ceiling fans, laundry connections in select units, walk-in closets, and a patio/balcony. In addition, the property has 496 open surface spaces which equates to 2 parking spaces per unit. The borrower has budgeted $1,571,955 to be invested in capital improvements including interior upgrades and updates of shared amenities at the Stone Creek Apartments.

Environmental Matters. Phase I environmental reports dated May 20, 2014 concluded that there was no evidence of current or historical recognized environment conditions (“RECs”) in connection with any property within the portfolio. Based on the age, Phase I environmental reports did indicate that asbestos and asbestos containing materials and lead-based paint (“LBP”) may be present at both Southfield Property and Stone Creek Apartments Property. Asbestos and lead-based paint operations and maintenance plans for the properties were implemented at closing.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 10 SRC Multifamily Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,850,000 73.3% 1.33x 9.0%

The Market.

Brownsville-Harlingen MSA

The La Mansion Del Paseo Property is located in the Brownsville-Harlingen metropolitan area. The Brownsville-Harlingen metropolitan area has a total estimated population of 428,500 as of 2014 and has experienced an annual growth rate of 1.49% since 2007. The unemployment rate in the region decreased to 9.3% in 2014, the third consecutive year the rate has decreased. Total employment has also grown substantially in the past five years, increasing 2.0%, 1.5%, 1.9%, 1.8% and 2.8% in 2010, 2011, 2012, 2013, and 2014, respectively. The 2014 average estimated household income in the region is $53,643, $48,616 and $44,962 within a 1, 3 and 5-mile radius, respectively, of the property.

The Brownsville-Harlingen metropolitan area apartment market has experienced consistent rent growth of 2.1% per year over the past five years. The average asking rent in the area closed at $627 per unit in the first quarter of 2014, which represented a 0.7% increase since the fourth quarter of 2013. The area consistently underperforms the Southwest region and the nation in terms of asking rent and asking rent per foot among all unit mixes, however the vacancy rate of 4.7% in the area as of the first quarter 2014 is 0.5% lower than the Southwest region’s rate of 5.2%.

La Mansion Del Paseo Property Competitive Set(1)
Name	La Mansion Del Paseo Property	Las Palmas	Villages at Paso Real	The Reata	Stonleigh	Cornerstone
Year Built	2001	2002	2010	2001	2006	1999
Total Occupancy	89.3%(2)	97%	93%	97%	96%	93%
Units	168	144	180	144	180	168
Average Rent per Unit	$852(2)	$817	$824	$849	$632	$701
Average Rent PSF	$0.87(2)	$1.00	$0.99	$1.05	$0.89	$0.83
(1)	Source: Appraisal
(2)	As of the June 3, 2014 rent roll.

Shreveport-Bossier City MSA

The Southfield Property is located in the Shreveport-Bossier City metropolitan area. The area has a total estimated population of 409,100 as of 2014 and has experienced an annual growth rate of 0.68% since 2007. The area’s unemployment rate is 5.6% in 2014, down from 6.8% in 2013. The area’s total employment increased 1.6% in 2014. The 2014 median estimated household income in the region is $62,536, $52,121 and $43,039 within a 1, 3 and 5-mile radius, respectively, of the property.

The average asking rent in the Shreveport metropolitan area increased 1.3% from the beginning of 2014 to the end of the first quarter of 2014 and closed at an average asking rent of $751 per unit. The vacancy rate in the region is 6.0% as of the first quarter 2014, a decrease from 6.4% at the end of the fourth quarter of 2013.

Southfield Property Competitive Set(1)
Name	Southfield Property	Village of Williamsburg	Park Villa	Colonial Plaza	Haystack Aparments	The Willows at Wright Island
Year Built	1971	1975	1985	1972	1976	1986
Total Occupancy	89.7%(2)	93%	93%	91%	100%	95%
Units	185	194	128	192	240	196
Average Rent per Unit	$657(2)	$738	$716	$685	$591	$949
Average Rent PSF	$0.73(2)	$0.88	$0.77	$0.73	$0.80	$1.08
(1)	Source: Appraisal
(2)	As of the June 3, 2014 rent roll.

Tyler MSA

The Stone Creek Apartments Property is located in the Tyler metropolitan area. The area had a total population of 219,500 in 2013 and has experienced an annual growth rate of 1.6% since 2006. The unemployment rate was 5.7% in 2013 and total employment increased 0.6%, 0.7%, and 1.4% in 2011, 2012, and 2013 respectively. The 2014 median estimated household income in the region is $43,446, $46,593 and $45,164 within a 1, 3 and 5-mile radius, respectively, of the property.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 10 SRC Multifamily Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,850,000 73.3% 1.33x 9.0%

The area’s vacancy rate of 5.3% as of the first quarter 2014 was slightly higher than the Southwest region’s average of 5.2%, but the rate decreased 0.1% from the fourth quarter 2013. The asking rent in the area closed at $779 per unit in 1Q14, an increase of 0.3% over the fourth quarter 2013. Over the last year, the Tyler metropolitan area outperformed the country with an annual rent increase of 3.4%.

Stone Creek Apartments Property Competitive Set(1)
Name	Stone Creek Apartments Property	Salado	Autumn Glen	Bullard Crossing	Bullard Creek	Dove Tree
Year Built	1984	1974	1985	1974	1979	1978
Total Occupancy	86.7%(2)	94%	96%	92%	93%	93%
Units	248	312	208	194	200	200
Average Rent per Unit	$570(2)	$709	$719	$746	$644	$607
Average Rent PSF	$0.84(2)	$0.84	$0.88	$0.71	$0.81	$1.00
(1)	Source: Appraisal
(2)	As of June 3, 2014 rent roll.

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	T-12 3/31/2014	U/W	U/W per Unit
Gross Potential Rent	$4,892,218	$4,930,088	$4,939,683	$4,937,568	$8,216
Total Other Income	465,837	603,443	587,716	587,716	978
Less: Concessions	(155,415)	(158,210)	(157,669)	(140,715)	(234)
Less: Vacancy & Credit Loss & Bad Debt	(461,970)	(691,532)	(699,382)	(641,992)	(1,068)
Effective Gross Income	$4,740,670	$4,683,789	$4,670,347	$4,742,576	$7,891
Total Expenses	2,041,179	2,017,563	2,056,655	2,060,934	3,429
Net Operating Income	$2,699,491	$2,666,226	$2,613,692	$2,681,642	$4,462
Replacement Reserves	0	0	0	150,250	250
Capital Expenditures	0	0	0	0	0
Net Cash Flow	$2,699,491	$2,666,226	$2,613,692	$2,531,392	$4,212

Property Management. The SRC Multifamily Portfolio 2 Properties are managed by The Lynd Company, a professional property management company with expertise in the management of value-add multifamily properties. The Lynd Company manages more than 34,000 apartment units and 10 million sq. ft. of commercial real estate nationwide.

Lockbox / Cash Management. The SRC Multifamily Portfolio 2 Loan is structured with a soft lockbox and in place cash management. All rents and other gross revenue are required to be deposited by the borrowers or manager into a clearing account within one business day of receipt. All funds in the clearing account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the SRC Multifamily Portfolio 2 Loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon (i) an event of default under the SRC Multifamily Portfolio 2 Loan documents, (ii) an event of default under the mezzanine loan documents or (iii) if the debt service coverage ratio is less than 1.05x on the last day of the calendar quarter and will end if (a) with respect to clause (i) or (ii) above, the respective event of default has been cured or waived and no other event of default is then continuing or (b) with respect to clause (iii) above, the debt service coverage ratio is at least 1.20x for two consecutive quarters.

Initial Reserves. At closing, the borrowers deposited (i) $275,832 into a tax reserve account, (ii) $281,808 into a required repairs reserve account, which represents approximately 115% of the engineer’s estimated cost of the required repairs and (iii) $3,594,407 into a capital expenditure holdback account.

Ongoing Reserves. On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $39,405, into a tax reserve account and (ii) $12,521 into a replacement reserve account. In addition, the borrowers are required to deposit 1/12 of the annual insurance premiums into an insurance reserve account if an acceptable blanket policy is no longer in place.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 10 SRC Multifamily Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,850,000 73.3% 1.33x 9.0%

Current Mezzanine or Subordinate Indebtedness. A $3,000,000 mezzanine loan was funded concurrently with the SRC Multifamily Portfolio 2 Loan. The mezzanine loan accrues interest at a rate of 12.0000% and will be interest only for the full term. An intercreditor agreement is in place with respect to the mezzanine loan.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. Any time after the expiration of the lockout period the borrowers may obtain the release of any individual property upon the sale of such property, provided, among other things, that (i) the sale of such property is (x) pursuant to an arm’s-length agreement to a third party not affiliated with any borrower, mezzanine borrower or any guarantor and in which no borrower, no affiliate of any borrower, mezzanine borrower and/or any guarantor has any beneficial interest or (y) to Moriah SRC BIG 22 Member LLC, or its affiliate, pursuant to its right of first refusal, and is on the same economic terms as the offer made by a third party not affiliated with any borrower, any mezzanine borrower or any guarantor, and in which no borrower and no affiliate of any borrower, any mezzanine borrower and/or any guarantor has any beneficial interest, (ii) the LTV for the remaining properties shall not exceed the lesser of the LTV immediately preceding such release and 82.0%, (iii) the DSCR for the remaining properties is not less than the greater of the DSCR immediately preceding the partial release and 1.14x and (iv) the borrowers provide defeasance collateral to the lender in an amount equal to the greater of 125% of the allocated loan amount for the released property or 100% of the allocated sales proceeds from the released property.

Substitution. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 10 SRC Multifamily Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,850,000 73.3% 1.33x 9.0%

Carrollton
Garland
Mineral Wells
Fort Worth
Dallas
Terrell
Longview
Marshall
Shreveport
Minden
Ruston
2 Southfield
Keithville
Tyler
3 Stone Creek Apartments
Cleburne
Waxahachie
Ennis
Stephenville
Athens
Henderson
Corsicana
Jacksonville
Palestine
Natchitoches
LOUISIANA
Waco
Hewitt
Gatesville
Nacogdoches
Lufkin
Alexandria
Killeen
Temple
Belton
TEXAS
Fort Polk
De Ridder
Georgetown
Taylor
Round Rock
Jollyville
College Station
Huntsville
Austin
Conroe
Eunice
Moss Bluff
Lake Charles
Brenham
The Woodlands
Spring
Beaumont
Cypress
Humble
Aldine
Port Arthur
Canyon Lake
Lockhart
New Braunfels
Houston
Bellaire
Pasadena
Universal City
Seguin
San Antonio
Rosenberg
Pearland
Alvin
Rosharon
Galveston
El Campo
Angleton
Lake Jackson
Bay City
Freeport
Victoria
Port Lavaca
Beeville
Gulf of Mexico
Robstown
Portland
Alice
Corpus Christi
Kingsville
CARTIFACT
Edinburg
McAllen
Harlingen
La Mansion Del Paseo 1
Brownsville
MEXICO

SRC Multifamily Portfolio 2

	Property Name	Address	City/State	Zip Code
1	La Mansion Del Paseo	2700 FM 802	Brownsville, TX	78526
2	Southfield	109 Southfield Road	Shreveport, LA	71105
3	Stone Creek Apartments	6100 Hollytree Drive	Tyler, TX	75703

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various,TX	Collateral Asset Summary – Loan No. 11 SRC Multifamily Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,500,000 74.9% 1.41x 9.7%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of three properties
Loan Purpose:	Acquisition		Property Type:	Garden Multifamily
Sponsor(1):	Edward P. Lorin; Charles F. Hill; The		Collateral:	Fee Simple
	Lorin Family Trust; The Hill Family		Location:	Various, TX
	Living Trust		Year Built / Renovated:	1974 – 1982 / NAP
Borrower:	Tyler TX Rice BIG 22 LLC;		Total Units:	772
	Longview TX McCann BIG 22 LLC;		Property Management:	The Lynd Company
	Abilene TX Curry BIG 22 LLC		Underwritten NOI:	$2,759,402
Original Balance:	$28,500,000		Underwritten NCF:	$2,550,327
Cut-off Date Balance:	$28,500,000		“As Renovated” Appraised Value(6) :	$38,050,000
% by Initial UPB:	2.3%		“As Renovated” Appraisal Date:	May and June 2015
Interest Rate:	4.871053%
Payment Date:	6th of each month		Historical NOI
First Payment Date:	September 6, 2014		Most Recent NOI:	$2,540,649 (T-12 March 31, 2014)
Maturity Date:	August 6, 2019		2013 NOI:	$2,482,771 (December 31, 2013)
Amortization:	Interest only for first 18 months; 360		2012 NOI:	$2,656,944 (December 31, 2012)
	months thereafter		2011 NOI:	NAV
Additional Debt(2):	$3,000,000 Mezzanine Debt
Call Protection(3):	L(25), D(31), O(4)		Historical Occupancy
Lockbox / Cash Management:	Soft / In Place		Most Recent Occupancy:	88.3% (June 3, 2014)
			2013 Occupancy:	83.6% (December 31, 2013)
Reserves			2012 Occupancy:	NAV
	Initial	Monthly	2011 Occupancy:	NAV
Taxes:	$331,309	$47,330
(1)   The sponsors are also the sponsors under the mortgage loan identified on Annex A-1 to this Free Writing Prospectus as SRC Multifamily Portfolio 2, which has a Cut-off Date Balance of $29,850,000.
(2)   The mezzanine loan is coterminous with the mortgage loan and accrues interest at a rate of 12.0000% per annum.
(3)   The borrowers may release an individual property or properties after the lockout period upon a bona-fide sale, subject to terms and conditions set forth in the mortgage loan documents, including but not limited to: (i) the DSCR after giving effect to such release is at least the greater of (x) the DSCR immediately preceding such sale and (y) 1.18x; (ii) the LTV after giving effect to such release is no more than the lesser of (x) the LTV immediately preceding such sale and (y) 83.0%; (iii) no event of default under the mortgage loan has occurred and is continuing, and (iv) the borrowers partially defease to lender the greater of 125% of the allocated loan amount for the released property or 100% of the net sales proceeds from the released property.
(4)   The borrowers will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(5)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 1.96x and 1.81x, respectively for the mortgage loan and 1.56x and 1.44x, respectively, for the total debt.
(6)   The “As Renovated” Appraised Value takes into account upgrades being performed at each property. At closing, approximately $3.78 million was deposited in escrows for capital improvements. Based on the “As-is” appraised value of $33,550,000, the Cutoff Date LTV for the mortgage loan is 84.9%.

Insurance(4):	$0	Springing
Replacement:	$0	$17,431
Required Repairs:	$550,692	NAP
Capital Expenditure Holdback:	$3,783,791	$0

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Unit:	$36,917	$40,803
Balloon Balance / Unit:	$34,931	$38,817
Cut-off Date LTV:	74.9%	82.8%
Balloon LTV:	70.9%	78.8%
Underwritten NOI DSCR(5):	1.53x	1.27x
Underwritten NCF DSCR(5):	1.41x	1.17x
Underwritten NOI Debt Yield:	9.7%	8.8%
Underwritten NCF Debt Yield:	8.9%	8.1%

TRANSACTION HIGHLIGHTS

■
Management. The properties are managed by The Lynd Company, a professional management company with expertise in the management of multifamily properties.  The Lynd Company was founded in 1980 and has grown its management portfolio to more than 34,000 apartment units and 10 million sq. ft. of commercial property nationwide.

■
Capital Investment. The borrowers will contribute approximately $8.23 million of equity to the transaction at closing in order to acquire the properties, fund reserves and pay closing costs. Included in the reserves is an approximately $3.78 million capital expenditure holdback reserve that will be used to make significant improvements across the portfolio. Per the appraisal, major property renovations are anticipated to be completed within 12 months of the acquisition.

■
Sponsorship. Charles F. Hill and Edward P. Lorin, founders of Strategic Realty Capital (“SRC”), have over 40 years of combined experience in real estate and commercial investments. SRC currently has ownership interest in 13,811 multifamily units across 36 properties in seven states, including 10 properties in Texas.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Memphis, TN 38133	Collateral Asset Summary – Loan No. 12 Bartlett Flex Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 69.8% 1.30x 10.2%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Refinance
Sponsor:	Dunavant Holding Inc.; Dunavant Enterprises, Inc.
Borrower:	Stage Hills Holdings, LLC; Wolf Lake Holdings, LLC
Original Balance:	$24,500,000
Cut-off Date Balance:	$24,500,000
% by Initial UPB:	2.0%
Interest Rate:	5.1500%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2021
Amortization:	300 months
Additional Debt:	None
Call Protection:	L(24), D(57), O(3)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$291,206	$36,401
Insurance:	$92,969	$10,330
Replacement:	$0	$5,849
Required Repairs:	$74,713	NAP
TI/LC(2):	$400,000	Springing
Unfunded Obligations:	$430,090	$0
Working Capital(3):	$205,159	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$52
Balloon Balance / Sq. Ft.:	$44
Cut-off Date LTV:	69.8%
Balloon LTV:	58.6%
Underwritten NOI DSCR:	1.43x
Underwritten NCF DSCR:	1.30x
Underwritten NOI Debt Yield:	10.2%
Underwritten NCF Debt Yield:	9.3%
Property Information
Single Asset / Portfolio:	Portfolio of 14 properties
Property Type:	Industrial Flex
Collateral:	Fee Simple
Location:	Memphis, TN
Year Built / Renovated:	1992-2007 / 2012
Total Sq. Ft.:	467,949
Property Management:	Colliers Management Services - Memphis, LLC
Underwritten NOI:	$2,497,934
Underwritten NCF:	$2,273,965
Appraised Value:	$35,100,000
Appraisal Date:	July 9, 2014

Historical NOI
Most Recent NOI:	$1,882,534 (T-12 June, 30, 2014)
2013 NOI:	$1,813,041 (December 31, 2013)
2012 NOI:	$1,432,152 (December 31, 2012)
2011 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	84.2% (July 2, 2014)
2013 Occupancy:	74.0% (December 31, 2013)
2012 Occupancy:	66.9% (December 31, 2012)
2011 Occupancy:	NAV
(1)
Subject to termination in accordance with the related mortgage loan documents, cash management will be triggered if (i) an event of default under the mortgage loan documents or the property management agreement has occurred and is continuing or (ii) the DSCR is less than 1.15x as of any determination date.

(2)	The borrowers are required to deposit $15,598 monthly into the TI/LC reserve if the balance on reserve falls below the TI/LC cap of $400,000.
(3)	The borrowers may draw upon the Working Capital reserve for operating expenses and debt service payments.

TRANSACTION HIGHLIGHTS
■
Location.  The portfolio is located approximately 20 miles northeast of downtown Memphis, Tennessee and 0.8 miles north of Interstate 40, the third longest Interstate Highway in the United States.  According to the Tennessee Department of Transportation, the I-40/I-240 interchange has a daily vehicle traffic count of 200,000.

■
Tenancy. The portfolio features a highly granular rent roll with no single tenant leasing more than 6.7% of the portfolio net rentable area or representing more than 9.8% of total base rent.  The portfolio is leased to 65 tenants with a wide range of local and national tenants, including Chrysler Group, LLC, Caremark, Inc., Experitec, Inc. and Henry Schein.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2016 Gees Mill Road Northeast Conyers, GA 30013	Collateral Asset Summary – Loan No. 13 Hillphoenix Global Corporate Headquarters	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,771,000 69.4% 1.58x 8.1%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Acquisition
Sponsor(1)(2):	LHP Conyers LLC
Borrower:	LHP Conyers LLC
Original Balance:	$22,771,000
Cut-off Date Balance:	$22,771,000
% by Initial UPB:	1.8%
Interest Rate(3):	4.9240%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Anticipated Repayment Date(3):	September 6, 2024
Maturity Date:	September 6, 2029
Amortization(4):	Interest Only, ARD
Additional Debt(5):	Future Mezzanine Debt Permitted
Call Protection:	YM(24), DorYM(92), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves
	Initial	Monthly
Taxes(6):	$0	Springing
Insurance(7):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$50
Balloon Balance / Sq. Ft.:	$50
Cut-off Date LTV:	69.4%
Balloon LTV:	69.4%
Underwritten NOI DSCR:	1.62x
Underwritten NCF DSCR:	1.58x
Underwritten NOI Debt Yield:	8.1%
Underwritten NCF Debt Yield:	7.9%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Industrial Warehouse
Collateral:	Fee Simple
Location:	Conyers, GA
Year Built / Renovated:	2014 / NAP
Total Sq. Ft.:	454,281
Property Management:	Self-managed
Underwritten NOI:	$1,841,413
Underwritten NCF:	$1,795,984
Appraised Value:	$32,800,000
Appraisal Date:	June 25, 2014

Historical NOI(8)
Most Recent NOI:	NAP
2013 NOI:	NAP
2012 NOI:	NAP
2011 NOI:	NAP

Historical Occupancy(8)
Most Recent Occupancy:	100.0% (September 6, 2014)
2013 Occupancy:	NAP
2012 Occupancy:	NAP
2011 Occupancy:	NAP
(1)
The sponsor is related to the borrowers under the mortgage loans identified on Annex A-1 to the Free Writing Prospectus as Highwoods Portfolio, Sam’s Club and Tractor Supply – El Centro, which have Cut-off Date Balances of $15,750,000, $5,670,000 and $2,975,000 respectively.

(2)
The sponsor is an affiliate of the loan seller. Please see “Risk Factors – Risks Related to Conflicts of Interest – Related Parties May Acquire Certificates or Experience Other Conflicts” in the Free Writing Prospectus.

(3)
If the mortgage loan is not repaid in full by the Anticipated Repayment Date, the interest rate will increase by 3.0000% to 7.9240% and additional interest will accrue (but the payment of such additional interest will be deferred until the unpaid principal balance is reduced to zero). The mortgage loan will then also amortize based on a 30-year schedule.

(4)	The mortgage loan is interest only through the Anticipated Repayment Date.
(5)
Mezzanine debt is permitted provided, among other things per the mortgage loan documents, that (i) the combined LTV is less than or equal to 85.0% and (ii) the combined DSCR is greater than or equal to 1.20x.

(6)
The borrower will be required to deposit 1/12 of taxes lender estimates will be payable during the next 12 month period upon the tax conditions precedent (as defined in the mortgage loan documents) not being satisfied.

(7)
The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance account upon the insurance premiums conditions precedent (as defined in the mortgage loan documents) not being satisfied.

(8)	The property was completed in 2014. As such, Historical NOI and Historical Occupancy are not applicable.

TRANSACTION HIGHLIGHTS
■
Property.  The property consists of a newly built 454,281 sq. ft. Class A industrial warehouse facility located on a 52.2 acre site. The property serves as the headquarters for Hillphoenix Inc. which is a global manufacturer and supplier of refrigerated display systems for supermarkets and retailers. Hillphoenix Inc. is a subsidiary of the Dover Corporation (NYSE:DOV; Rated A/A2/A by Fitch, Moody’s and S&P).  Hillphoenix Inc. has executed a new 15-year lease, which provides three five-year extension options. The Hillphoenix Inc. lease expires in April 2029, and there are no termination options.

■
Location.  The property is located in Conyers, Georgia within an industrial corridor that houses various corporate headquarters and distribution facilities for companies including Sara Lee, Marshall’s and Sealy Mattress Company. The property is located within 1.5 miles of two I-20 interchanges, which connect to I-285, Atlanta’s perimeter highway.

■	Letter of Credit. The JPMorgan Chase Bank, N.A. is providing a $5.0 million letter of credit for the first ten years of the Hillphoenix Inc. lease, which expires on October 15, 2023.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

621 Richey Street and 407 South Richey Street Pasadena, TX 77506	Collateral Asset Summary – Loan No.14 Pasadena Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 61.5% 3.01x 13.5%

Mortgage Loan Information
Loan Seller:	Natixis
Loan Purpose:	Acquisition
Sponsor:	Empire Square Group LLC; Time Square Holdings LLC
Borrower:	Alta Villas Nominee, LLC
Original Balance:	$20,000,000
Cut-off Date Balance:	$20,000,000
% by Initial UPB:	1.6%
Interest Rate:	3.8400%
Payment Date:	5th of each month
First Payment Date:	September 5, 2014
Maturity Date:	August 5, 2019
Amortization:	Interest Only
Additional Debt:	None
Call Protection(1):	L(25), D(32), O(3)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$342,348	$48,907
Insurance:	$65,883	$39,943
Replacement:	$0	$29,993
Required Repairs:	$764,500	NAP
Environmental VCP Holdback:	$7,500	$625

Financial Information
Cut-off Date Balance / Unit:	$20,367
Balloon Balance / Unit:	$20,367
Cut-off Date LTV:	61.5%
Balloon LTV:	61.5%
Underwritten NOI DSCR:	3.47x
Underwritten NCF DSCR:	3.01x
Underwritten NOI Debt Yield:	13.5%
Underwritten NCF Debt Yield:	11.7%

Property Information
Single Asset / Portfolio:	Portfolio of two properties
Property Type:	Garden Multifamily
Collateral(3):	Fee Simple
Location(3):	Pasadena, TX
Year Built / Renovated:	1970 / 2011 - 2014
Total Units(3):	982
Property Management:	Mosaic Residential, Inc.
Underwritten NOI:	$2,701,328
Underwritten NCF:	$2,346,332
Appraised Value(3):	$32,500,000
Appraisal Date(3):	May 2014

Historical NOI
Most Recent NOI:	$2,948,025 (T-12 June 30, 2014)
2013 NOI:	$2,016,877 (December 31, 2013)
2012 NOI:	NAV
2011 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	92.1% (July 21, 2014)
2013 Occupancy:	87.0% (December 31, 2013)
2012 Occupancy:	NAV
2011 Occupancy:	NAV
(1)
On any date after the lockout period ends, the borrower may obtain the one-time release of any individual property, provided, among other things per the mortgage loan documents, (i) the LTV for the remaining property does not exceed the lesser of the LTV immediately preceding such release and 65.0%, (ii) the DSCR for the remaining property is not less than the greater of the DSCR immediately preceding the partial release and 2.50x, (iii) the Debt Yield for the remaining property is not less than the greater of the Debt Yield immediately preceding the partial release and 11.73% and (iv) the borrower delivers to lender the greater of 125% of the allocated loan amount for the released property or 100% of the allocated sales proceeds from the released property.

(2)	Cash management will be triggered upon (i) an event of default or (ii) the failure by the borrower, after the end of a calendar quarter, to maintain a DSCR of at least 1.30x.
(3)
The mortgage loan is secured by the borrower’s fee simple interest in the following two garden multifamily properties containing 982 units: (i) the Alta Vista property (514 units, Appraised Value of $17.0 million as of May 30, 2014) and (ii) the Las Villas property (468 units, Appraised Value of $15.5 million as of May 29, 2014).

TRANSACTION HIGHLIGHTS

▪
Recent Renovations. The seller completed $3.64 million ($3,714 per unit) of capital improvements to the properties over the last three years of ownership and at closing the borrower deposited $764,500 ($779 per unit) into a required repairs reserve.

▪
Sponsor. The sponsors of the mortgage loan are Empire Square Group LLC (“Empire Square”) and Time Square Holdings LLC, an affiliate of Empire Square who is the asset manager for the properties. Empire Square is a boutique private equity firm based in New York City focused on investments in real estate and in high growth companies in the United States.  The firm works on behalf of high net worth individuals, family offices and institutions to source customized investment opportunities as well as to provide advisory and asset management services for existing portfolios.  Empire Square currently has $220.0 million in assets under management across all property types in various states including California, Washington, Texas, Colorado, Georgia, New York and Massachusetts.

▪
Experienced Management. The properties are professionally managed by Houston based Mosaic Residential, Inc. (“Mosaic”).  Mosaic’s principal owners have extensive multifamily commercial real estate business, with each having over 14 years of experience in the space. The firm is currently responsible for the management of over 6,100 units in the Houston market alone and a total of 9,200 units in the state of Texas.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

18764-18850 Cox Avenue Saratoga, CA 95070	Collateral Asset Summary – Loan No.15 Quito Village Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,929,938 65.7% 1.37x 9.0%

Mortgage Loan Information
Loan Seller:	Natixis
Loan Purpose:	Refinance
Sponsor:	Peter Pau
Borrower:	SHP Quito Village LLC
Original Balance:	$20,000,000
Cut-off Date Balance:	$19,929,938
% by Initial UPB:	1.6%
Interest Rate:	4.7800%
Payment Date:	5th of each month
First Payment Date:	January 5, 2014
Maturity Date:	December 5, 2018
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(33), D(24), O(3)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$153,614	$23,877
Insurance:	$23,535	$1,961
Replacement:	$600,000	$1,005
TI/LC:	$775,000	$5,013
Debt Yield Holdback:	$1,762,581	$0
Gene’s(2):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$248
Balloon Balance / Sq. Ft.:	$231
Cut-off Date LTV:	65.7%
Balloon LTV:	61.2%
Underwritten NOI DSCR:	1.43x
Underwritten NCF DSCR:	1.37x
Underwritten NOI Debt Yield:	9.0%
Underwritten NCF Debt Yield:	8.6%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Saratoga, CA
Year Built / Renovated:	1951 / 1991
Total Sq. Ft.:	80,326
Property Management:	Sand Hill Property Management, LLC
Underwritten NOI:	$1,791,883
Underwritten NCF:	$1,719,678
Appraised Value:	$30,350,000
Appraisal Date:	October 15, 2013

Historical NOI
Most Recent NOI:	$1,464,582 (T-12 June 30, 2014)
2013 NOI:	$1,123,181 (December 31, 2013)
2012 NOI:	$860,174 (December 31, 2012)
2011 NOI:	$792,695 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy(3):	93.4% (August 6, 2014)
2013 Occupancy:	72.5% (December 31, 2013)
2012 Occupancy:	59.0% (December 31, 2012)
2011 Occupancy:	65.0% (December 31, 2011)
(1)
Cash management will be triggered upon (i) an event of default, (ii) the failure by the borrower, after the end of a calendar quarter, to maintain a DSCR of at least 1.15x, (iii) the occurrence of a Gene’s Trigger Event or (iv) the debt yield is less than 8.5%. A “Gene’s Trigger Event” will commence upon (i) any bankruptcy action by Gene’s Fine Foods (“Gene’s”), (ii) Gene’s goes dark for a continuous period of not less than 30 days, (iii) the occurrence of a monetary default or material non-monetary default under the Gene’s lease or (iv) six months prior to the expiration of the Gene’s lease and Gene’s has not renewed for a minimum term of five years.

(2)
Upon the occurrence and during the continuance of a cash management period occurring solely due to the occurrence of a Gene’s Trigger Event, all excess cash flow will be deposited into the Gene’s reserve.

(3)
The property is currently 86.9% occupied and 93.4% leased. OPT, a physical therapy group, has executed a five year lease for 5,486 sq. ft. over four suites and are expected to move in around December 15, 2014. Misara has executed a five year lease for 2,268 sq. ft. to open an Erik’s DeliCafe, a local chain of franchised restaurant. They are expected to open for business in October 2014.

TRANSACTION HIGHLIGHTS

▪
Location. Saratoga, California is an affluent, well-established, predominantly residential community located in the west end of Silicon Valley at the base of the Santa Cruz Mountain Range. Saratoga provides a residential location for Silicon Valley workers and is oriented toward upper middle income residents. In 2011, Bloomberg Business Week reported that the average household income was $237,804, with an average household net worth of $1,516,018. It has also become an emerging center of private equity and venture capital. Singapore Economic Development Board and TIF have their offices there, as do venture firms Gabriel Venture Partners, Rustic Canyon Partners, and Woodside Fund.

▪
Sponsor. The sponsor, Peter Pau is the co-founder of Sand Hill Property Company, a real estate company which manages all aspects of the investment and development process ranging from acquisition, planning/entitlements, construction, financing and marketing/leasing/sales. Peter Pau has been active in the San Francisco Bay Area since 1988 with experience of completing/managing more than 40 projects encompassing over 14 million sq. ft. of building area. Over the last two decades, Sand Hill Property Company has developed over $1.0 billion worth of real estate projects.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10100 and 10330 Pioneer Boulevard Santa Fe Springs, CA 90670	Collateral Asset Summary – Loan No. 16 Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,500,000 58.6% 1.65x 11.2%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor(1):	Benjamin Nazarian; Neil Kadisha
Borrower:	Omninet Pioneer, LP
Original Balance:	$19,500,000
Cut-off Date Balance:	$19,500,000
% by Initial UPB:	1.6%
Interest Rate:	4.4600%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(27), D(89), O(4)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$49,620	$16,540
Insurance(3):	$0	Springing
Replacement(4):	$0	$2,915
TI/LC(5):	$250,000	$18,221
Required Repairs:	$35,938	NAP
Earnout(6):	$1,000,000	$0
Lease Sweep(7):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$110
Balloon Balance / Sq. Ft.:	$101
Cut-off Date LTV:	58.6%
Balloon LTV:	53.6%
Underwritten NOI DSCR(8):	1.84x
Underwritten NCF DSCR(8):	1.65x
Underwritten NOI Debt Yield:	11.2%
Underwritten NCF Debt Yield:	10.0%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Santa Fe Springs, CA
Year Built / Renovated:	1983 / 2012
Total Sq. Ft.:	176,740
Property Management:	Omninet Property Management, Inc.
Underwritten NOI:	$2,175,260
Underwritten NCF:	$1,946,072
Appraised Value:	$33,300,000
Appraisal Date:	March 13, 2014

Historical NOI
Most Recent NOI:	$2,365,193 (T-12 February 28, 2014)
2013 NOI:	$2,345,553 (December 31, 2013)
2012 NOI:	$2,162,918 (December 31, 2012)
2011 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	84.0% (June 5, 2014)
2013 Occupancy:	83.0% (December 31, 2013)
2012 Occupancy:	80.0% (December 31, 2012)
2011 Occupancy:	NAV
(1)
The sponsors are also the sponsors under the mortgage loan identified on Annex A-1 to this Free Writing Prospectus as Miramar Metroplex, which has a Cut-off Date Balance of $16,000,000 and Sky Park, which has a Cut-off Date Balance of $10,000,000.

(2)
Cash management will be triggered upon (i) an event of default, (ii) the failure by the borrower, after the end of a calendar quarter, to maintain a DSCR of at least 1.15x or (iii) the occurrence of a Lease Sweep Period (as defined below).

(3)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(4)	Replacement reserves are subject to a cap of $115,000.
(5)	TI/LC reserves are subject to a cap of $874,608.
(6)
Borrower is required to deposit $1,000,000 into an earnout reserve account that may be disbursed after achieving for two consecutive calendar quarters, (i) a debt yield of at least 10.0%, (ii) a DSCR of at least 1.70x, and (iii) a physical occupancy of at least 86.0%.

(7)
Excess cash will be deposited in the lease sweep reserve during a lease sweep period. A “Lease Sweep Period” will commence upon (i) if the debt yield is less than 8.5%, (ii) twelve months prior to the expiration of the LA County Office of Education (“LA County Education”) lease (“LA County Education Lease”) or the LA County Dept. of Health (“LADHS”) lease (“LADHS Lease”) or six months prior to the January 2015 expiration date stated in the LA County Education Lease or upon the date LA County Education or LADHS is required to give notice of its exercise of a renewal option, (iii) the date the LA County Education Lease or the LADHS Lease is surrendered, cancelled, or terminated prior to its then current expiration date, (iv) a monetary default under the LA County Education Lease or the LADHS Lease, or (v) the occurrence of an LA County Education or LADHS, or either of their direct or indirect parent companies, lease sweep tenant party insolvency proceeding.

(8)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 2.47x and 2.21x, respectively.

TRANSACTION HIGHLIGHTS

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Sponsorship. Benjamin Nazarian and Neil Kadisha, managing partners and founders of Omninet Capital, have been investing in commercial real estate and venture capital for over 20 years. Omninet Capital’s portfolio includes over 6.0 million sq. ft. of commercial office, retail and industrial property across five states as of January 2013. The sponsors are based in nearby Beverly Hills, California. For information relating to certain legal proceedings involving the sponsors, see “Risk Factors—Prior Bankruptcies, Defaults or Other Proceedings May Be Relevant to Future Performance” in the Free Writing Prospectus.

■
Local Market. The property is located in the submarket of Sante Fe Springs, California, an area that is primarily industrial with limited office and retail space. In the immediate area of the property, there is only one other office property with over 100,000 sq. ft. of net rentable area. Furthermore, the property is conveniently located within a mile of Interstate 5 and Interstate 605 and approximately 18 miles from the Los Angeles International Airport. The 2013 population and average household income within a five-mile radius of the property were 619,601 and $71,711, respectively.

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Tenant Mix. The property features a strong tenant mix with 12 separate tenants occupying the space. Two tenants, LA County Education and LADHS, occupy approximately 58.1% of the net rentable area as of the rent roll dated June 5, 2014. LA County Education is a state-funded agency that oversees the academic and financial stability of Los Angeles County’s 2 million preschool and school-age children. LADHS is the second largest health system in the nation and provides care to more than 10 million residents of Los Angeles County.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, TX	Collateral Asset Summary – Loan No. 17 Eagle Ford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,200,000 69.3% 1.86x 19.8%

Mortgage Loan Information
Loan Seller:	Natixis
Loan Purpose:	Acquisition
Sponsor:	Michael W. Reschke
Borrower:	Pearsall Hotel Partners, LLC; Cotulla Hotel Partners, LLC; Pleasanton Hotel Partners, LLC
Original Balance:	$19,200,000
Cut-off Date Balance:	$19,200,000
% by Initial UPB:	1.6%
Interest Rate:	4.8700%
Payment Date:	5th of each month
First Payment Date:	October 5, 2014
Maturity Date:	September 5, 2024
Amortization:	180 months
Additional Debt:	None
Call Protection:	L(24), DorYM1(92), O(4)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$173,959	$21,745
Insurance:	$5,897	$5,897
FF&E:	$0	1/12 of 5% of prior year's gross revenues
Franchise Termination(2):	$0	Springing

Financial Information
Cut-off Date Balance / Room:	$95,050
Balloon Balance / Room:	$40,272
Cut-off Date LTV:	69.3%
Balloon LTV:	29.4%
Underwritten NOI DSCR:	2.10x
Underwritten NCF DSCR:	1.86x
Underwritten NOI Debt Yield:	19.8%
Underwritten NCF Debt Yield:	17.5%
Property Information
Single Asset / Portfolio:	Portfolio of three properties
Property Type:	Limited Service Hospitality
Collateral(3):	Fee Simple
Location(3):	Various, TX
Year Built / Renovated(3):	2012-2013 / NAP
Total Rooms(3):	202
Property Management:	Prism Hospitality, L.P.
Underwritten NOI:	$3,796,000
Underwritten NCF:	$3,368,000
Appraised Value(3):	$27,700,000
Appraisal Date(3):	July 2014

Historical NOI
Most Recent NOI:	$6,023,500 (T-12 June 30, 2014)
2013 NOI:	NAV
2012 NOI:	NAV
2011 NOI(4):	NAP

Historical Occupancy
Most Recent Occupancy:	76.7% (June 30, 2014)
2013 Occupancy:	NAV
2012 Occupancy:	NAV
2011 Occupancy(4):	NAP
(1)
Cash management will be triggered upon (i) an event of default or (ii) the failure by the borrowers, after the end of a calendar quarter, to maintain a DSCR of at least 1.65x for the prior 12 month period or (iii) the occurrence of the Franchise Termination Sweep Date (together a “Cash Management Period”). The “Franchise Termination Sweep Date” is (i) the actual date upon which any existing franchise agreement (including a replacement franchise agreement) is terminated for any reason, or (ii) the date that is 18 months prior to the scheduled expiration date of any existing franchise agreement (including a replacement franchise agreement).

(2)
Upon the occurrence of a Cash Management Period following the occurrence of the Franchise Termination Sweep Date, all excess cash flow is required to be deposited into the franchise termination reserve.

(3)
The mortgage loan is secured by the borrowers’ fee simple interests in the following three limited service hospitality properties containing 202 rooms: (i) the Hampton Inn & Suites - Pleasanton property (63 rooms, built in 2012, located in Pleasanton, Texas, appraised value of $9.8 million as of July 7, 2014), (ii) the La Quinta - Pearsall property (66 rooms built in 2012, located in Pearsall, Texas, appraised value of $6.7 million as of July 8, 2014) and (iii) the Hampton Inn & Suites - Cotulla property (73 rooms, built in 2013, located in Cotulla, Texas, appraised value of $11.2 million as of July 7, 2014).

(4)	The properties were completed in 2012-2013. As such, 2011 NOI and 2011 Historical Occupancy are not applicable.

TRANSACTION HIGHLIGHTS

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Credit Metrics. The mortgage loan exhibits an Underwritten NOI Debt Yield of 19.8% and an Underwritten NCF DSCR of 1.86x on an amortizing basis. The mortgage loan is structured with a 15-year amortization resulting in an Underwritten NOI Debt Yield at maturity of 46.7% and a Balloon LTV of 29.4%, based on the appraised value of $27.7 million.

■
New Construction / Performance. The Hampton Inn & Suites - Pleasanton and the La Quinta - Pearsall properties were constructed in 2012 and the Hampton Inn & Suites - Cotulla property was constructed in 2013. The three properties exhibit strong performances.  The June 2014 trailing twelve months occupancy, ADR and RevPAR penetration were 121.7%, 118.8% and 145.0%, respectively.

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Sponsor. Michael W. Reschke is the founder, chairman and CEO of the Prime Group, Inc. (“Prime”) a development company founded in 1982 and headquartered in Chicago. Prime has developed nearly $11.0 billion of institutional-quality commercial and residential real estate across all product types. Prime was the founding shareholder of four publicly traded real estate companies.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

78 North Holiday Boulevard Santa Claus, IN 47579	Collateral Asset Summary – Loan No. 18 Lake Rudolph	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,422,250 60.5% 2.10x 13.0%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose(1):	Acquisition
Sponsor(2):	Sun Communities Operating Limited Partnership
Borrower:	Sun TRS Lake Rudolph LLC
Original Balance:	$18,422,250
Cut-off Date Balance:	$18,422,250
% by Initial UPB:	1.5%
Interest Rate:	4.5690%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(91), O(5)
Lockbox / Cash Management(3):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$24,379	$4,063
Insurance(4):	$0	Springing
Replacement(5):	$0	Springing
Seasonality(6):	$0	Springing

Financial Information
Cut-off Date Balance / Pad:	$36,918
Balloon Balance / Pad:	$29,920
Cut-off Date LTV:	60.5%
Balloon LTV:	49.0%
Underwritten NOI DSCR:	2.12x
Underwritten NCF DSCR:	2.10x
Underwritten NOI Debt Yield:	13.0%
Underwritten NCF Debt Yield:	12.9%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Manufactured Housing Community
Collateral:	Fee Simple
Location:	Santa Claus, IN
Year Built / Renovated:	1960 / 2013
Total Pads:	499
Property Management:	Self-managed
Underwritten NOI:	$2,393,536
Underwritten NCF:	$2,368,586
Appraised Value:	$30,450,000
Appraisal Date:	June 19, 2014

Historical NOI
2013 NOI:	$2,872,018 (December 31, 2013)
2012 NOI:	$2,761,447 (December 31, 2012)
2011 NOI:	$1,858,955 (December 31, 2011)

Historical Occupancy(7)
2013 Occupancy:	41.3% (December 31, 2013)
2012 Occupancy:	44.0% (December 31, 2012)
2011 Occupancy:	44.6% (December 31, 2011)
(1)	The property was acquired by the sponsor in an all-cash transaction in June 2014.
(2)
The sponsor is also the sponsor under the mortgage loans identified on Annex A-1 to the Free Writing Prospectus as Lake in Wood and Jellystone of Western NY, which have Cut-off Date Balances of $11,055,000 and $7,172,750, respectively.

(3)
Subject to termination in accordance with the related loan documents, cash management will be triggered upon (i) an event of default under the mortgage loan documents or the property management agreement, (ii) a DSCR of less than 1.25x or (iii) Sun Communities Operating Limited Partnership (“Sun Partnership”) becoming insolvent or a debtor in any bankruptcy action.

(4)	If an acceptable blanket insurance policy is no longer in place, the borrower is required to deposit 1/12 of the annual insurance premiums into the insurance account.
(5)
If at any time during the term (i) Sun Partnership is not the guarantor or (ii) Sun Partnership fails to satisfy the net worth requirement, the borrower is required to deposit $2,079 monthly into the replacement reserve.

(6)
If (i) Sun Partnership is no longer the guarantor under a guaranty in lieu of the seasonality reserve, (ii) Sun Partnership fails to satisfy the net worth requirement, (iii) an event of default shall have occurred and be continuing, or (iv) the guaranty shall cease to be in full force and effect, the borrower shall deposit on each monthly payment date, other than during the months of September through May, 1/3 of the amount applicable to the seasonality shortfall, which is initially $1,050,000.

(7)	Historical Occupancy is calculated on a seasonal basis.

TRANSACTION HIGHLIGHTS

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Property Condition and Amenities.  The property is a RV resort located in Santa Claus, Indiana. The property contains 199 RV camping sites, 74 rental cottages and 226 transient sites that can be used for tents or RVs. The property was developed as a seasonal campground and family resort. The property is located adjacent to Holiday World & Splashin’ Safari which is an amusement park and water park covering approximately 120 acres and attracts approximately 1.1 million visitors per year.

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Sponsor.  The sponsor, Sun Partnership, is a fully integrated real estate company which, together with their affiliates and predecessors, has been in the business of acquiring, operating, developing and expanding manufactured housing (“MH”) and recreational vehicle (“RV”) communities since 1975. Sun Partnership leases individual parcels of land (“sites”) with utility access for placement of manufactured homes and RVs. The company owns, operates, and develops MH and RV communities located throughout the United States. Sun Partnership, as of June 2014, owned and operated a portfolio of 193 properties located in 27 states, including 149 MH communities, 32 RV communities, and 12 properties containing both MH and RV sites.  Additionally, in June 2014, the properties contained an aggregate 54,300 developed manufactured home sites, 9,000 annual RV sites (inclusive of both annual and seasonal usage rights) and 8,700 transient RV sites.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Philadelphia, PA	Collateral Asset Summary – Loan No. 19 Temple Villas	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,250,000 63.3% 1.69x 10.5%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Refinance
Sponsor:	Abbas Zeini; Halal Mahdi; Ahmed Michael Alhadad
Borrower(1):	Various
Original Balance:	$18,250,000
Cut-off Date Balance:	$18,250,000
% by Initial UPB:	1.5%
Interest Rate:	4.5500%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(93), O(3)
Lockbox / Cash Management(2):	Springing Soft / Springing

Reserves
	Initial	Monthly
Taxes(3):	$16,337	Springing
Insurance:	$35,451	$11,817
Replacement(4):	$0	Springing
TI/LC(4):	$0	Springing
Debt Service:	$93,013	$0

Financial Information
Cut-off Date Balance / Bed:	$50,275
Balloon Balance / Bed:	$40,718
Cut-off Date LTV:	63.3%
Balloon LTV:	51.2%
Underwritten NOI DSCR:	1.72x
Underwritten NCF DSCR:	1.69x
Underwritten NOI Debt Yield:	10.5%
Underwritten NCF Debt Yield:	10.3%
Property Information
Single Asset / Portfolio:	Portfolio of 29 properties
Property Type:	Student Housing Multifamily
Collateral:	Fee Simple
Location:	Philadelphia, PA
Year Built / Renovated:	1910, 1920, 2010-2014 / 2012, 2013
Total Beds(5):	363
Property Management:	Temple Villas I, LLC
Underwritten NOI(6):	$1,918,189
Underwritten NCF:	$1,881,889
Appraised Value:	$28,850,000
Appraisal Date:	July 22, 2014

Historical NOI(6):
2013 NOI:	$1,620,840 (December 31, 2013)
2012 NOI:	$1,162,378 (December 31, 2012)
2011 NOI:	$928,833 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	96.4% (August 1, 2014)
2013 Occupancy:	98.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)
The borrowers are 1400 N 15 St LLC; 1500 Jefferson LLC; 1600 Cecil B Moore LLC; 1600 Willington St. LLC; 1627 French Street LLC; 1700 W Berks St LLC; 1800 North 17th St LLC a/k/a 1800 North 17th Street, LLC; 2300 N. Park Avenue LLC; Temple Villas II LLC; Temple Villas III LLC; ZMA One, LLC.

(2)
Subject to termination in accordance with the related loan documents, a soft lockbox and in place cash management will be triggered upon (i) the continuance of an event of default, (ii) an event of default under the management agreement or (iii) the borrowers fail to maintain a DSCR of at least 1.15x.

(3)
The borrowers will be required to make monthly deposits of 1/12 of the annual taxes into the tax reserve if (i) the borrowers do not provide satisfactory evidence that all taxes have been paid prior to their respective due dates, (ii) the lender has not received acceptable evidence of such payment of the current taxes prior to the due date or (iii) the amount in the tax reserve account on reserve for the payment of taxes is less than the annual tax fund deposit.

(4)
The borrowers deposited an irrevocable, unconditional letter of credit in the amount of $90,000 from First NBC Bank which represents $72,000 for capital expenditures relating to the residential space at the property and $18,000 for tenant improvements and leasing commissions associated with the commercial space at the property.  This letter of credit is in lieu of the monthly replacement and TI/LC reserve deposits.

(5)	The property includes 363 beds in 97 units.
(6)
The increase in Underwritten NOI from the Historical NOI was due to underwriting the actual pre-leased rent roll for the 2014/2015 school year. Additionally, not all of the units were included in the Historical NOI.

TRANSACTION HIGHLIGHTS

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Location. The property consists of 29 buildings located within a mile of each other and between two and four blocks from the Temple University campus. One building is located near the University of Pennsylvania and Drexel University.  With enrollment above 35,000, Temple University is the 26th largest university in the U.S. On-campus housing can accommodate approximately 5,558 students with more than 30,000 students attending the main campus.

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Asset Quality. All of the Temple Villas buildings have been constructed or renovated in the last four years. Seven were constructed in 2010, four were constructed in 2011, twelve were constructed in 2013 and three more were completed in 2014. Three of the buildings were constructed in 1910 and 1920 and were renovated in 2012 and 2013.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

15710 John F Kennedy Boulevard Houston, TX 77032	Collateral Asset Summary – Loan No. 20 World Houston Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 66.7% 1.90x 12.1%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Acquisition
Sponsor:	LVS II Offshore, L.P.
Borrower:	BL WHP Property Owner LP
Original Balance:	$18,000,000
Cut-off Date Balance:	$18,000,000
% by Initial UPB:	1.5%
Interest Rate:	3.6940%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2019
Amortization:	Interest only for first 25 months; 360 months thereafter
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(24), D(31), O(5)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$545,336	$68,167
Insurance(3):	$0	Springing
Replacement:	$0	$5,784
TI/LC(4):	$149,380	$19,881
Required Repairs:	$129,229	NAP
Lease Sweep (5):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$83
Balloon Balance / Sq. Ft.:	$78
Cut-off Date LTV:	66.7%
Balloon LTV:	63.0%
Underwritten NOI DSCR(6):	2.20x
Underwritten NCF DSCR(6):	1.90x
Underwritten NOI Debt Yield:	12.1%
Underwritten NCF Debt Yield:	10.5%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Houston, TX
Year Built / Renovated:	1986 / NAP
Total Sq. Ft.:	216,889
Property Management:	LPC Commercial Services, Inc.
Underwritten NOI:	$2,182,430
Underwritten NCF:	$1,889,630
Appraised Value:	$27,000,000
Appraisal Date:	July 9, 2014

Historical NOI
2013 NOI:	$2,489,428 (December 31, 2013)
2012 NOI:	$2,078,389 (December 31, 2012)
2011 NOI:	$2,369,720 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (June 1, 2014)
2013 Occupancy:	99.0% (December 31, 2013)
2012 Occupancy:	99.0% (December 31, 2012)
2011 Occupancy:	99.0% (December 31, 2011)
(1)
Mezzanine debt is permitted provided, among other things per the mortgage loan documents, the principal amount when combined with the mortgage loan will result in (i) an LTV of no more than 67.0%, (ii) a DSCR of no less than 1.50x and (iii) a debt yield of no less than 10.0%.

(2)
Cash management will be triggered (i) upon an event of default, (ii) if the DSCR falls below 1.15x until such time that the DSCR is at least 1.20x for two consecutive calendar quarters, (iii) the commencement of a Lease Sweep Period (as defined in the mortgage loan documents) or (iv) the commencement of a Mezzanine Trigger Period (as defined in the mortgage loan documents).

(3)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(4)	Monthly deposits into the TI/LC reserve will be suspended once Weatherford U.S., LP (“Weatherford”) has irrevocably extended its lease (the “Weatherford Lease”).
(5)
On each monthly payment date during a Lease Sweep Period, all excess cash flow will be deposited to the lease sweep reserve. A “Lease Sweep Period” will commence upon (i) twelve months prior to the expiration of the Weatherford Lease or upon the date Weatherford is required to give notice of its exercise of a renewal option, (ii) the date the Weatherford Lease is surrendered, cancelled, or terminated prior to its then current expiration date, (iii) the date that is thirty days after an event of default in connection with the payment of monthly rent under the Weatherford Lease or any other material non-monetary default under the Weatherford Lease or (iv) the occurrence of a bankruptcy or other insolvency proceeding by Weatherford.

(6)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 3.24x and 2.80x, respectively.

TRANSACTION HIGHLIGHTS

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Sponsorship. LVS II Offshore, L.P. is a wholly owned subsidiary of Pacific Investment Management Company, LLC GP X11 (“PIMCO”). PIMCO has approximately $1.97 trillion in assets under management, of which, $1.55 trillion are third party client assets, as of June 30, 2014.

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Location. The property is located in the Houston-Sugar Land-Baytown metropolitan area (“Houston MSA”), one of the leading economies in the United States. Between 2002 and 2012, Houston’s Gross Metro Product averaged an annual growth rate of 2.3% compared to the 1.6% growth rate averaged by the United States. In addition, the Houston MSA has outpaced national averages in population growth, as the population grew at an average annual rate of 2.2%, more than double the national average of 0.9% between 2002 and 2012. The unemployment rate was 6.3% in February 2013, 1.80% below the U.S. rate of 8.1%. The property is located in the Intercontinental Airport area of Houston, and is in close proximity to George Bush Intercontinental Airport, IH-45 and the North Belt, two major thoroughfares in the Houston MSA.

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Tenancy. The property was 100% leased as of June 1, 2014 with two of the tenants, Weatherford and Kraton Polymers US, LLC, occupying approximately 72.8% of the space. Both tenants have expanded multiple times at the property. The property has exhibited strong historical occupancy averaging 99.0% since 2011. In addition, 55.7% of the property is being leased to credit tenants. Weatherford is rated Baa3 by Moody’s and US Bank, the parent company of FSV Payment Systems, Ltd., is rated A1/AA-/AA by Moody’s, Fitch and DBRS, respectively.

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Below Market Rents. According to the appraisal, the in-place subject rent in year one is approximately $21.18 PSF which is significantly lower than the appraiser’s market rent estimate of $26.00 PSF as of July 15, 2014.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Natixis Securities Americas LLC, Citigroup Global Markets Inc., and Nomura Securities International, Inc. (the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the COMM 2014-LC17 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The Information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the depositor undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.